SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to sec. 240.14a-12.

Salomon Brothers Capital Fund Inc
Salomon Brothers Investors Value Fund Inc
Salomon Brothers Series Funds Inc
Salomon Brothers Variable Series Funds Inc
Salomon Brothers Institutional Series Funds Inc
The Salomon Brothers Fund Inc
Salomon Brothers Capital and Income Fund Inc.
Salomon Brothers Emerging Markets Debt Fund Inc.
Salomon Brothers Emerging Markets Income Fund Inc.
Salomon Brothers Emerging Markets Income Fund II Inc.
Salomon Brothers Emerging Markets Floating Rate Fund Inc.
Salomon Brothers Global High Income Fund Inc.
Salomon Brothers Global Partners Income Fund Inc.
Salomon Brothers High Income Fund Inc
Salomon Brothers High Income Fund II Inc
Salomon Brothers Inflation Management Fund Inc.
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc
Salomon Brothers Variable Rate Strategic Fund Inc.
Salomon Brothers Worldwide Income Fund Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

SALOMON BROTHERS FUNDS

NOTICE

OF

SPECIAL MEETING

OF

SHAREHOLDERS

SALOMON BROTHERS FUNDS

125 Broad Street, 10th Floor

New York, New York 10004

September 2, 2005

Dear Shareholder:

A special meeting of your Salomon Brothers Fund will be held at American Conference Centers, 780 Third Avenue, New York, New York 10017, on October 21, 2005, at 4:00 p.m. (New York time), to vote on the proposals listed in the enclosed joint proxy statement.

Citigroup Inc., the parent company of the Funds’ investment adviser, Salomon Brothers Asset Management Inc, has entered into an agreement to sell substantially all of its worldwide asset management business, including the Funds’ investment adviser, to Legg Mason, Inc. The sale will cause the Funds’ current investment advisory or management agreements to terminate. Certain Funds also have a subadvisory agreement which will terminate upon the consummation of the sale. In order for the management of each Fund to continue uninterrupted after the sale, we are asking the shareholders of each Fund to approve a new management agreement for the Fund and, in certain cases, a new subadvisory agreement. Each Fund’s total fees for advisory and administrative services will remain the same under its new management agreement and, where applicable, subadvisory agreement.

If you are a shareholder of an open-end Fund, you will also be asked to elect Directors of your Fund.

The Directors responsible for your Fund recommend that you vote FOR each of these proposals.

You are invited to attend the meeting in person. If you do not expect to attend the meeting, we encourage you to vote by completing, signing and dating the enclosed white proxy card and promptly returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet. Your vote on these matters is important.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services at 1-866-718-0017.

Sincerely,

R. Jay Gerken
Chairman

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of proposals to:

1.	Approve a new management agreement for your Fund with your Fund’s current investment adviser. This new management agreement will take effect when your Fund’s current investment adviser becomes a subsidiary of Legg Mason, Inc.

2.	Approve a new subadvisory agreement, in relevant cases, with your Fund’s current subadviser. This new subadvisory agreement will take effect when your Fund’s current subadviser becomes a subsidiary of Legg Mason, Inc.

3.	Elect a Board of Directors for each of the open-end Funds.

Q.	Why am I being asked to vote on a new management agreement and subadvisory agreement, if applicable?

A.	Citigroup Inc. is the parent company of the Funds’ investment adviser and subadviser, if applicable. Citigroup has entered into an agreement to sell its asset management business, Citigroup Asset Management, which includes the Funds’ investment adviser and subadviser, to Legg Mason, Inc. The sale will cause the Funds’ current management or advisory agreements and, for the relevant Funds, the current subadvisory agreements, to terminate. The sale will not be completed unless a number of conditions are met. One of these conditions is that shareholders of a certain number of the Funds managed by Citigroup affiliates approve the proposed new agreements. Your Fund’s Board of Directors has approved, and recommends that you approve, the new agreements.

Q.	What prompted the sale of Citigroup Asset Management to Legg Mason?

A.	Citigroup advised that after careful review, it has determined that its emphasis should continue to be on expanding access to investment products through various distribution channels rather than focusing on managing proprietary and third party investment products.

Q.	How will the sale of Citigroup Asset Management potentially benefit me?

A.	The combination of Legg Mason and Citigroup Asset Management will create one of the world’s largest asset management organizations representing over $800 billion in assets under management. Following the transaction, Citigroup Asset Management will be part of an organization focused on the asset management business but will still have the opportunity to continue its strong working partnership with the Citigroup businesses and will also have new opportunities to grow.

Q.	How does the proposed new management agreement differ from my Fund’s current agreement?

A.	The current management agreement for certain Funds provides for investment management services only, with administrative services being provided pursuant to a separate administration agreement. The proposed new management agreement addresses the Adviser’s provision of both investment management and administrative services to your Fund. The Joint Proxy Statement describes other differences between your Fund’s current management agreement and the proposed new management agreement.

Q.	How does the proposed new subadvisory agreement differ from my Fund’s current agreement?

A.	The proposed new subadvisory agreement is substantially similar to the existing subadvisory agreement. The Joint Proxy Statement describes the differences between your Fund’s current subadvisory agreement and the proposed new subadvisory agreement.

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Q.	Will my Fund’s total fees for advisory and administrative services increase?

A.	No. The total fees for advisory and administrative services will remain the same. For those Funds currently operating under separate management and administration agreements, both functions will now be covered under one agreement and shareholders of the Funds will no longer pay a separate administration fee. As a result, the management fee for certain Funds will exceed the current advisory fee, but in no case will it exceed the current combined advisory and administrative fee.

Q.	Will there be any adviser or subadviser changes?

A.	Immediately following the sale of Citigroup Asset Management to Legg Mason, the adviser and, in relevant cases, the subadviser that currently manages your Fund will continue to manage the Fund. However, Legg Mason has advised the Fund Board members that it intends to combine the fixed income investment operations of Citigroup Asset Management with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates (“Western Asset”). Western Asset focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. As of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients.

Legg Mason has advised the Fund Board members that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the adviser and, in relevant cases, the subadviser to the Funds. Among other things, this may involve Western Asset, the adviser and, in relevant cases, the subadviser to the Funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. Legg Mason may also wish to combine other Citigroup Asset Management operations with those of other Legg Mason subsidiaries.

It is expected that these combination processes, as well as the likelihood that certain fixed-income portfolio managers or portfolio management teams may not remain with Citigroup Asset Management advisers or subadvisers or join Western Asset, will result in changes to portfolio managers or portfolio management teams for a number of the Funds, subject to Board consent and appropriate notice to shareholders and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. Legg Mason has also advised the Fund Board members that, in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the Funds, subject to applicable regulatory requirements.

Q.	How do the Board members suggest I vote in connection with the new management agreement and, if applicable, new subadvisory agreement?

A.	After careful consideration, the Board of your Fund unanimously recommends that you vote FOR the approval of the new management agreement and, if applicable, new subadvisory agreement.

Q.	How do the Board members suggest that I vote in connection with the election of Board members to the open-end funds?

A.	The Board of each open-end Fund also unanimously recommends that you vote FOR the nominees for the Board.

Q.	Will my vote make a difference?

A.	Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund.

Q.	Are the Funds paying for preparation, printing and mailing of this proxy?

A.	No, all costs will be borne by Citigroup and Legg Mason whether or not the proposals are successful.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services at 1-866-718-0017.

Q.	How do I vote my shares?

A.	You can vote your shares by attending the meeting, or if you do not expect to attend, by completing and signing the enclosed white proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

It is important that you vote promptly.

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SALOMON BROTHERS FUNDS

125 Broad Street, 10th Floor

New York, New York 10004

Notice of Special Meeting of Shareholders

To be held October 21, 2005

A special meeting of the shareholders of each Fund listed below will be held at American Conference Centers, 780 Third Avenue, New York, New York 10017, at 4:00 p.m. (New York time) on Friday, October 21, 2005, for the following purposes:

ITEM 1.	To approve a new Management Agreement for each Fund.

ITEM 2.	To approve a new Subadvisory Agreement for:

Salomon Brothers Strategic Bond Fund, a series of Salomon Brothers Series Funds Inc
Salomon Brothers Variable Strategic Bond Fund, a series of Salomon Brothers Variable Series Funds Inc
Salomon Brothers Global High Income Fund Inc.
Salomon Brothers Variable Rate Strategic Fund Inc.

ITEM 3.	To elect Directors of:

Board I:

	Salomon Brothers Series Funds Inc:	Salomon Brothers Variable Series Funds Inc:
	Salomon Brothers All Cap Value Fund	Salomon Brothers Variable All Cap Fund
	Salomon Brothers Balanced Fund	Salomon Brothers Variable High Yield Bond Fund
	Salomon Brothers Cash Management Fund	Salomon Brothers Variable Investors Fund
	Salomon Brothers High Yield Bond Fund Salomon Brothers Institutional Money Market Fund Salomon Brothers Large Cap Growth Fund Salomon Brothers New York Municipal Money Market Fund	Salomon Brothers Variable Large Cap Growth Fund
Salomon Brothers Variable Small Cap Growth Fund
Salomon Brothers Variable Strategic Bond Fund
Salomon Brothers Variable Total Return Fund
	Salomon Brothers Short/ Intermediate U.S. Government Fund	Salomon Brothers Institutional Series Funds Inc:
	Salomon Brothers Small Cap Growth Fund Salomon Brothers Strategic Bond Fund	Salomon Brothers Institutional Emerging Markets Debt Fund
Salomon Brothers Institutional High Yield Bond Fund

and

Board II:

Salomon Brothers Capital Fund Inc

Salomon Brothers Investors Value Fund Inc

ITEM 4.	To transact such other business as may properly come before the meeting and any adjournments thereof.

Your Directors recommend that you vote FOR all items.

Shareholders of record on August 22, 2005 are entitled to vote at the meeting and at any adjournments thereof.

If you own shares in more than one Fund as of August 22, 2005, you may receive more than one white proxy card. Please be certain to vote each white proxy card you receive.

By order of the Boards of Directors,

Robert I. Frenkel
Secretary

September 2, 2005

I

Salomon Brothers Capital Fund Inc	Salomon Brothers Investors Value Fund Inc

Salomon Brothers Series Funds Inc	Salomon Brothers Variable Series Funds Inc
Salomon Brothers All Cap Value Fund	Salomon Brothers Variable All Cap Fund
Salomon Brothers Balanced Fund	Salomon Brothers Variable High Yield Bond Fund
Salomon Brothers Cash Management Fund	Salomon Brothers Variable Investors Fund
Salomon Brothers High Yield Bond Fund	Salomon Brothers Variable Large Cap Growth Fund
Salomon Brothers Institutional Money Market Fund	Salomon Brothers Variable Small Cap Growth Fund
Salomon Brothers Large Cap Growth Fund	Salomon Brothers Variable Strategic Bond Fund
Salomon Brothers New York Municipal Money Market Fund	Salomon Brothers Variable Total Return Fund
Salomon Brothers Short/Intermediate U.S. Government Fund Salomon Brothers Small Cap Growth Fund Salomon Brothers Strategic Bond Fund	Salomon Brothers Institutional Series Funds Inc Salomon Brothers Institutional Emerging Markets Debt Fund Salomon Brothers Institutional High Yield Bond Fund

The Salomon Brothers Fund Inc	Salomon Brothers Global Partners Income Fund Inc.

Salomon Brothers Capital and Income Fund Inc.	Salomon Brothers High Income Fund Inc

Salomon Brothers Emerging Markets Debt Fund Inc.	Salomon Brothers High Income Fund II Inc

Salomon Brothers Emerging Markets Income Fund Inc.	Salomon Brothers Inflation Management Fund Inc.

Salomon Brothers Emerging Markets Income Fund II Inc.	Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc

Salomon Brothers Emerging Markets Floating Rate Fund Inc.	Salomon Brothers Variable Rate Strategic Fund Inc.

Salomon Brothers Global High Income Fund Inc.	Salomon Brothers Worldwide Income Fund Inc.

II

SALOMON BROTHERS FUNDS

125 Broad Street, 10th Floor

New York, New York 10004

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors (each, a “Board” and collectively, the “Boards,” and each Director, a “Board Member” and collectively, the “Board Members”) of the Salomon Brothers Funds (each, a “Fund,” and collectively, the “Funds”) listed below of proxies to be voted at the special meeting of shareholders of each Fund to be held at 4:00 p.m. (New York time) on Friday, October 21, 2005 at American Conference Centers, 780 Third Avenue, New York, New York 10017 (for each Fund, a “Meeting,” and collectively, the “Meetings”), and at any and all adjournments thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards on or about September 2, 2005.

Funds Holding Special Meetings of Shareholders

on October 21, 2005

Salomon Brothers Capital Fund Inc (“Capital Fund”)

Salomon Brothers Series Funds Inc (“Series Fund”)

Salomon Brothers All Cap Value Fund

Salomon Brothers Balanced Fund

Salomon Brothers Cash Management Fund

Salomon Brothers High Yield Bond Fund

Salomon Brothers Institutional Money Market Fund

Salomon Brothers Large Cap Growth Fund

Salomon Brothers New York Municipal Money Market Fund

Salomon Brothers Short/Intermediate U.S. Government Fund

Salomon Brothers Small Cap Growth Fund

Salomon Brothers Strategic Bond Fund

The Salomon Brothers Fund Inc

Salomon Brothers Capital and Income Fund Inc.

Salomon Brothers Emerging Markets Debt Fund Inc.

Salomon Brothers Emerging Markets Income Fund Inc.

Salomon Brothers Emerging Markets Income Fund II Inc.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Salomon Brothers Global High Income Fund Inc.

Salomon Brothers Investors Value Fund Inc
(“Investors Fund”)

Salomon Brothers Variable Series Funds Inc
(“Variable Fund”)

Salomon Brothers Variable All Cap Fund

Salomon Brothers Variable High Yield Bond Fund Salomon Brothers Variable Investors Fund

Salomon Brothers Variable Large Cap Growth Fund Salomon Brothers Variable Small Cap Growth Fund Salomon Brothers Variable Strategic Bond Fund

Salomon Brothers Variable Total Return Fund

Salomon Brothers Institutional Series Funds Inc (“Institutional Fund”)

Salomon Brothers Institutional Emerging Markets Debt Fund

Salomon Brothers Institutional High Yield Bond Fund

Salomon Brothers Global Partners Income Fund Inc.

Salomon Brothers High Income Fund Inc

Salomon Brothers High Income Fund II Inc

Salomon Brothers Inflation Management Fund Inc.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc

Salomon Brothers Variable Rate Strategic Fund Inc.

Salomon Brothers Worldwide Income Fund Inc.

Each Fund is organized as a Maryland corporation (each, a “Corporation”), or a series of shares of stock of a Corporation. The Corporations are registered investment companies.

Shareholders of record at the close of business on August 22, 2005 are entitled to vote at the Meetings. Shareholders of the Funds are entitled to one vote for each share held.

The number of shares of each Fund outstanding on August 22, 2005 and the net assets of each Fund as of that date are shown in Appendix A.

The Fund of which you are a shareholder is named on the white proxy card included with this Joint Proxy Statement. If you own shares in more than one Fund as of August 22, 2005, you may receive more than one white proxy card. Please complete EACH white proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified, the shares will be voted FOR approval of the new management agreement, FOR approval of the new subadvisory agreement and FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such written or oral requests should be directed to the Fund at 125 Broad Street, New York, New York 10004, or by calling toll free at 1-800-725-6666.

Please note that only one annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

SUMMARY OF PROPOSALS AND FUNDS AFFECTED

Name of Fund	Proposal No. 1— to Approve New Management Agreement	Proposal No. 2— to Approve New Subadvisory Agreement	Proposal No. 3—to Elect Board Members
			Board I	Board II
Salomon Brothers Capital Fund Inc	✓			✓
Salomon Brothers Investors Value Fund Inc	✓			✓
Salomon Brothers All Cap Value Fund	✓		✓
Salomon Brothers Balanced Fund	✓		✓
Salomon Brothers Cash Management Fund	✓		✓
Salomon Brothers High Yield Bond Fund	✓		✓
Salomon Brothers Institutional Money Market Fund	✓		✓
Salomon Brothers Large Cap Growth Fund	✓		✓
Salomon Brothers New York Municipal Money Market Fund	✓		✓
Salomon Brothers Short/Intermediate U.S. Government Fund	✓		✓
Salomon Brothers Small Cap Growth Fund	✓		✓
Salomon Brothers Strategic Bond Fund	✓	✓	✓
Salomon Brothers Variable All Cap Fund	✓		✓
Salomon Brothers Variable High Yield Bond Fund	✓		✓
Salomon Brothers Variable Investors Fund	✓		✓
Salomon Brothers Variable Large Cap Growth Fund	✓		✓
Salomon Brothers Variable Small Cap Growth Fund	✓		✓
Salomon Brothers Variable Strategic Bond Fund	✓	✓	✓
Salomon Brothers Variable Total Return Fund	✓		✓

Name of Fund	Proposal No. 1— to Approve New Management Agreement	Proposal No. 2— to Approve New Subadvisory Agreement	Proposal No. 3—to Elect Board Members
			Board I	Board II
Salomon Brothers Institutional Emerging Markets Debt Fund	✓		✓
Salomon Brothers Institutional High Yield Bond Fund	✓		✓
The Salomon Brothers Fund Inc	✓
Salomon Brothers Capital and Income Fund Inc.	✓
Salomon Brothers Emerging Markets Debt Fund Inc.	✓
Salomon Brothers Emerging Markets Income Fund Inc.	✓
Salomon Brothers Emerging Markets Income Fund II Inc.	✓
Salomon Brothers Emerging Markets Floating Rate Fund Inc.	✓
Salomon Brothers Global High Income Fund Inc.	✓	✓
Salomon Brothers Global Partners Income Fund Inc.	✓
Salomon Brothers High Income Fund Inc	✓
Salomon Brothers High Income Fund II Inc	✓
Salomon Brothers Inflation Management Fund Inc.	✓
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc	✓
Salomon Brothers Variable Rate Strategic Fund Inc.	✓	✓
Salomon Brothers Worldwide Income Fund Inc.	✓

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at each Meeting. For the Funds of Series Fund, Variable Fund and Institutional Fund, one-third of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. For each of the other Funds, a majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting.

Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms, including Citigroup Global Markets Inc. (“CGMI”) and other Citigroup Inc. (“Citigroup”) affiliates, holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meetings. The New York Stock Exchange (“NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on the new management agreements in Item 1 or the new subadvisory agreements in Item 2. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the Fund’s distributor, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on Items 1, 2 and 3. Some service agents are affiliates of Citigroup and, therefore, have an interest in the outcome of the voting on the new management agreements in Item 1 and the new subadvisory agreements in Item 2, and stand to benefit if these proposals are approved. For example, if shareholders of the Funds fail to approve the new management agreements and the new subadvisory agreements, the transaction involving Citigroup, which is described below under the heading “Description of the Transaction,” may not be consummated or the payments to Citigroup in connection with the transaction may be reduced. With respect to any shares for which a Citigroup-affiliated service agent (other than a broker-dealer) is the holder of record and for which it does not receive voting instructions from its customers, such service agent intends to vote those shares in the same proportion as the votes received from its customers for which instructions have been received.

Shares of Variable Fund are offered only to separate accounts established by participating insurance companies to fund the benefits for variable annuity contracts and variable life insurance policies (the “Participating Insurance Companies”). In accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed proxy card or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Those persons who have a voting interest at the close of business on August 22, 2005 will be entitled to submit instructions to their Participating Insurance Company. The Participating Insurance Companies will vote all their shares in the same proportion as the voting instructions actually received from the holders of variable annuity contracts and variable life insurance policies. For purposes of this Joint Proxy Statement, all reference to “shareholders” shall refer to Participating Insurance Companies and not to individual contract or policy holders.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or Participating Insurance Company specific instructions as to how you want your shares to be voted.

Approval of Items 1 and 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the relevant Fund. Under applicable law, the vote of “a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

Each nominee named in Item 3 must be elected by a plurality of the votes cast at the Meeting by the shareholders of the relevant Corporation. In the case of a Corporation that comprises one or more series, the shares of each series will be counted together as a single class in determining the results of the voting for Item 3.

If you are a shareholder of a closed-end fund, you are not being asked to elect Board Members at this time. Each of the Funds which is a closed-end fund is listed in Appendix B (each a “Closed-end Fund,” and collectively, the “Closed-end Funds”). Unlike open-end funds, closed-end funds generally hold annual meetings of their shareholders at which Board Members are elected, and many of the Closed-end Funds covered by this Joint Proxy Statement have already held their 2005 annual meetings or are scheduled to hold meetings shortly at which Board Members will be elected.

The following table summarizes these voting requirements:

	Shareholders Entitled to Vote	Vote Required for Approval
Item 1 (Approval of New Management Agreement)	Shareholders of the relevant Fund, voting separately	Approved by a “majority of the outstanding voting securities” of the relevant Fund

Item 2 (Approval of New Subadvisory Agreement)	Shareholders of the relevant Fund, voting separately	Approved by a “majority of the outstanding voting securities” of the relevant Fund

	Shareholders Entitled to Vote	Vote Required for Approval
Item 3 (Election of Board Members)	Shareholders of the relevant Fund (other than the Closed-end Funds) voting together with shareholders of the other Funds, if any, that are series of the same Corporation	Each nominee must be elected by a plurality of the shares voted at the Meeting

Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST Items 1 and 2. Abstentions and broker non-votes will have no effect on the vote on Item 3.

Properly executed white proxy cards will be voted by the persons named therein in the manner directed by the shareholder executing the proxy. Properly executed white proxy cards that do not give specific direction with respect to specific proposals will be voted FOR Items 1, 2 and 3 and in the best judgment of the named proxies as to any other matters.

ITEM 1—TO APPROVE A NEW MANAGEMENT AGREEMENT

At the Meeting, you will be asked to approve a new management agreement between your Fund and the investment adviser (each a “New Management Agreement” and collectively, the “New Management Agreements”). A general description of the proposed New Management Agreement and a general comparison of the proposed New Management Agreement and the investment management agreements currently in effect for the Funds (each, a “Current Management Agreement” and collectively, the “Current Management Agreements”) are included below. More detailed comparisons are included in Appendix C. The form of the New Management Agreement is attached hereto as Appendix D.

Salomon Brothers Asset Management Inc (“SBAM” or the “Adviser”) currently provides investment advisory services to the Funds. The Adviser is responsible for the Funds’ overall investment strategy and its implementation. The date of each Fund’s Current Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board is provided in Appendix E. Each Current Management Agreement has been approved for continuance since July 2005.

The Board Members are proposing a New Management Agreement for each Fund because the Current Management Agreements will terminate when the Adviser’s parent company, Citigroup, sells its interest in the Adviser to Legg Mason, Inc. (“Legg Mason”). This transaction is discussed in more detail below. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction discussed below will constitute a sale of a controlling block of voting securities of the Adviser that will result in the automatic termination of each Current Management Agreement.

Description of the Transaction

On June 23, 2005, Citigroup entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason under which Citigroup will sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason, a number of shares of Legg Mason common stock representing 4.39% of the outstanding voting securities of Legg Mason and a number of shares of non-voting, convertible preferred stock representing approximately 10% of the pro-forma common stock of Legg Mason (on an as converted basis) and, subject to certain adjustments, approximately $550 million in the form of a five-year loan facility provided to Legg Mason by Citigroup Corporate and Investment Banking (the “Transaction”). Subject to certain adjustments, the total value of the Transaction (based on the average price of Legg Mason common stock prior to June 23, 2005) is approximately $3.7 billion. As a result of the Transaction, the Adviser to the Funds will become a wholly owned subsidiary of Legg Mason.

Consummation of the Transaction is subject to certain terms and conditions, including, among others: (1) Citigroup and Legg Mason obtaining certain required regulatory approvals, (2) consent by certain advisory clients of CAM representing no less than 75% of the revenue attributable to the assets under management for such clients to continue their advisory relationship with CAM following the consummation of the Transaction and (3) conversion of Legg Mason’s subsidiary, Legg Mason Trust, fsb, from a federal thrift charter to a trust company chartered under state law or the National Bank Act that is not a bank, thrift or savings association under the Bank Holding Company Act. Although there is no assurance that the

Transaction will be completed, if each of the terms and conditions is satisfied or waived, the closing of the Transaction is expected by Citigroup and Legg Mason to take place during the fourth quarter of 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. Legg Mason is a holding company that currently provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $397 billion, of which, approximately $248 billion (62%) represented fixed income assets, and $75 billion (19%) represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

In anticipation of the Transaction, members of the Funds’ Boards met in person on July 11, 2005 and during the week of August 8, 2005 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the New Management Agreement between the Fund and the Fund’s Adviser. The 1940 Act requires that the New Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At those Board meetings, and for the reasons discussed below (see “Board Considerations” below), each Board, including a majority of the Board Members who are not “interested persons” of the Funds or the Adviser as defined in the 1940 Act (the “Independent Board Members”), unanimously approved each New Management Agreement applicable to the Funds overseen by that Board and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Transaction. In the event shareholders of a Fund do not approve the New Management Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

It is anticipated that the names of the Funds and the Adviser will remain the same immediately following the closing of the Transaction, but will eventually change. Upon closing of the Transaction, Legg Mason will have a license which will permit the Funds and the Adviser to continue using their current names for up to twelve months following the closing.

Section 15(f) of the 1940 Act

Citigroup is relying on Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Citigroup and Legg Mason have agreed under the Transaction Agreement not to take, and have informed the Boards that they will not take, any action that is not contemplated by the Transaction, or fail to take any action, that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

The New Management Agreement

As noted above, under the requirements of the 1940 Act, each Fund is required to enter into a new advisory agreement as a result of the Transaction. The Current Management Agreements pursuant to which the Funds currently receive investment advisory services differ in many cases from Fund to Fund and in some cases contain outdated provisions. CAM management has proposed that the Funds use this opportunity to both standardize the terms of the agreements used in the fund complex and to update the agreements. In addition, for those Funds currently operating under separate investment management and fund administration agreements, both functions will now be covered under one agreement.

The fees payable to the Adviser under each New Management Agreement will in each case be no greater than the aggregate fees currently payable to the Adviser by the Fund for investment management and fund administration services. In addition, the Adviser has assured each Board that it will continue to provide the same level of advisory and administrative services to each Fund under the New Management Agreements as provided under the Current Management Agreements and any separate administrative agreements. CAM has assured the Boards that the nature and scope of services provided under the Current Management Agreements will continue undiminished under the New Management Agreements.

The New Management Agreements reflect, consistent with recent regulatory initiatives, an increased role for a Fund’s Board particularly in areas where the Adviser may have a conflict of interest in providing services to a Fund. For example, in recent years the Securities and Exchange Commission (the “SEC”) has focused on proxy voting by investment companies, adopting new disclosure and reporting requirements, and focusing on the duty of an investment adviser to vote proxies in the best interests of a fund and its shareholders. The New Management Agreements require the Adviser to exercise voting and other rights pertaining to a Fund’s portfolio securities subject to such direction as a Fund’s Board may provide. Also, in recent years there has been an increased focus on the payment of brokerage fees by investment companies in connection with their portfolio transactions, and the role of a fund’s adviser in selecting brokers to execute a fund’s trades, in particular where the adviser may benefit directly, such as in the use of “soft dollars” (as described below). The New Management Agreements, while permitting the Adviser to select brokers for the Funds and to utilize soft dollars as now permitted under applicable law, permits the Funds’ Boards to adopt policies and procedures relating to brokerage practices that may limit the broad authority granted to the Adviser in the New Management Agreements.

The New Management Agreements also include fund administration services as well as investment management functions. Because both of these functions are currently performed by personnel of the Adviser or its affiliates, and because of the importance of all of these functions, it is proposed that both functions be provided under one agreement, which will be subject to annual review by a Fund’s Board both as to the services provided and the fees payable thereunder.

Comparison of Current Management Agreements to the New Management Agreement

Set forth below is a general description of the terms of the New Management Agreements and a general comparison with the terms of the Current Management Agreements. A copy of the form of New Management Agreement is included in this Joint Proxy Statement as Appendix D and you should refer to Appendix D for the complete terms of the New Management Agreement. A more detailed examination of the material differences between the New Management Agreements and the Current Management Agreements on a Fund by Fund basis is set forth on Appendix C, and you should refer to Appendix C to determine how the New Management Agreement may differ in any material respect from your Fund’s Current Management Agreement.

Fees. There is no change in the aggregate fees payable by any Fund to the Adviser for investment management and fund administration services under the New Management Agreement. However, as noted below, the New Management Agreement addresses the provision of both investment management and administrative services to the Fund, and the fees payable under the Agreements therefore include the fees for both investment management and administrative services. For certain Funds, the fee for administrative services is currently paid to the Adviser or its affiliates under separate agreements. The current fee schedule for management services and, if applicable, administrative services for each Fund is set forth in Appendix E.

Investment Management Services. Each New Management Agreement provides that, subject to the supervision of the Fund’s Board, the Adviser will regularly provide the Fund with investment research, advice, management and supervision; will furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions; will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund; and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to the Adviser. Each Current Management Agreement contains similar provisions.

As noted above, under each Fund’s New Management Agreement, the Adviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, brokers or dealers may be selected by the Adviser who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) (“1934 Act”) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars”. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

Many of the Current Management Agreements also authorize the Adviser to select brokers and dealers for the execution of portfolio transactions, with such limitations as are also described in Appendix C. Many of the Current Management Agreements also provide that the Adviser must seek the best competitive execution price in selecting brokers or dealers to execute transactions on behalf of a Fund. However, none of the Current Management Agreements give specific authority to the Board of a Fund, as do the New Management Agreements, to adopt policies and procedures that may modify or restrict the Adviser’s authority regarding trades for the Fund, and some of the Current Management Agreements do not address the selection of brokers or dealers at all.

Each New Management Agreement further provides that the Adviser will provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and will exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities subject to such direction as the Board may provide, and will perform such other functions of investment management and supervision as may be directed by the Board. Except as described in Appendix C, the Current Management Agreements do not have similar provisions. None of the Current Management Agreements requires or otherwise mentions proxy voting on behalf of a Fund. None of the Current Management Agreements gives specific authority to the Board of the Fund to provide direction to the Adviser with respect to proxy voting.

Fund Administration Services. Each New Management Agreement provides that the Adviser will also perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, subject to the direction and control of the Board. Such administrative services include (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. The Adviser is also required to supply the Fund’s Board and officers with all information and reports reasonably required by them and reasonably available to the Adviser. The Adviser further oversees the maintenance and preservation of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In addition, each New Management Agreement requires the Adviser to furnish the Fund, at its own expense, with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. Each New Management Agreement also requires the Adviser to provide each Fund with persons satisfactory to the Fund’s Board to serve as officers and employees of the Fund and to permit any of its directors, officers and employees, who may be elected as Board Members or officers of the Fund to serve in the capacities in which they are elected.

Each of the Funds currently has in place agreements providing for similar administrative services to be provided by the Adviser or an affiliate of the Adviser. In some cases, as in the New Management Agreement, these administrative services are included with investment management services in one agreement. In other cases, a Fund has entered into a separate agreement covering the provision of administrative services with the Adviser or an affiliate of the Adviser. The Adviser has provided assurances to the Boards that it will provide at least the same level of services under a Fund’s New Management Agreement as are currently provided under the existing management or administrative services agreement pertaining to that Fund.

Payment of Expenses. The New Management Agreement requires the Adviser to bear all expenses, and to furnish all necessary services, facilities and personnel in connection with its responsibilities to provide the Fund with investment advisory and administrative services under the New Management Agreement. Except for these expenses, the Adviser is not responsible for a Fund’s expenses as described more fully in Appendix C. As described in Appendix C, each Current Management Agreement also requires that the Adviser bear all expenses in connection with the performance of its services under the Agreement.

Conflicts of Interest. As noted above, the New Management Agreement contains several provisions that address potential conflicts of interest that may arise in a typical investment advisory relationship. In addition to those provisions discussed above, the New Management Agreement provides that the Adviser may not deal with itself, or with members of a Fund’s Board or any principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the Fund, nor may the Adviser purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Adviser or its affiliates, except in each case as permitted under the 1940 Act, the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff and in accordance with such policies and procedures as may be adopted by a Fund from time to time. The New Management Agreement specifically provides that personnel of the Adviser, even if serving the Fund as a Board Member, officer or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the New Management Agreement also provides that if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Adviser. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

As more fully described in Appendix C, certain of the Current Management Agreements address some, but not all, of these potential conflicts.

Limitation on Liability. Under each New Management Agreement, the Adviser assumes no responsibility other than to render the services called for by the Agreement in good faith, and the Adviser is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. The Adviser is not protected however, for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. This same limitation of liability applies to affiliates of the Adviser who may provide services to the Fund as contemplated by the New Management Agreement.

Except as described in Appendix C, each Current Management Agreement contains similar provisions that limit the liability of the Adviser to the Fund, except for liability for willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. The Current Management Agreements, however, do not specifically mention losses arising out of any investment or any act or omission in the execution of securities transactions for a Fund. Certain of the Current Management Agreements also require the Adviser to exercise its best judgment in rendering services under the Agreement, but, unlike the New Management Agreements, do not also specifically require the Adviser to act in good faith. The Adviser has informed the Boards that the same standard of care applicable under the Current Management Agreements is intended to apply under the New Management Agreements, as well. These differences are more fully described in Appendix C.

Term and Continuance. If approved by shareholders of a Fund, the New Management Agreement for the Fund will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, each New Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the New Management Agreement. The Current Management Agreements have similar provisions for their term and continuance, although the initial dates of the Agreements differ, and the initial term has elapsed in most cases.

Termination. The New Management Agreement for each Fund provides that the Agreement may be terminated at any time without the payment of any penalty by the Fund upon not more than sixty days’ and not less than thirty days’ written notice to the Adviser or by the Adviser upon not less than ninety days’ written notice to the Fund. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. Both the Current Management Agreement and the New Management Agreement will terminate automatically in the event of their “assignment” (as defined in the 1940 Act). Except as described in Appendix C, the Current Management Agreements contain similar termination provisions.

Board Considerations

At meetings held during the week of August 8, 2005, the Board of each Fund, including the Independent Board Members, unanimously approved the New Management Agreement between the Fund and its Adviser. The exact date of each Board’s meeting is noted in Appendix F.

To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions on, and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

On July 11, 2005 and during the week of August 8, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of each Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

At each Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreements.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, the subadviser to the Funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the subadviser to the Funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the Funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the Funds, subject to applicable regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Adviser, including compliance services;

(iv) that Legg Mason has advised the Boards that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the applicable Boards before making any changes;

(v) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of the Funds as is currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(vi) for Funds currently having an investment subadviser, the existence of that subadvisory relationship, the division of responsibilities between the Adviser and the subadviser and the services provided by each of them;

(vii) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer the Funds as investment products, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(ix) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Funds if Citigroup-affiliated broker-dealers remain the Funds’ principal underwriters;

(xi) the fact that each Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreements, but will remain the same;

(xii) the terms and conditions of the New Management Agreements, including the differences from the Current Management Agreements (see “Comparison of Current Management Agreements to the New Management Agreement” above and Appendix C), and the benefits of a single, uniform form of agreement covering these services;

(xiii) that in July 2005 each Board had performed a full annual review of or initially approved, if applicable, the Current Management Agreements as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to each Fund; and that the advisory and/or management fees paid by each Fund, taking into account any applicable agreed-upon fee reductions and breakpoints, represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of each Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds, the extent to which economies of scale may be realized as each Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment (the date of each Board’s most recent full annual review of the Current Management Agreements is noted in Appendix E);

(xiv) that the Funds would not bear the costs of obtaining shareholder approval of the New Management Agreements; and

(xv) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreements. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each Fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction, taking into account, where the Fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the Funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, Citigroup Asset Management Limited (the “Subadviser”) to the Funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the Funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. In the case of Salomon Brothers High Yield Bond Fund and Salomon Brothers Strategic Bond Fund, both series of Series Fund; Salomon Brothers Variable High Yield Bond Fund and Salomon Brothers Variable Strategic Bond Fund, both series of Variable Fund; and Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional High Yield Bond Fund, both series of Institutional Fund, as well as Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers High Income Fund Inc, Salomon Brothers High Income Fund II Inc, Salomon Brothers Inflation Management Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Variable Rate Strategic Fund Inc. and Salomon Brothers Worldwide Income Fund Inc., the applicable Boards considered the likelihood that certain fixed income portfolio managers or portfolio management teams may not remain with CAM advisers or subadvisers or join the Western Asset organization, and considered assurances from senior officers of Legg Mason and Western Asset as to Western Asset’s resources and experience in managing similar investment asset classes. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the Funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the Funds, subject to applicable regulatory requirements.

The Board Members were advised that if Citigroup-affiliated broker-dealers remain the Funds’ principal underwriters, the Funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the Funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the Funds, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall Fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the Funds, but that they had been satisfied in their most recent review of the Current Management Agreements that the Adviser’s level of profitability from its relationship with the Funds was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with each Fund was not excessive.

The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the Funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each Fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain Funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many Funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other Funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing each Fund’s fees, expenses and performance to those of a peer group for that Fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each Fund were not expected to increase as a result of the Transaction, each Fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many Funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other Funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds.

Information About the Adviser

The Adviser is a registered investment adviser and is an indirect wholly owned subsidiary of Citigroup. The Adviser is a Delaware corporation that is wholly owned by Citigroup Financial Products Inc., which is wholly owned by Citigroup Global Market Holdings Inc., which is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. The Adviser and Smith Barney Fund Management LLC (“SBFM”), an affiliate of the Adviser, provide administrative services to the Funds. These administrative services are provided under the Fund’s Current Management Agreement or under a separate agreement with the Fund covering the provision of administrative services. The address of Citigroup, the Adviser and SBFM is 399 Park Avenue, New York, New York 10022.

CGMI currently serves as the distributor for each of the Funds. CGMI is located at 388 Greenwich Street, New York, New York 10013. CGMI is an affiliate of Citigroup. After the closing of the Transaction, it is contemplated that an affiliate of Legg Mason will, subject to Board approval, become the primary distributor of all of the Funds and that CGMI will either remain as distributor of the Funds or will become a selling dealer. In either case the Citigroup affiliates that are involved in distributions of the Funds’ shares will be compensated for their services.

The tables set forth in Appendix G show amounts paid to affiliates of the Adviser during the Funds’ most recently completed fiscal year for the services noted in the Appendix. There were no other material payments by the Funds to the Adviser or any of their affiliates during that period.

The aggregate brokerage commissions paid by each Fund to Legg Mason and its affiliated brokers during the Funds’ most recently completed fiscal year are set forth in Appendix H. There were no other material payments by the Funds to Legg Mason or its affiliates during that period.

The name and principal occupation of the directors and principal executive officers of the Adviser are as set forth in Appendix I. The principal address of each individual as it relates to his or her duties at the applicable Adviser is the same as that of the Adviser.

The Adviser provides investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix J lists other funds advised by the Adviser, the net assets of those funds, and the management fees the Adviser received from those funds during the fiscal years ended on the dates noted.

Shareholder Approval

To become effective with respect to a particular Fund, the New Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Each New Management Agreement was approved by the Independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund’s New Management Agreement for consideration by the shareholders of the Fund.

The Board of each Corporation recommends that shareholders of each Fund vote FOR the approval of the New Management Agreement.

ITEM 2—TO APPROVE NEW SUBADVISORY AGREEMENTS

The following discussion is applicable only to Salomon Brothers Strategic Bond Fund, a series of Series Fund; Salomon Brothers Variable Strategic Bond Fund, a series of Variable Fund; Salomon Brothers Global High Income Fund Inc.; and Salomon Brothers Variable Rate Strategic Fund Inc.

At the Meeting, you will also be asked to approve a new subadvisory agreement between your Fund’s Adviser and Subadviser (each a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”). The New Subadvisory Agreement will be substantially similar to the subadvisory agreements currently in effect for the Funds (each a “Current Subadvisory Agreement” and collectively, the “Current Subadvisory Agreements”), except for the dates of execution and termination and the addition of representations made by the Subadviser related to its registration under and the classification of the Funds under the United Kingdom Financial Services Act. A general description of the proposed New Subadvisory Agreement is included below. The form of the New Subadvisory Agreement is attached hereto as Appendix K.

The Subadviser provides certain subadvisory services to certain Funds relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Funds pursuant to the Current Subadvisory Agreement. The date of each Fund’s Current Subadvisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the applicable Board is provided in Appendix E.

The Boards are proposing the New Subadvisory Agreement for each Fund because the consummation of the Transaction discussed above will constitute a change in control of the Adviser and Subadviser and, therefore, will result in the automatic termination of each Current Subadvisory Agreement. As a result of the Transaction, the Subadviser will become an indirect, wholly owned subsidiary of Legg Mason.

Comparison of Current Subadvisory Agreements to the New Subadvisory Agreements

As noted above, under the requirements of the 1940 Act, each Fund is required to enter into a New Subadvisory Agreement as a result of the Transaction. The Subadviser will continue to provide the same level of advisory services to each Fund and the Adviser under the New Subadvisory Agreements as it provides under the Current Subadvisory Agreements. The following description of the terms of the New Subadvisory Agreements is qualified in its entirety by reference to the form of New Subadvisory Agreement attached hereto as Appendix K.

Fees. The Adviser, and not any of the Funds, is responsible for paying the Subadviser its subadvisory fee under the New Subadvisory Agreement. The rate of the fees payable by the Adviser to the Subadviser pursuant to the New Subadvisory Agreement is the same as the rate in the Current Subadvisory Agreement. Consequently, the Subadviser will be paid by the Adviser a fee at a rate under the New Subadvisory Agreement which is identical to the fee rate for its Current Subadvisory Agreement, which fee is set forth in Appendix E.

Subadvisory Services. Pursuant to the New Subadvisory Agreement, the Subadviser, subject to the supervision of the Adviser and each Fund’s Board of Directors, will manage such investments and determine the composition of such assets of the Fund as may be agreed from time to time between the Adviser and the Subadviser. As is the case with respect to the Current Subadvisory Agreement, it is anticipated that the Subadviser primarily will provide subadvisory services with respect to currency transactions and non-dollar denominated debt securities pursuant to the New Subadvisory Agreement.

Term and Continuance. If approved by shareholders of the Funds, each New Subadvisory Agreement will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, each New Subadvisory Agreement, will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by: (i) a majority of the members of the Board of Directors who are not parties to the New Subadvisory Agreement, and who are not “interested persons” (as defined in the 1940 Act) of any such party; and (ii) a majority of the Board of Directors or the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Funds. The Current Subadvisory Agreement has the same provisions.

Termination. The New Subadvisory Agreements provide that they may be terminated, without penalty, on 60 days’ notice, by the Board of Directors or by the Adviser or Subadviser, or by a vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Funds. The New Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Subadvisory Agreements have the same provisions.

Board Considerations

At the meetings held during the week of August 8, 2005 at which the Boards approved the New Management Agreements, the Board of each Fund, including the Independent Board Members, also unanimously approved the New Subadvisory Agreement between each of the Funds and the Subadviser. The exact date of each Board’s meeting is noted in Appendix F.

To assist the Boards in their consideration of the New Subadvisory Agreements, CAM provided materials and information about the Subadviser. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions on, and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

At each Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their independent counsel to consider the New Subadvisory Agreements.

Among other things, the Board Members considered:

(i) the current responsibilities of the Subadviser and the services currently provided by it;

(ii) Legg Mason’s combination plans as described in Item 1 above;

(iii) CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Subadviser, including compliance services;

(iv) the fact that the fees paid to the Subadviser (which are paid by the Adviser and not the Fund) will not increase by virtue of the New Subadvisory Agreements, but will remain the same;

(v) the terms and conditions of the New Subadvisory Agreements, including the differences from the Current Subadvisory Agreements (see “Comparison of Current Subadvisory Agreements to the New Subadvisory Agreements” above);

(vi) that in July 2005 each Board had performed a full annual review of the Current Subadvisory Agreements as required by the 1940 Act and had determined that the Subadviser has the capabilities, resources and personnel necessary to provide the advisory services currently provided to each relevant Fund; and that the advisory fees paid by the Adviser to the Subadviser represent reasonable compensation to the Subadviser in light of the services provided, the costs to the Subadviser of providing those services, the fees paid by similar funds, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment (the date of each Board’s most recent full annual review of the Current Subadvisory Agreements is noted in Appendix C);

(vii) that the Funds would not bear the costs of obtaining shareholder approval of the New Subadvisory Agreements; and

(viii) the factors enumerated and/or discussed in Item 1 above, to the extent relevant.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their recent continuation of each Current Subadvisory Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Subadvisory Agreement. They did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Subadvisory Agreements are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each Fund, and that the New Subadvisory Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Subadviser under the New Subadvisory Agreements, the Board Members considered, among other things, information and assurances provided by CAM and Legg Mason as to the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Subadviser; the ability of the Subadviser to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, the Subadviser to the Funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the Funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board

Members also considered Legg Mason’s advice that it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the Funds, subject to Board consent and appropriate notice to shareholders and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the Funds, subject to applicable regulatory requirements.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Subadviser and that the Transaction was not expected to have a material adverse effect on the ability of the Subadviser to provide those services. It is expected that there will be changes in personnel following the closing of the Transaction. The Board Members noted that if current portfolio managers and other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory and other services of Legg Mason affiliates or other investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Subadviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with the assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the Funds under the New Subadvisory Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Subadviser under the New Subadvisory Agreements and the profitability to the Subadviser of its relationships with the Funds, the Board Members noted that the Fund does not pay the subadvisory fee and considered, among other things, whether the subadvisory fees would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable by the Adviser for subadvisory services. The Board Members noted that it was not possible to predict how the Transaction would affect the Subadviser’s profitability from its relationship with the Funds, but that they had been satisfied in their recent review of the Current Subadvisory Agreements that the Subadviser’s level of profitability from its relationship with the Funds and the Adviser was not excessive. Accordingly, the Board Members concluded that, overall, they were satisfied that currently the Subadviser’s level of profitability from its relationship with each Fund was not excessive.

The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations. The Board Members noted that they expect to receive Subadviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in subadvisory fees would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Subadviser under the New Subadvisory Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Subadvisory Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of continuance of each Current Subadvisory Agreement, and their discussions with CAM management and Legg Mason, the Board Members determined that the Transaction could increase the benefits to be received in connection with the New Subadvisory Agreements. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would evaluate them going forward.

Fees

In reviewing the New Subadvisory Agreements and in considering Transaction, the Board Members considered, among other things, whether subadvisory fees would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the subadvisory fees paid with respect to any Fund. The Board Members had determined at their most recent annual review of the Current Subadvisory Agreements that the Subadviser’s fees were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Subadvisory Agreements, the Board Members had received, among other things, a report from Lipper comparing each Fund’s fees, expenses and performance to those of a peer group for that Fund selected by Lipper, and information as to the fees charged by the Subadviser to other clients for investment management services. The Board Members concluded that because subadvisory fees were not expected to increase as a result of the Transaction, each Fund’s aggregate fees for advisory and subadvisory services remain appropriate and that no additional fee reductions were necessary at this time.

Investment Performance

The Board Members noted that investment performance for many Funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other Funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds.

Information About the Subadviser

The Subadviser is a registered investment adviser and is organized as a corporation under the laws of England and Wales. The Subadviser is wholly owned by Citigroup Global Markets International LLC, which is wholly owned by Citigroup Financial Products Inc., which is wholly owned by Citigroup Global Market Holdings Inc., which is a wholly owned subsidiary of Citigroup. The address of the Subadviser is Citigroup Centre, Canada Square, Canary Wharf, London, England E14 5LB.

The tables set forth in Appendix G show amounts paid to affiliates of the Subadviser during each Fund’s most recently completed fiscal year for the services noted. There were no other material payments by the Funds to the Subadviser or any of its affiliates during that period.

The name, address and principal occupation of the directors and principal executive officers of the Subadviser are set forth in Appendix I. The Subadviser provides investment advisory services to other funds which may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix J lists other funds advised by the Subadviser, the net assets of those funds, and the management fee the Subadviser received from those funds during the fiscal years ended on the dates noted.

Shareholder Approval

To become effective with respect to a particular Fund, each New Subadvisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Each New Subadvisory Agreement was approved by the Independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund’s New Subadvisory Agreement for consideration by the shareholders of the Fund.

The Board of each Fund with a Current Subadvisory Agreement recommends that shareholders of the Fund vote FOR the approval of the New Subadvisory Agreement.

ITEM 3—TO ELECT BOARD MEMBERS

The purpose of this proposal is to elect Board Members of each open-end Corporation.

If you are a shareholder of a Closed-end Fund, you are not being asked to elect Board Members at this time.

Each Board oversees more than one Corporation and supervises more than one Fund. The shareholders of each Fund will vote on the election of Board Members of the Board that supervises their Fund. It is intended that the enclosed white proxy card will be voted FOR all nominees (each a “Nominee” and, collectively, the “Nominees”) for the Board that supervises the applicable Fund, as shown below, unless the proxy card contains specific instructions to the contrary.

Funds Supervised By Board I

Corporation	Series
Salomon Brothers Series Funds Inc

Salomon Brothers All Cap Value Fund

Salomon Brothers Balanced Fund

Salomon Brothers Cash Management Fund

Salomon Brothers High Yield Bond Fund

Salomon Brothers Institutional Money Market Fund

Salomon Brothers Large Cap Growth Fund

Salomon Brothers New York Municipal Money Market Fund

Salomon Brothers Short/Intermediate U.S. Government Fund

Salomon Brothers Small Cap Growth Fund

Salomon Brothers Strategic Bond Fund

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable All Cap Fund

Salomon Brothers Variable High Yield Bond Fund

Salomon Brothers Variable Investors Fund

Salomon Brothers Variable Large Cap Growth Fund

Salomon Brothers Variable Small Cap Growth Fund

Salomon Brothers Variable Strategic Bond Fund

Salomon Brothers Variable Total Return Fund

Salomon Brothers Institutional Series Funds Inc	Salomon Brothers Institutional Emerging Markets Debt Fund Salomon Brothers Institutional High Yield Bond Fund

Funds Supervised By Board II

Corporation
Salomon Brothers Capital Fund Inc

Salomon Brothers Investors Value Fund Inc

You are being asked to re-elect the current Board Members of your Fund. If, before the election, any Nominee refuses or is unable to serve, proxies will be voted for a replacement Nominee designated by the current Board Members.

Each Board Member will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Information about the Nominees for the Boards is set forth in the sections below. Each Nominee has consented to serve on the Board to which he or she has been nominated if elected by shareholders. The number of Nominees for each Board equals the number of Board Members fixed by the Board for the time being. Each Nominee has been nominated by the Nominating Committee.

Nominees—Board I

The Nominees for Board I, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund complex the Nominees oversee, and other board memberships of public companies they hold are set forth below. The address for each non-interested Nominee is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

An asterisk in the table below identifies that R. Jay Gerken is an “interested person” of Series Fund, Variable Fund and Institutional Fund, as defined in the 1940 Act by virtue of his position with Citigroup or its affiliates as described in the table below. Mr. Gerken’s address is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Name and Year of Birth	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Non-interested Director/Nominee:
Carol L. Colman Birth Year: 1946	Director	Since 1996	President, Colman Consulting Co.	37	None

Daniel P. Cronin Birth Year: 1946	Director	Since 1996	Formerly, Associate General Counsel, Pfizer, Inc.	34	None

Leslie H. Gelb Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)

William R. Hutchinson Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consulting); formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly, Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

Interested Director:
R. Jay Gerken, CFA* Birth Year: 1951	President, Chairman and Chief Executive Officer, Director	Since 2002	Managing Director of CGMI; Chairman, President and Chief Executive Officer of SBFM and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (1996-2001), Portfolio Manager of Smith Barney Allocation Series Inc. (1996-2001) and Smith Barney Growth and Income Fund (1996-2001); Chairman of the Board, Trustee and Director of 185 funds in the Citigroup fund complex	185	None

(1)	If a Board Member has served for different periods of time on the Boards of Series Fund, Variable Fund and Institutional Fund, the earliest applicable date is shown.

Board Meetings

During its most recent fiscal year, each of the Series Fund Board, the Variable Fund Board and the Institutional Fund Board met four times. Each Board Member of Series Fund, Variable Fund and Institutional Fund attended more than 75% of the aggregate number of meetings of the Board and committees on which the Board Member served.

Compensation

Information regarding compensation paid to the Board Members with respect to Series Fund and Variable Fund for the fiscal year ended December 31, 2004 and with respect to Institutional Fund for the fiscal year ended February 28, 2005 is set forth below. The Independent Board Members receive a fee for each meeting of the Boards and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund in Series Fund currently pays each of the Board Members who is not a director, officer or employee of the Adviser or any of its affiliates its pro rata share based on asset size of: an annual fee of $10,000 plus $750 for attendance at each in-person Board meeting and $500 for each telephonic Board meeting in which that Board Member participates. Each Fund in Variable Fund currently pays each Board Member who is not an “interested person” (as defined in the 1940 Act) of the Adviser or any of its affiliates its pro rata share based on asset size of: an annual fee of $7,000 plus $750 for attendance at each in-person Board meeting and $500 for each telephonic Board meeting in which that Board Member participates. Each Fund in Institutional Fund currently pays each of the Board Members who is not an “interested person” (as defined in the 1940 Act) of the Adviser or any of its affiliates its pro rata share based on asset size of: an annual fee of $2,000 plus $750 for attendance at each in-person Board meeting and $500 for each telephonic Board meeting in which that Board Member participates.

The Funds in Series Fund, Variable Fund and Institutional Fund reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the last fiscal year, the Funds supervised by the Series Fund Board reimbursed expenses in an aggregate amount of $4,242.38, the Funds supervised by the Variable Fund Board reimbursed expenses in an aggregate amount of $2,699.66 and the Funds supervised by the Institutional Fund Board reimbursed expenses in an aggregate amount of $907.68.

Compensation Table

	Carol L. Colman(1)	Daniel P. Cronin(1)	Leslie H. Gelb(1)	William R. Hutchinson(1)	Dr. Riordan Roett(1)	Jeswald W. Salacuse(1)
Series All Cap Value Fund	$1,460.12	$641.76	$573.78	$1,051.04	$914.68	$778.32
Series Balanced Fund	1,923.43	1,105.15	849.47	1,514.30	1,377.92	1,241.53
Series Cash Management Fund	1,543.24	725.08	656.90	1,134.16	997.80	861.44
Series High Yield Bond Fund	6,200.30	5,382.14	5,126.46	5,791.22	5,654.86	5,518.50
Series Institutional Money Market Fund	1,519.67	701.51	633.33	1,110.59	974.23	837.88
Series Large Cap Growth Fund	1,451.59	633.43	565.24	1,042.50	906.14	769.78
Series New York Municipal Money Market Fund	1,641.81	823.53	755.34	1,232.67	1,096.29	959.91
Series Short/Intermediate U.S. Government Fund	1,739.54	921.38	853.20	1,330.46	1,194.10	1,057.74
Series Small Cap Growth Fund	2,478.96	1,660.80	1,405.12	2,069.88	1,933.52	1,797.16
Series Strategic Bond Fund	2,096.50	1,278.04	1,022.36	1,687.12	1,550.76	1,414.40
Variable All Cap Fund	3,268.00	1,982.00	1,750.00	2,625.00	2,411.00	2,197.00
Variable High Yield Fund	3,268.00	1,982.00	1,750.00	2,625.00	2,411.00	2,196.00
Variable Investors Fund	3,268.00	1,982.00	1,750.00	2,625.00	2,411.00	2,197.00
Variable Large Cap Fund	3,142.00	1,857.00	1,750.00	2,500.00	2,286.00	2,071.00
Variable Small Cap Fund	3,268.00	1,982.00	1,750.00	2,625.00	2,411.00	2,196.00
Variable Strategic Fund	3,268.00	1,982.00	1,750.00	2,625.00	2,411.00	2,196.00
Variable Total Return Fund	3,267.80	1,982.00	1,750.00	2,625.00	2,411.00	2,196.00
Institutional Emerging Markets Fund	8,257.34	4,132.34	3,382.34	6,382.34	5,257.34	4,882.34
Institutional High Yield Fund	9,742.66	5,617.66	4,867.66	7,867.66	6,742.66	6,367.66

Total Compensation from Fund Complex(2)	$274,250.00	$171,950.00	$157,050.00	$338,000.00	$199,000.00	$190,550.00

Number of Funds in Fund Complex Served by Board Member(2)	37	34	34	44	34	34

(1)	Member of Audit Committee
(2)	Information for calendar year ended December 31, 2004.

None of the Funds provides any pension or retirement benefits to Board Members or officers.

Upon attaining the age of 70, Board Members may elect emeritus status. Upon attaining the age of 75, Board Members are required to change to emeritus status. Board Member Emeritus status is limited in duration to the lesser of five years or the number of years of service as an active Board Member, after which time, a Board Member will be considered to have retired from the Board of Directors. Board Members Emeritus are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Board Members Emeritus may attend meetings but have no voting rights. During each of Series Fund’s and Variable Fund’s last fiscal year, aggregate compensation paid to Board Members Emeritus was $2,000.00 and $2,699.66, respectively. During its last fiscal year, no fees were paid to Board Members Emeritus for Institutional Fund.

Nominees—Board II

The Nominees for Board II, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund complex the Nominees oversee and other board memberships of public companies they hold are set forth below. The address for each non-interested Nominee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

An asterisk in the table below identifies that Mr. Gerken is an “interested person” of Capital Fund and Investors Fund, as defined in the 1940 Act, by virtue of his positions with Citigroup or its affiliates described in the table below. Mr. Gerken’s address is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Name and Year of Birth	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Non-interested Director/Nominee:
Andrew L. Breech Birth Year: 1952	Director	Since 1991	President, Dealer Operating Control Service, Inc. (automotive management) (since 1985)	3	None

Carol L. Colman Birth Year: 1946	Director	Since 1994	President, Colman Consulting Co.	37	None

William R. Dill Birth Year: 1930	Director	Since 1985	Retired	3	None

William R. Hutchinson Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consulting); formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc-Corp.

Thomas F. Schlafly Birth Year: 1948	Director	Since 1983	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1991)	3	None

Interested Director:
R. Jay Gerken, CFA* Birth Year: 1951	President, Chairman and Chief Executive Officer, Director	Since 2002	Managing Director of CGMI; Chairman, President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Chairman, President and Chief Executive Officer of TIA (1996-2001), Portfolio Manager of Smith Barney Allocation Series Inc. (1996-2001) and Smith Barney Growth and Income Fund (1996-2001); Chairman of the Board, Trustee or Director of 185 funds in the Citigroup fund complex	185	None

(1)	If a Board Member has served for different periods of time on the Boards of Capital Fund and Investors Fund, the earliest applicable date is shown.

Board Meetings

During the most recent fiscal year, each of the Capital Fund Board and the Investors Fund Board met five times. Each Board Member of Capital Fund and Investors Fund attended more than 75% of aggregate Board and committee meetings on which the Board Member served.

Compensation

Information regarding compensation paid to the Board Members with respect to Capital Fund and Investors Fund for the fiscal year ended December 31, 2004 is set forth below. The Independent Board Members receive a fee for each meeting of the Boards and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from either Capital Fund or Investors Fund but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each of Capital Fund and Investors Fund currently pays each of the Board Members who is not a director, officer or employee of the Adviser or any of its affiliates its pro rata share based on asset size of: an annual fee of $5,000 plus $750 for attendance at each in-person Board meeting and $500 for each telephonic Board Meeting in which that Board Member participates. Each of Capital Fund and Investors Fund reimburses Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the last fiscal year, the Capital Fund Board and the Investors Fund Board reimbursed expenses in an aggregate amount of $20,314.88.

Compensation Table

	Andrew L. Breech(2)	Carol L. Colman(2)	William R. Dill(2)	William R. Hutchinson(2)	Clifford Kirtland Jr.(1)(2)	Louis P. Mattis(2)(4)	Thomas F. Schlafly(2)
Aggregate Compensation from Capital Fund	$8,000	$13,250	$10,250	$13,250	$5,875	$8,000	$10,250
Aggregate Compensation from Investors Fund .	9,750	12,000	12,000	15,000	6,750	9,750	12,000
Pension or Retirement Benefits Paid as Part of Fund Expenses	0	0	0	0	0	0	0

Total Compensation from Fund Complex Paid to Board Member(3)	$29,000	$274,250	$35,750	$338,000	$21,625	$29,000	$35,750

Number of Portfolios in Fund Complex Served by Board Member	3	37	3	44	3	3	3

(1)	Mr. Clifford Kirtland Jr. attained Board Member Emeritus status on January 15, 2004.
(2)	Member of the Audit Committee.
(3)	Information for calendar year ended December 31, 2004.
(4)	Mr. Mattis resigned from the Board on August 31, 2005.

Neither Capital Fund nor Investors Fund provides any pension or retirement benefits to Board Members or officers.

Upon attaining the age of 70, Board Members may elect emeritus status. Upon attaining the age of 75, Board Members are required to change to emeritus status. As of February 1, 2005, however, any Board Member of the Funds who will turn 75 years of age in 2005, must change to emeritus status upon reaching the age of 76. Emeritus status is limited in duration to the lesser of five years or the number of years of service as an active Board Member, after which time, a Board Member will be considered to have retired from the Board of Directors. Board Members Emeritus are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Board Members Emeritus may attend meetings but have no voting rights. During each of Capital Fund’s and Investors Fund’s most recently completed fiscal year, aggregate compensation paid to Board Members Emeritus by each Fund was $2,000.

Equity Securities Owned by Board Members

The following table shows the amount of equity securities owned by the Board Members in the Funds that they oversee and in the portfolios associated with Citigroup supervised by the Board Members as of December 31, 2004.

Board I

Dollar Range of Equity Securities in the Funds:
Name of Board Member	Series All Cap Value Fund	Series Balanced Fund	Series Cash Management Fund	Series High Yield Bond Fund	Institutional Money Market Fund
Interested Board Member:
R. Jay Gerken, CFA	None	None	None	$50,001-$100,000	None

Non-interested Board Members:
Carol L. Colman	None	None	None	None	None
Daniel P. Cronin	$10,001-$50,000	$10,001-$50,000	None	$10,001-$50,000	None
Leslie H. Gelb	None	None	None	None	None
William R. Hutchinson	None	None	None	None	None
Dr. Riordan Roett	None	None	None	None	None
Jeswald W. Salacuse	None	None	None	None	None

Dollar Range of Equity Securities in the Funds:
Name of Board Member	Series Large Cap Growth Fund	Series New York Municipal Money Market Fund	Series Small Cap Growth Fund	Series Strategic Bond Fund	Series U.S. Government Income Fund
Interested Board Member:
R. Jay Gerken, CFA	None	None	None	None	None

Non-interested Board Members:
Carol L. Colman	None	None	$10,001-$50,000	None	None
Daniel P. Cronin	$10,001-$50,000	None	$10,001-$50,000	$10,001-$50,000	None
Leslie H. Gelb	None	None	None	None	None
William R. Hutchinson	None	None	None	None	None
Dr. Riordan Roett	None	None	None	None	None
Jeswald W. Salacuse	None	None	None	None	None

Dollar Range of Equity Securities in the Funds:
Name of Board Member	All Funds in Variable Fund	All Funds in Institutional Fund	Aggregate Dollar Range of Equity Securities in all Portfolios Overseen by the Board Member in Fund Complex
Interested Board Member:
R. Jay Gerken, CFA	None	None	Over $100,000

Non-interested Board Members:
Carol L. Colman	None	None	Over $100,000
Daniel P. Cronin	None	None	Over $100,000
Leslie H. Gelb	None	None	None
William R. Hutchinson	None	None	Over $100,000
Dr. Riordan Roett	None	None	None
Jeswald W. Salacuse	None	None	$10,001-$50,000

Board II

Name of Board Member	Dollar Range of Equity Securities in Capital Fund	Dollar Range of Equity Securities in Investors Fund	Aggregate Dollar Range of Equity Securities in all Portfolios Overseen by the Board Member in Fund Complex
Interested Board Member:
R. Jay Gerken, CFA	$10,001-$50,000	$10,001-$50,000	Over $100,000

Non-interested Board Members
Andrew L. Breech	None	Over $100,000	Over $100,000
Carol L. Colman	$10,001-$50,000	$1-$10,000	Over $100,000
William R. Dill	$10,001-$50,000	$50,001-$100,000	Over $100,000
William R. Hutchinson	None	None	Over $100,000
Louis P. Mattis(1)	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Thomas F. Schlafly	Over $100,000	Over $100,000	Over $100,000

(1)	Mr. Mattis resigned from the Board on August 31, 2005.

None of the Independent Board Members nor their family members had any interest in the Adviser, CGMI, SBFM or any person directly or indirectly controlling, controlled by or under common control with the Adviser, CGMI or SBFM as of December 31, 2004.

Officers of the Funds

The officers of each Fund, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Boards.

Each officer is an “interested person” of the Corporation of which the Fund is a part, as defined in the 1940 Act, by virtue of that individual’s position with Citigroup or its affiliates described in the table below.

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Board Memberships Held During Past Five Years
R. Jay Gerken, CFA Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002

Managing Director of CGMI; Chairman, President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Chairman, President and Chief Executive Officer of TIA (2002-2005); Portfolio Manager of Smith Barney Allocation Series Inc. (1996-2001) and Smith Barney Growth and Income Fund (1996-2001); Chairman of the Board, Trustee or Director of 185 funds in the Citigroup fund complex

				N/A	N/A

Andrew Shoup Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (2001-2003); Director of Global Funds Administration of CAM (2000-2001); Head of U.S. Citibank Funds Administration of CAM (1998-2000)	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Board Memberships Held During Past Five Years
Andrew Beagley Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Managing Director, CGMI (since 2005); Director, CGMI (2000-2005); Director of Compliance, North America, CAM (since 2000); Director of Compliance, Europe, the Middle East and Africa, of CAM (1999-2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (1997-1999)	N/A	N/A

Robert I. Frenkel Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM (since 2000); Officer of Citigroup or its predecessors (since 1994); Secretary of CFM; Secretary of certain mutual funds associated with Citigroup; Chief Legal Officer of certain mutual funds associated with Citigroup	N/A	N/A

Frances M. Guggino Birth Year: 1957	Treasurer and Chief Financial Officer	Since 2002 (Capital Fund, Investors Fund and Series Fund); Since 2004 (Variable Fund and Institutional Fund)	Director, CAM; Treasurer and/or Controller of certain funds associated with Citigroup (since 1991)	N/A	N/A

Wendy S. Setnicka Birth Year: 1964	Controller	Since 2004	Vice President, CAM (since 2002); Assistant Vice President, CAM (1998-2002)	N/A	N/A

Barbara J. Allen(1) Birth Year: 1957	Assistant Secretary	Since 2004	Director and Associate General Counsel, CAM (since 2004); Vice President, CAM (1999-2004); Assistant Secretary of certain mutual funds associated with Citigroup	N/A	N/A

Thomas C. Mandia(2) Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of CAM (since 1992); Assistant Secretary of certain mutual funds associated with Citigroup	N/A	N/A

Robert M. Nelson Birth Year: 1950	Assistant Secretary	Since 2002 (Series Fund, Capital Fund, Investors Fund); Since 2003 (Variable Fund and Institutional Fund)	Director and Associate General Counsel, CAM (since 2004); Vice President and Associate General Counsel, CAM (1996-2004); Assistant Secretary of certain mutual funds associated with Citigroup	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Board Memberships Held During Past Five Years
William J. Renahan(3) Birth Year: 1969	Assistant Secretary	Since 2002 (Series Fund); Since 2003 (Variable Fund and Institutional Fund)	Director and Associate General Counsel, CAM (since 2004); Vice President, CAM (1999-2004); Assistant Secretary of certain mutual funds associated with Citigroup	N/A	N/A

Robert E. Amodeo, CFA(4) Birth Year: 1964	Executive Vice President	Since 1992	Managing Director (since 2002) and Director (1999-2002), SBAM and CGMI; Vice President, SBAM and CGMI (1992-1999); officer of certain mutual funds associated with Citigroup	N/A	N/A

Charles K. Bardes(5) Birth Year: 1959	Executive Vice President	Since 1998	Vice President, SBAM and CGMI; officer of certain mutual funds associated with Citigroup	N/A	N/A

Alan J. Blake(6) Birth Year: 1949	Executive Vice President	Since 2004 (Series Fund); Since 2002 (Variable Fund)	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Margaret Blaydes(6) Birth Year: 1969	Executive Vice President	Since 2005	Director of CGMI (since 2005); formerly a research analyst at Smith Barney covering the entertainment and leisure industries	N/A	N/A

Kevin Caliendo(7) Birth Year: 1970	Executive Vice President	Since 2004 (Capital Fund); Since 2005 (Series Fund and Variable Fund)	Director of CGMI (since 2002); Investment Officer of SBAM (since 2002); Investment Officer of certain mutual funds associated with Citigroup (since 2002); Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager of SAC Capital Advisors, LLC (2001-2002); Convertible Bond Analyst of the Healthcare Sector for Wachovia Securities (1998-2001)	N/A	N/A

James E. Craige, CFA Birth Year: 1967	Executive Vice President	Since 1995 (Series Fund and Institutional Fund); Since 1998 (Variable Fund)	Managing Director of CGMI and SBAM (since 1998); Vice President, CGMI and SBAM (1992-1998); officer of certain mutual funds associated with Citigroup	N/A	N/A

Thomas A. Croak(5) Birth Year: 1961	Executive Vice President	Since 1998	Vice President of SBAM; officer of certain mutual funds associated with Citigroup	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Board Memberships Held During Past Five Years
Robert Feitler, Jr(8) Birth Year: 1959	Executive Vice President	Since 2004	Director of CGMI and SBAM; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Thomas K. Flanagan(4) Birth Year: 1953	Executive Vice President	Since 1995	Managing Director, SBAM (since 1999); Director, SBAM and CGMI (1991-1999)	N/A	N/A

Vincent Gao, CFA Birth Year: 1974	Executive Vice President	Since 1999 (Series Fund); Since 2004 (Variable Fund and Institutional Fund)	Director of SBAM; officer of certain mutual funds associated with Citigroup	N/A	N/A

John G. Goode(3) Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of CGMI; President and Chief Investment Officer of Davis Skaggs Investment Management; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Peter J. Hable(3) Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of CGMI; President of Davis Skaggs Investment Management; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Patrick Hughes(6) Birth Year: 1964	Executive Vice President	Since 2005	Vice President of SBAM	N/A	N/A

Kevin Kennedy(9) Birth Year: 1954	Executive Vice President	Since 1996	Managing Director of CGMI; Head of the Liquidity, Government Group of CAM, Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Dimitry Khaykin(6) Birth Year: 1968	Executive Vice President	Since 2005	Vice President of SBAM (since 2003); formerly a Research Analyst at Gabelli & Co., Inc., following the telecommunications sector	N/A	N/A

Roger M. Lavan, CFA Birth Year: 1963	Executive Vice President	Since 1995 (Series Fund and Institutional Fund); Since 1998 (Variable Fund)	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Mark J. McAllister, CFA(10) Birth Year: 1962	Executive Vice President	Since 2004 (Variable Fund); Since 2000 (Institutional Fund and Investors Fund)	Managing Director of SBAM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Board Memberships Held During Past Five Years
Maureen O’Callaghan(5) Birth Year: 1964	Executive Vice President	Since 1997	Managing Director, SBAM (since 2001); Director and Vice President, SBAM (prior to 2001); Assistant Secretary of certain mutual funds associated with Citigroup	N/A	N/A

David Scott(6) Birth Year: 1961	Executive Vice President	Since 2005	Managing Director and Head of EMEA Fixed Income Strategies of CAM, Ltd.; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Beth A. Semmel, CFA Birth Year: 1960	Executive Vice President	Since 1995 (Series Funds); Since 1998 (Variable Fund); Since 1996 (Institutional Fund)	Managing Director of CGMI; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

Peter J. Wilby, CFA Birth Year: 1958	Executive Vice President	Since 1995 (Series Fund); Since 1998 (Variable Fund); Since 1996 (Institutional Fund)	Managing Director of SBAM; Chief Investment Officer — U.S. Fixed High Income Yield & Emerging Market Debt of CAM; Investment Officer of SBFM; Investment Officer of certain mutual funds associated with Citigroup	N/A	N/A

George J. Williamson(6) Birth Year: 1933	Executive Vice President	Since 1998	Director of SBAM; officer of certain mutual funds associated with Citigroup	N/A	N/A

*	Each officer is elected and appointed by the Board Members and holds office until he or she resigns, is removed or is otherwise disqualified to serve.
(1)	Officer of Capital Fund and Investors Fund only.
(2)	Officer of Capital Fund, Investors Fund and Series Fund only.
(3)	Officer of Series Fund, Variable Fund and Institutional Fund only.
(4)	Officer of Series Fund and Institutional Fund only.
(5)	Officer of Series Fund only.
(6)	Officer of Series Fund and Variable Fund only.
(7)	Officer of Capital Fund, Series Fund and Variable Fund only.
(8)	Officer of Investors Fund, Series Fund and Variable Fund only.
(9)	Officer of Institutional Fund only.
(10)	Officer of Investors Fund, Variable Fund and Institutional Fund only.

Indemnification of Board Members and Officers

The governing documents of each Corporation provide that, to the extent permitted by applicable law, the Corporation will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation, unless, as to liability to the Corporation or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. Indemnification is not permitted in the case of actions or omissions committed in bad faith or as a result of active and deliberate dishonesty, or with respect to which an improper personal benefit was received or, in the case of a criminal proceeding, committed with reasonable cause to believe that the action or omission was unlawful.

Standing Committees of the Boards

The business affairs of each Corporation are managed by or under the direction of the Boards.

Each Board has a standing Audit Committee comprised of all of the Board Members who are not “interested persons” of the Corporations, within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. The primary purposes of each Board’s Audit Committee are to assist each Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Corporation, the qualifications and independence of the Corporation’s independent registered public accounting firm, and the Corporation’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Corporation’s audits, the Corporation’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves and recommends to the Independent Board Members of the Corporation for their ratification, the selection, appointment, retention or termination of the Corporation’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Corporation by its independent registered public accounting firm and all permissible non-audit services provided by the Corporation’s independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Corporation’s operations and financial reporting. The Audit Committee of each of Series Fund, Variable Fund and Institutional Fund met five times during the most recently completed fiscal year. The Audit Committees of each of Capital Fund and Investors Fund met two times during the most recently completed fiscal year.

Each Board has a standing Nominating Committee. All Board Members who are not “interested persons” of the Corporations, within the meaning of the 1940 Act, are members of the Nominating Committees. Each Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Directors. Each Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to their Corporation’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee of Series Fund did not meet during the most recent fiscal year. The Nominating Committee of each of Variable Fund and Institutional Fund did not meet during the most recent fiscal year. The Nominating Committee of Capital Fund and Investors Fund did not meet during the most recent fiscal year. A copy of the Nominating Committee charter for each of the Corporations is included in Appendix L.

Each Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. Each Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. None of the Nominating Committees has specific, minimum qualifications for nominees and none has established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, each Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Corporations, as applicable.

Attendance of Board Members at Annual Meeting

The Corporations of which the Funds are a part do not have a formal policy with regard to attendance of Board Members at annual meetings. None of the Boards held annual meetings last year.

Communications with the Boards and Board Members

Shareholders of each Fund can send communications to its Board and to individual Board Members in accordance with the following process: each Corporation’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Corporation’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Corporation’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Citigroup Asset Management

Compliance Department

399 Park Avenue, 4th Floor

New York, NY 10022

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Each Corporation’s Audit Committee Chair may be contacted at:

[Fund Name]

Audit Committee Chair

c/o Robert K. Fulton, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Any shareholder who wishes to send any other communications to the Boards should also deliver such communications to the Secretary of the applicable Corporation at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Corporations, counsel and other advisers as appropriate, which shareholder communications will be relayed to the Boards.

Legal Proceedings Relating to Citigroup Affiliates and Certain of the Nominees

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including SBFM and SBAM (the “Managers”), substantially all of the mutual funds managed by the Managers (the “Defendant Funds”), and Directors or Trustees of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the

Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Defendant Funds, CAM believes the Defendant Funds have significant defenses to such allegations, which the Defendant Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

By Letter of Acceptance, Waiver and Consent dated March 18, 2005, CGMI accepted and consented, without admitting or denying the allegations or findings, to the entry of findings by the NASD arising from CGMI’s sales of Class B and Class C shares of mutual funds in approximately 18,000 customer households and approximately 90,000 transactions between January 1, 2002 and June 30, 2003. CGMI, through its registered representatives, known as financial consultants (“FCs”), either did not adequately disclose at the point of sale, or did not adequately consider in connection with its recommendations to customers to purchase Class B and Class C shares, the differences in share classes and that an equal investment in Class A shares would generally have been more advantageous for the customers.

In particular, the FCs did not consider that large investments in Class A shares of mutual funds entitle customers to breakpoint discounts on sales charges, generally beginning at the $50,000 investment level, which are not available for investments in Class B shares. In fact, customers may be entitled to breakpoints based upon a single mutual fund purchase, multiple purchases in the same “family of funds,” and/or mutual fund investments held, at the time of the new purchase, by members of the customer’s “household,” as that term is defined in the prospectus of the fund in which the shares are being purchased. Class B shares are also subject to contingent deferred sales charges (“CDSCs”) for a period of time, generally six years, as well as higher ongoing Rule 12b-1 fees for as long as the Class B shares are held. The CDSCs and/or the higher ongoing Rule 12b-1 fees significantly impact the return on customers’ mutual fund investments.

In addition, CGMI’s supervisory and compliance policies and procedures were not reasonably designed to ensure that FCs consistently provided adequate disclosure of, or consideration to, the benefits of the various share classes as they applied to individual customers. As a result of the foregoing, CGMI violated NASD Conduct Rules 2110, 2310, and 3010.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Smith Barney Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the Boards of the Smith Barney Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Smith Barney Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that includes the Smith Barney Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Smith Barney Funds’ Boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Smith Barney Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Smith Barney Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Smith Barney Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Smith Barney Fund Boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Smith Barney Fund Board, CAM will retain at its own expense an independent consulting expert to advise and assist the Board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The foregoing speaks only as of the date of this Joint Proxy Statement. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

Shareholder Approval

Proposal 3, the election of the Director Nominees, whose term of office will commence as of the date of their election, must be approved with respect to each Corporation by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The votes of each Fund in the same Corporation will be counted together as a single class with respect to the election of the Nominees to the Board.

The Board of each Corporation recommends that the shareholders of the Funds vote FOR the election of each of the Director Nominees to the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members have selected KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Funds’ current fiscal years. KPMG, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each audit committee that it is an independent registered public accounting firm with respect to the Funds.

PricewaterhouseCoopers LLP (“PwC”) served as the Funds’ independent registered public accounting firm for the two most recent fiscal years. PwC resigned as the independent registered public accounting firm for the Funds effective as of June 17, 2005 for Capital Fund, Investors Fund, Series Fund, Variable Fund and Institutional Fund. A majority of the Funds’ Board Members, including a majority of the Independent Board Members, approved the appointment of KPMG, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PwC on each Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PwC during each Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.

No representatives of KPMG or PwC will be present at the Meeting.

Appendix M sets forth for each open-end Fund, for each of the applicable Fund’s two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix M is presented under the following captions:

(i) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(iii) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(iv) All Other Fees—fees for products and services provided to the Fund by PwC other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the investment adviser and any service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

No Audit Committee may approve non-audit services that the Committee believes may impair the independence of the auditors. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, the Adviser and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to completion of the audit.

For each Fund’s two most recent fiscal years, there were no services rendered by PwC to the Fund for which the pre-approval requirement was waived.

Non-audit fees billed for services rendered to the Funds and the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds were $3.5 million and $6.4 million, respectively, in 2003 and 2004. For the period May 6, 2003, through December 31, 2004, PwC billed the Adviser or any Covered Service Provider $1.39 million, for non-audit services.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by PwC to the Adviser and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining PwC’s independence. All services provided by PwC to each Fund, the Adviser or Covered Service Providers that were required to be pre-approved were pre-approved as required.

ADDITIONAL INFORMATION

5% Share Ownership

As of August 22, 2005, the persons listed in Appendix N owned of record the amounts indicated of the shares of the class of the Funds indicated in Appendix N.

Security Ownership of Management

As of April 1, 2005, the Board Members and officers of each Fund owned, in the aggregate, less than 1% of each Fund’s outstanding shares.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a registered closed-end investment company’s equity securities to file forms reporting their affiliation with that closed-end investment company and reports of ownership and changes in ownership of that closed-end investment company’s shares with the SEC and the NYSE or American Stock Exchange, as applicable. These persons and entities are required by SEC regulations to furnish the closed-end investment company with copies of all Section 16(a) forms they file. Each of the Funds which is a Closed-end Fund is listed in Appendix K.

Based on a review of these forms furnished to each Closed-end Fund, each Closed-end Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Closed-end Funds, no shareholder of a Closed-end Fund owns more than 10% of a registered class of a Closed-end Fund’s equity securities, except as set forth in Appendix N.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a Closed-end Fund’s next annual meeting of shareholders must be (or must have been) received at the offices of that Closed-end Fund, 125 Broad Street, 10th Floor, New York, New York 10004, not later than the date specified in Appendix B to be included in the proxy statement and the form of proxy relating to that meeting. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included in a proxy statement. Shareholder proposals are subject to certain regulations under the federal securities laws.

The persons named as proxies for a Closed-end Fund’s next annual meeting of the shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless that Closed-end Fund receives (or received) notice of the matter by the date specified in Appendix B, in which case these persons will not have discretionary voting authority except as provided in the SEC’s rules governing shareholder proposals.

The open-end funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of an open-end fund must be (or must have been) received at the offices of the Corporation, 125 Broad Street, 10th Floor, New York, New York 10004, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that the proposal will be included in a proxy statement.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and the Joint Proxy Statement and all other costs in connection with the solicitation of proxies will not be borne by the Funds and will be split equally between Citigroup and Legg Mason. These costs will be borne by Citigroup and Legg Mason whether or not the proposals are successful. Solicitation may be made by letter or telephone by officers or employees of the Adviser, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Citigroup and Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, CAM, on behalf of each Fund, has retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Georgeson Shareholder Communications Inc. will be paid approximately $1,119,000 for such solicitation services (plus reimbursements of out-of-pocket expenses), to be shared equally between Citigroup and Legg Mason. Georgeson Shareholder Communications Inc. may solicit proxies personally and by telephone.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix G.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented at the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 125 Broad Street, New York, New York, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment. The chairman of the Meeting or persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the Corporation. Under the By-Laws of Capital Fund and Investors Fund, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting. Under the By-Laws of the other Funds, a meeting may be adjourned from time to time without further notice by the chairman of the meeting. In each case, the meeting may be adjourned to a date not more than 120 days after the original record date.

Please vote promptly by completing, signing and dating the enclosed white proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Robert I. Frenkel

Secretary

September 2, 2005

Appendix A

Fund Information

The following table lists, with respect to each Fund, the name of the Fund’s Adviser and the total number of shares outstanding and the net assets of the Fund on August 22, 2005, the record date for voting at the Meeting.

Fund	Total Shares Outstanding	Net Assets ($)
Salomon Brothers Capital Fund Inc	53,963,811	1,642,291,613
Salomon Brothers Investors Value Fund Inc	93,894,754	1,955,339,827
Salomon Brothers Series Funds Inc:
Salomon Brothers All Cap Value Fund	892,643	12,722,409
Salomon Brothers Balanced Fund	8,172,168	105,998,258
Salomon Brothers Cash Management Fund	30,949,451	30,948,378
Salomon Brothers High Yield Bond Fund	278,468,735	2,368,563,095
Salomon Brothers Institutional Money Market Fund	45,816,720	45,816,719
Salomon Brothers Large Cap Growth Fund	817,897	5,924,931
Salomon Brothers New York Municipal Money Market Fund	64,847,192	64,847,203
Salomon Brothers Short/Intermediate U.S. Government Fund	10,946,486	110,686,304
Salomon Brothers Small Cap Growth Fund	32,610,875	504,365,869
Salomon Brothers Strategic Bond Fund	19,183,021	186,399,812
Salomon Brothers Variable Series Fund Inc:
Salomon Brothers Variable All Cap Fund	19,442,906	333,568,241
Salomon Brothers Variable High Yield Bond Fund	6,514,737	66,396,255
Salomon Brothers Variable Investors Fund	24,297,304	347,217,724
Salomon Brothers Variable Large Cap Growth Fund	1,403,288	16,770,794
Salomon Brothers Variable Small Cap Growth Fund	5,022,485	71,305,289
Salomon Brothers Variable Strategic Bond Fund	9,383,073	103,308,884
Salomon Brothers Variable Total Return Fund	7,587,557	86,248,785
Salomon Brothers Institutional Series Funds Inc:
Salomon Brothers Institutional Emerging Markets Debt Fund	13,318,590	92,491,248
Salomon Brothers Institutional High Yield Bond Fund	25,522,518	185,696,652
The Salomon Brothers Fund Inc	99,192,934	1,525,833,990
Salomon Brothers Capital and Income Fund Inc.	32,679,906	659,525,406
Salomon Brothers Emerging Markets Debt Fund Inc.	28,009,890	573,278,074
Salomon Brothers Emerging Markets Income Fund Inc.	4,157,422	71,777,206
Salomon Brothers Emerging Markets Income Fund II Inc.	24,432,561	367,246,219
Salomon Brothers Emerging Markets Floating Rate Fund Inc.	4,303,709	61,171,114
Salomon Brothers Global High Income Fund Inc.	30,542,075	458,602,309
Salomon Brothers Global Partners Income Fund Inc.	15,289,720	197,914,264
Salomon Brothers High Income Fund Inc	5,140,713	54,558,408
Salomon Brothers High Income Fund II Inc	77,614,787	910,300,836
Salomon Brothers Inflation Management Fund Inc.	9,632,505	185,981,783
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc	34,510,639	393,258,794
Salomon Brothers Variable Rate Strategic Fund Inc.	8,323,434	160,993,817
Salomon Brothers Worldwide Income Fund Inc.	12,975,611	214,405,919

A-1

Appendix B

Closed-End Funds

Fund Name	Shareholder Proposal Submission Date	Discretionary Authority to Vote on Shareholder Proposals Notice Period
The Salomon Brothers Fund Inc	November 16, 2005	January 23, 2006 to February 23, 2006

Salomon Brothers Capital and Income Fund Inc	October 1, 2005	December 1, 2005 to December 31, 2005

Salomon Brothers Emerging Markets Debt Fund Inc.	September 28, 2005	November 28, 2005 to December 27, 2005

Salomon Brothers Emerging Markets Income Fund Inc.	July 15, 2005	September 12, 2005 to October 12, 2005

Salomon Brothers Emerging Markets Income Fund II Inc.	April 20, 2005	June 20, 2005 to July 19, 2005

Salomon Brothers Emerging Markets Floating Rate Fund Inc.	January 9, 2006	March 19, 2006 to April 18, 2006

Salomon Brothers Global High Income Fund Inc.	March 25, 2005	May 29, 2005 to June 28, 2005

Salomon Brothers Global Partners Income Fund Inc.	July 15, 2005	September 12, 2005 to October 15, 2005

Salomon Brothers High Income Fund Inc	November 9, 2005	January 28, 2006 to February 26, 2006

Salomon Brothers High Income Fund II Inc	March 3, 2006	May 8, 2006 to June 7, 2006

Salomon Brothers Inflation Management Fund Inc.	September 28, 2005	December 1, 2005 to December 31, 2005

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc	June 18, 2005	August 21, 2005 to September 20, 2005

Salomon Brothers Variable Rate Strategic Fund Inc.	—	—

Salomon Brothers Worldwide Income Fund Inc.	September 28, 2005	November 28, 2005 to December 26, 2005

B-1

Appendix C

Comparison of Terms of Management Agreements

This Appendix C contains six charts comparing the principal terms of the Current Management Agreements with the corresponding terms of the proposed New Management Agreements for each of the Funds. Funds are grouped on a chart based on similarities in their Current Management Agreement and you should look for the chart or charts containing a comparison of the Agreements for your Fund or Funds, as the case may be.

You should note that the charts contain only a description of the principal provisions of the Current Management Agreements and may not include all of the terms of those Agreements, or the exact wording of those provisions described. The amount of compensation and dates of effectiveness and term of the Current Management Agreements have been omitted. You can find the dates of the Current Management Agreements and the compensation payable under the Agreements in Appendix E.

For the purposes of the description of the provisions of the Current Management Agreements, you should note than many of the terms used in your Current Management Agreement may have been changed for the sake of consistency. For example, references to a “Series” or “Portfolio” have been disregarded in favor of the consistent use of the term “Fund,” references to “Manager” or “Investment Adviser” have been disregarded in favor of the consistent use of the term “Adviser,” references to “Directors” have been disregarded in favor of the consistent use of the term “Board,” and references to “Articles of Incorporation” and “Charter” have been disregarded in favor of “governing documents.” In addition, grammatical differences, such as the use of singular versus plural, have been disregarded.

Note that capitalized terms used but not defined in the descriptions of the New Management Agreement have the meanings ascribed to them in the Form of New Management Agreement appearing in Appendix D.

The complete text of the form of New Management Agreement is included in Appendix D and you should refer to that Appendix for the complete terms of the Agreement.

Salomon Brothers Capital Fund Inc

Current Management Agreement	New Management Agreement

Investment Management Services. The Fund employs Salomon Brothers Asset Management Inc (the “Adviser”) to manage the investing and reinvesting of its assets in securities of the type, in the manner and in accordance with the investment objective and restrictions specified in the Fund’s governing documents and Registration Statement, and to provide to the Fund the management and other services specified elsewhere in the Current Management Agreement.

As manager of the Fund’s assets, the Adviser will make purchases and sales of securities for the Fund’s account in accordance with the Adviser’s best judgment and within the investment objective and restrictions set forth in the Fund’s governing documents, Registration Statement, the Investment Company Act of 1940, as amended (the “1940 Act”), the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and policy decisions adopted by the Fund’s Board from time to time. The Adviser will advise the Fund’s officers and Board, at times that the Fund’s Board may specify, of purchases and sales made for the Fund’s account and will, when requested by the Fund’s officers or Board, supply the reasons for making those purchases and sales.

Investment Management Services. Subject to the supervision of the Fund’s Board, the Adviser is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Adviser will determine what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Adviser. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided under the New Management Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

Current Management Agreement	New Management Agreement

The Adviser is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

Brokerage Transactions. The Current Management Agreement is silent with respect to the Adviser’s ability to select brokers to execute portfolio transactions for the Fund.	Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange act of 1934, as amended) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. The Current Management Agreement is silent with respect to the treatment of transactions with affiliates.	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by

Current Management Agreement	New Management Agreement
the Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s Prospectus and Statement of Additional Information relative to the Adviser and its directors and officers.

Use of Sub-Advisers or Sub-Administrators. The Current Management Agreement is silent with respect to the Adviser’s ability to delegate responsibilities to a sub-adviser or sub-administrator.	Use of Sub-Advisers or Sub-Administrators. Subject to the Board’s approval, the Adviser or the Fund may engage one or more investment sub-advisers or sub-administrators, so long as (i) the Adviser supervises the activities of each sub-adviser or sub-administrator, (ii) the contracts entered into by the Adviser with any such sub-adviser or sub-administrator impose on them all of the conditions to which the Adviser is subject under the New Management Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Fund Administrative Services. The Adviser will, at its expense: provide the Fund with office space, office facilities and personnel reasonably necessary for the Fund’s operations; employ or associate with itself those persons that it believes appropriate to assist it in performing its obligations under the Current Management Agreement; and provide the Fund with persons satisfactory to the Fund’s Board to serve as officers and employees of the Fund, including a president, one or more vice presidents, a secretary and a treasurer.

Fund Administrative Services. Subject to the discretion and control of the Fund’s Board, the Adviser is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Adviser is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Adviser is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Adviser does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of the Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.

Expenses. The Adviser will, at its own expense, provide the Fund with the services described above under “Fund Administration Services.”	Expenses. The Adviser, at its own expense, is responsible for supplying the Board and officers of the Fund with all information and reports reasonably required by them and

Current Management Agreement	New Management Agreement
Except as provided in the Current Management Agreement, the Fund will be responsible for all of its expenses and liabilities, including: the compensation of its directors who are not affiliated with the Adviser or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Fund’s independent auditors and legal counsel; membership dues; fees and expenses of any custodian (including for keeping books and accounts and calculations of the net asset value of shares of the Fund), transfer agent, registrar, redemption agent and dividend disbursing agent of the Fund; expenses of issuing, selling, distributing, redeeming and registering and qualifying for sale shares of the Fund’s capital stock; expenses of preparing, printing and mailing or otherwise delivering stock certificates, prospectuses, shareholders’ reports, notices, proxy statements and reports to regulatory agencies; costs of office supplies; travel expenses of all officers, directors and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; and extraordinary expenses.

reasonably available to the Adviser. The Adviser, at its own expense, is also required to furnish the Fund with office facilities, including space, furniture and equipment and officers and employees satisfactory to the Fund’s Board. Except for the expenses described above, the Adviser will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents; registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board Members and officers.

No member of the Board, officer or employee of the Fund is to receive from the Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide. This restriction does not apply to Board Members, executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

Fees. In consideration of the services to be rendered by the Adviser under the Current Management Agreement, the Fund will pay the Adviser a monthly fee on the first business day of each month at an annual rate set forth in the Fund’s Current	Fees. For the services performed and the facilities furnished and expenses assumed by the Adviser, the Fund shall pay the Adviser a fee, computed [daily or weekly] at an annual rate set forth in the Fund’s New Management

Current Management Agreement	New Management Agreement
Management Agreement,[1] which fee is based on the average daily closing value of the Fund’s net assets during the next preceding month. If the Current Management Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month, or from the beginning of the month to the date of termination, as the case may be, will be prorated according to the proportion which that period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fee, the value of the Fund’s net assets will be computed in the manner specified in its governing documents for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of shares of the Fund’s capital stock.	Agreement,[2] except that if the Fund invests all or substantially all of its assets in another registered investment company for which the Adviser or an affiliate of the Adviser serves as investment adviser, the annual fee referenced above shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. If the New Management Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. The Adviser will give the Fund the benefit of the Adviser’s best judgment and efforts in rendering services under the Current Management Agreement. As an inducement to the Adviser’s undertaking to render these services, the Fund agrees that the Adviser will not be liable under the Current Management Agreement for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in the Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement or by reason of the Adviser’s reckless disregard of its obligations and duties thereunder.

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. The Adviser (and any affiliates of the Adviser performing services for the Fund contemplated by the New Management Agreement and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates) assumes no responsibility under the New Management Agreement other than to render the services described in the agreement, in good faith, and will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties.

The New Management Agreement is silent with respect to the Fund’s indemnification of or advancement of expenses to the Adviser.

Activities of Adviser. Except to the extent necessary to perform the Adviser’s obligations under the Current Management Agreement, nothing in the Agreement will be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, including any employee who may also be a director, officer or employee of the Fund, to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.	Activities of Adviser. The Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. The Current Management Agreement is silent with respect to the Adviser’s methods of allocating of investment opportunities.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Adviser is

[1]	The contractual fee for the Fund is listed on Appendix E.
[2]	The Fund’s management fee under the New Management Agreement will be identical to the fee under the Current Management Agreement.

Current Management Agreement	New Management Agreement
considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser, in accordance with applicable laws and regulations and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

Duration, Termination and Amendments of this Agreement. The Current Management Agreement will remain in effect for twelve months from the date of the Agreement and thereafter will continue automatically for successive annual periods, provided that the continuance is specifically approved at least annually (a) by the vote of a majority of the Fund’s outstanding voting securities or by the Fund’s Board and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund’s directors who are not parties to the Agreement or interested persons of any party to the Agreement.

The Current Management Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund’s outstanding voting securities or by a vote of a majority of the Fund’s entire Board on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Fund.

The Current Management Agreement will terminate automatically in the event of its assignment.

Duration, Termination and Amendments of this Agreement. The New Management Agreement will continue in effect for two years from when it takes effect. Thereafter, if not terminated, the New Management Agreement will continue in effect, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any part to this Agreement.

The New Management Agreement may be terminated at any time, without the payment of any penalty, by the Board Members or by the vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Adviser, or by the Adviser on not less than 90 days’ written notice to the Fund. The New Management Agreement may also be terminated upon the mutual written consent of the Adviser and the Fund. The New Management Agreement automatically terminates in the event of its assignment by the Adviser and is not assignable by the Fund without the consent of the Adviser.

No material amendment of the New Management Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. The Current Management Agreement is silent with respect to the treatment of potential claims by the Adviser against the Fund.	Claims Against the Fund. The Adviser agrees that it will look only to the assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the Fund.

Governing Law. The Current Management Agreement is silent with respect to governing law.	Governing Law. The New Management Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of New York.

Salomon Brothers Investors Value Fund Inc

Current Management Agreement	New Management Agreement

Investment Management Services. The Fund employs the Adviser to manage the investing and reinvesting of the Fund’s assets in securities of the type and in accordance with the limitations specified in the Fund’s governing documents, By-Laws, Registration Statement and any representation made in the Fund’s Prospectus and to provide the management and other services specified in the Current Management Agreement.

As manager of the Fund’s portfolio, it will be the Adviser’s duty to make purchases and sales of securities on the Fund’s behalf in accordance with the Adviser’s best judgment and within the investment objective and restrictions set forth in the Fund’s governing documents, By-Laws, Registration Statement and Prospectus, the 1940 Act, the provisions of the Code with respect to regulated investment companies, and any relevant policy decisions that the Board may from time to time adopt. The Adviser will further advise the Fund’s Board, at whatever intervals it may require, of purchases and sales during those intervals and will, when requested by the Board, supply the reasons and considerations that prompted the Adviser’s decisions.

The Adviser will not make a short sale of any share of the Fund’s capital stock, will not purchase any Fund share otherwise than for investment and will advise the Fund of any sale of a Fund share by the Adviser less than two months after the date of acquisition.

Investment Management Services. Subject to the supervision of the Fund’s Board, the Adviser is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Adviser will determine what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Adviser. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided under the New Management Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

The Adviser is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

Brokerage Transactions. The Current Management Agreement is silent with respect to the Adviser’s ability to select brokers to execute portfolio transactions for the Fund.	Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange act of 1934, as amended) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that

Current Management Agreement	New Management Agreement
such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. The Current Management Agreement is silent with respect to the treatment of transactions with affiliates.	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s Prospectus and Statement of Additional Information relative to the Adviser and its directors and officers.

Use of Sub-Advisers or Sub-Administrators. The Current Management Agreement is silent with respect to the Adviser’s ability to delegate responsibilities to a sub-adviser or sub-administrator.	Use of Sub-Advisers or Sub-Administrators. Subject to the Board’s approval, the Adviser or the Fund may engage one or more investment sub-advisers or sub-administrators, so long as (i) the Adviser supervises the activities of each sub-adviser or sub-administrator, (ii) the contracts entered into by the Adviser with any such sub-adviser or sub-administrator impose on them all of the conditions to which the Adviser is subject under the New Management Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Fund Administrative Services. The Adviser will provide the Fund, at the Adviser’s expense, with office facilities, including space, furniture and equipment, and all personnel reasonably necessary for the Fund’s operations.

During the continuance of the Current Management Agreement, the Adviser will provide persons satisfactory to

Fund Administrative Services. Subject to the discretion and control of the Fund’s Board, the Adviser is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and

Current Management Agreement	New Management Agreement
the Fund’s Board to serve the Fund as officers and employees, if elected or appointed to those positions. These will be a president, one or more vice presidents, a secretary, a treasurer and any additional officers and employees as may reasonably be necessary for the conduct of the Fund’s business; and the Adviser agrees to pay the reasonable compensation of all of those persons.

the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Adviser is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Adviser is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Adviser does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of the Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.

Expenses. The Adviser will provide the Fund, at the Fund’s expense, with office facilities, including space, furniture and equipment, and all personnel reasonably necessary for the Fund’s operations. Other than as specifically indicated in the Current Management Agreement, the Adviser will not be responsible for any of the Fund’s expenses. Specifically, the Adviser will not be responsible, except to the extent of the reasonable compensation of the Fund’s employees whose services may be involved, for the Fund’s legal and auditing expenses; taxes and governmental fees and any membership dues; fees of custodian, transfer agent and registrar, if any; expenses of preparing share certificates and other expenses of the issue, sale, underwriting, distribution, redemption or repurchase of the Fund’s shares; expenses of registering or qualifying securities for sale; expenses of preparing and distributing reports, notices and dividends to shareholders; costs of stationery; costs of shareholders’ and other meetings; compensation of the Fund’s Board and its Executive Committee; and traveling expenses of officers, directors and employees, if any. Should the Adviser determine that services which would ordinarily be rendered by the Fund’s employees at its office can be better rendered by some other outside agency, the Adviser will bear the costs of employing that agency.	Expenses. The Adviser, at its own expense, is responsible for supplying the Board and officers of the Fund with all information and reports reasonably required by them and reasonably available to the Adviser. The Adviser, at its own expense, is also required to furnish the Fund with office facilities, including space, furniture and equipment and officers and employees satisfactory to the Fund’s Board. Except for the expenses described above, the Adviser will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents; registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs;

Current Management Agreement	New Management Agreement

costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board Members and officers.

No member of the Board, officer or employee of the Fund is to receive from the Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide. This restriction does not apply to Board Members, executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

Fees. In consideration of the services provided under the Current Management Agreement, the Fund will pay the Adviser quarterly, promptly after the last day of each March, June, September and December, a fee consisting of a base fee plus a performance adjustment.

The base fee will be calculated using the daily net assets averaged over the most recent calendar quarter at the rates specified in the Current Management Agreement.[3] For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index of Composite Stocks over the one-year period ending on the last day of each calendar quarter, the base fee will be adjusted upward or downward by the product of (i)  1/4 of .01% multiplied by (ii) the Fund’s average daily net assets for the one-year period ending on the last day of the calendar quarter. If the amount by which the Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point over the same period. The maximum quarterly adjustment is  1/4 of .1%, which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

Fees. For the services performed and the facilities furnished and expenses assumed by the Adviser, the Fund shall pay the Adviser a fee, computed [daily or weekly] at an annual rate set forth in the Fund’s New Management Agreement,[4] except that if the Fund invests all or substantially all of its assets in another registered investment company for which the Adviser or an affiliate of the Adviser serves as investment adviser, the annual fee referenced above shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. If the New Management Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

[3]	The contractual fee for the Fund is listed on Appendix E.
[4]	The Fund’s management fee under the New Management Agreement will be identical to the fee under the Current Management Agreement.

Current Management Agreement	New Management Agreement

For purposes of calculating the fee, the value of the Fund’s net assets will be computed in the manner specified in the Fund’s Article of Incorporation for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.

If the fee payable to the Adviser pursuant to the Current Management Agreement begins to accrue on a date prior to the end of any quarter, or if the Agreement terminates before the end of any quarter, compensation for the period from that date to the end of the quarter, or from the end of the last quarter ending prior to the termination to the date of termination, will be prorated and will be payable promptly at the end of the quarter or after the date of termination, as the case may be.

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. The Fund will expect of the Adviser, and the Adviser will give the Fund the benefit of, the Adviser’s best judgment and efforts in rendering to the Fund the services described in the Current Management Agreement, and the Fund agrees as an inducement to the Adviser’s undertaking these services that the Adviser will not be liable under the Current Management Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Current Management Agreement will be deemed to protect, or purport to protect, the Adviser against any liability to the Fund or to its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement, or by reason of the Adviser’s reckless disregard of its obligations and duties thereunder.

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. The Adviser (and any affiliates of the Adviser performing services for the Fund contemplated by the New Management Agreement and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates) assumes no responsibility under the New Management Agreement other than to render the services described in the agreement, in good faith, and will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties.

The New Management Agreement is silent with respect to the Fund’s indemnification of or advancement of expenses to the Adviser.

Activities of Adviser. The Current Management Agreement is silent with respect to the Adviser’s ability to engage in other business or to render services.	Activities of Adviser. The Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. The Current Management Agreement is silent with respect to the Adviser’s methods of allocating of investment opportunities.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser, in accordance with applicable laws and regulations and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

Duration, Termination and Amendments of this Agreement. The Current Management Agreement will remain in effect for twelve months from the date of the Agreement and thereafter will continue automatically for successive	Duration, Termination and Amendments of this Agreement. The New Management Agreement will continue in effect for two years from when it takes effect. Thereafter, if not terminated, the New Management

Current Management Agreement	New Management Agreement

annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Fund’s directors who are not parties to the Agreement or interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on the approval, and either by the vote of the Board or a majority of the Fund’s outstanding voting securities. The Current Management Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Fund’s entire Board on sixty days’ written notice to the Adviser, or by the Adviser on sixty days’ written notice to the Fund.

The Current Management Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by the Adviser. The Current Management Agreement will terminate automatically in the event of its assignment by the Adviser.

Agreement will continue in effect, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any part to this Agreement.

The New Management Agreement may be terminated at any time, without the payment of any penalty, by the Board Members or by the vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Adviser, or by the Adviser on not less than 90 days’ written notice to the Fund. The New Management Agreement may also be terminated upon the mutual written consent of the Adviser and the Fund. The New Management Agreement automatically terminates in the event of its assignment by the Adviser and is not assignable by the Fund without the consent of the Adviser.

No material amendment of the New Management Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. The Current Management Agreement is silent with respect to the treatment of potential claims by the Adviser against the Fund.	Claims Against the Fund. The Adviser agrees that it will look only to the assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the Fund.

Governing Law. The Current Management Agreement is silent with respect to governing law.	Governing Law. The New Management Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of New York.

Salomon Brothers Series Funds Inc:

Salomon Brothers All Cap Value Fund

Salomon Brothers Balanced Fund

Salomon Brothers Cash Management Fund

Salomon Brothers High Yield Bond Fund

Salomon Brothers Institutional Money Market Fund

Salomon Brothers Large Cap Growth Fund

Salomon Brothers New York Municipal Money Market Fund Salomon Brothers Short/Intermediate U.S. Government Fund Salomon Brothers Small Cap Growth Fund Salomon Brothers Strategic Bond Fund

Current Management Agreement	New Management Agreement

Investment Management Services. The Fund employs the Adviser to: (a) make investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund’s assets in the manner and in accordance with the investment objective and limitations specified in the Corporation’s governing documents, and the currently effective Prospectus, including the documents incorporated by reference therein, relating to the Corporation and the Fund, included in the Corporation’s Registration Statement, as amended from time to time, (c) place purchase and sale orders on behalf of the Fund and (d) provide continuous supervision of the Fund’s investment portfolio.[5]

As manager of the Fund’s assets, the Adviser will make investments for the Fund’s account in accordance with the investment objective and limitations set forth in the Corporation’s governing documents, the Fund’s Prospectus, the 1940 Act, the provisions of the Code relating to regulated investment companies, applicable banking laws and regulations and policy decisions adopted by the Corporation’s Board from time to time. The Adviser will advise the Corporation’s officers and Board, at times that the Corporation’s Board may specify, of investments made for the Fund’s account and will, when requested by the Corporation’s officers or Board, supply the reasons for making those investments.

Investment Management Services. Subject to the supervision of the Fund’s Board, the Adviser is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Adviser will determine what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Adviser. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided under the New Management Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

The Adviser is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

[5]	In addition to employing the Adviser to provide the services listed here, the Current Management Agreements for Salomon Brothers All Cap Value Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Short/Intermediate U.S. Government Fund and Salomon Brothers Strategic Bond Fund also provide that the Fund employs the Adviser to act as the Fund’s administrator.

Current Management Agreement	New Management Agreement
Brokerage Transactions. The Adviser is authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Fund, which broker may be an affiliate of the Adviser, provided that the best competitive execution price is obtained at the time of trade execution.[6]	Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange act of 1934, as amended) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. The Adviser is authorized on behalf of the Corporation, from time to time when deemed to be in the best interests of the Corporation and to the extent permitted by applicable law, to purchase or sell securities in which the Adviser or any of its affiliates underwrites, deals or makes a market and may perform or seek to perform investment banking services for issuers of those securities. The Adviser is further authorized to select brokers affiliated with the Adviser for the execution of trades for the Corporation as described above under “Brokerage Transactions.”	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s Prospectus and Statement of Additional Information relative to the Adviser and its directors and officers.

[6]	In lieu of this provision, the Current Management Agreements for Salomon Brothers All Cap Value Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Short/Intermediate U.S. Government Fund, Salomon Brothers Small Cap Growth Fund and Salomon Brothers Strategic Bond Fund provide that the Adviser is authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Corporation, which broker may be an affiliate of the Adviser, provided that the affiliated broker’s charge for the transaction is reasonable and fair compared to the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities.

Current Management Agreement	New Management Agreement
Use of Sub-Advisers or Sub-Administrators. At the Adviser’s own expense and subject to its supervision, the Adviser may delegate the performance of all or part of its services under the Current Management Agreement to others.[7]	Use of Sub-Advisers or Sub-Administrators. Subject to the Board’s approval, the Adviser or the Fund may engage one or more investment sub-advisers or sub-administrators, so long as (i) the Adviser supervises the activities of each sub-adviser or sub-administrator, (ii) the contracts entered into by the Adviser with any such sub-adviser or sub-administrator impose on them all of the conditions to which the Adviser is subject under the New Management Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Fund Administrative Services. The Adviser will, at its own expense: provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Adviser pursuant to the Current Management Agreement; provide the Fund with persons satisfactory to the Corporation’s Board to serve as officers and employees of the Fund; and provide the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: (A) Securities and Exchange Commission compliance, including record keeping, reporting requirements and registration statements and proxies; (B) supervision of the operations of the Fund, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (C) certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and (D) certain services to the shareholders of the Fund, including assuring that investments and redemptions are handled efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.[8,9]

Fund Administrative Services. Subject to the discretion and control of the Fund’s Board, the Adviser is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Adviser is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Adviser is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Adviser does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of the Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.

[7]	In lieu of this provision, the Current Management Agreements for Salomon Brothers Balanced Fund, Salomon Brothers Cash Management Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Institutional Money Market Fund and Salomon Brothers New York Municipal Money Market Fund are silent with respect to the Adviser’s ability to delegate responsibilities to a sub-adviser or sub-administrator.
[8]	The corresponding provision in the Current Management Agreement for Salomon Brothers Balanced Fund is identical to the one described here except that it does not contain sub-section (D).
The corresponding provision in the Current Management Agreement for Salomon Brothers Small Cap Growth Fund is identical to the one described here except that it contains the following in lieu of sub-sections (A) through (D):

(A) review purchases and sales of portfolio instruments and review the Fund’s portfolio to assess compliance with the Fund’s stated investment objective and limitations and compliance with the 1940 Act and other applicable laws

Current Management Agreement	New Management Agreement

Expenses. The Adviser will, at its own expense: provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Adviser pursuant to the Current Management Agreement; provide the Fund with persons satisfactory to the Corporation’s Board to serve as officers and employees of the Fund; and provide the office space, facilities, equipment and personnel necessary to perform the services described above under “Fund Administration Services.”

Except as provided in the Current Management Agreement, the Corporation will be responsible for all of the Fund’s expenses and liabilities, including organizational expenses; taxes; interest; fees (including fees paid to its directors who are not affiliated with the Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders’ reports and shareholders’ meetings; any extraordinary expenses; brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities;

Expenses. The Adviser, at its own expense, is responsible for supplying the Board and officers of the Corporation with all information and reports reasonably required by them and reasonably available to the Adviser. The Adviser, at its own expense, is also required to furnish the Fund with office facilities, including space, furniture and equipment and officers and employees satisfactory to the Fund’s Board. Except for the expenses described above, the Adviser will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents; registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under and regulations; (B) record keeping, recording and maintaining registration statements and proxy statements to the extent such records, reports and documents are not maintained or furnished by the Fund’s transfer agent, custodian, administrative and accounting services agent, or other agents employed by the Fund; (C) supervision of Fund operations, including coordination of functions of transfer agent, custodian, administrative and accounting services agent, accountants, counsel and other parties performing services or operational functions for the Fund; and (D) certain administrative and clerical services not otherwise provided by the Fund’s transfer agent, custodian, administrative and accounting services agent, or other agents employed by the Fund.

[9]	In lieu of this provision, the Current Management Agreements for Salomon Brothers All Cap Value Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Short/Intermediate U.S. Government Fund and Salomon Brothers Strategic Bond Fund provide as follows:

The Fund employs the Adviser to act as the Fund’s administrator including, but not limited to, performing certain fund accounting, financial administration, treasury, legal and regulatory, compliance and state regulation or blue sky registration services. The Adviser will, at its expense, provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be performed pursuant to the Current Management Agreement; provide the Fund with persons satisfactory to the Corporation’s Board to serve as officers and employees of the Fund; and perform the following services for the Fund: (A) Securities and Exchange Commission compliance, including record keeping, reporting requirements, preparation of Board materials, registration statements, proxies and reports to shareholders of the Fund, tax returns and other reports to and filing with the Securities and Exchange Commission and state blue sky authorities; (B) supervision of all aspects of Fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (C) certain administrative and clerical services, including facilitation of redemption requests, exchange privileges, and account adjustments, and development of new shareholder services; (D) certain services to the Fund’s shareholders, including assuring that investments and redemptions are handles efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders; and (E) supply the Fund with statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services and stationery and office supplies.

Current Management Agreement	New Management Agreement
and payments to the Fund’s distributor for activities intended to result in the sale of Fund shares.[10,11]

applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board Members and officers.

No member of the Board, officer or employee of the Corporation or Fund is to receive from the Corporation or Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide. This restriction does not apply to Board Members, executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

[10]	The Current Management Agreements for Salomon Brothers Cash Management Fund, Salomon Brothers Institutional Money Market Fund and Salomon Brothers New York Municipal Money Market Fund do not contain the final clause, “and payments to the Fund’s distributor for activities intended to result in the sale of Fund shares.”
[11]	In lieu of the provisions described in this paragraph:
(a) the Current Management Agreements for Salomon Brothers All Cap Value Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Short/Intermediate U.S. Government Fund and Salomon Brothers Strategic Bond Fund provide as follows:

Except as provided in the Current Management Agreement, the Corporation will be responsible for all of the Fund’s expenses and liabilities, including organizational expenses; taxes; interest; fees (including fees paid to its directors who are not affiliated with the Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; costs attributable to investor services, including, without limitation, telephone and personnel expenses; payment for portfolio pricing services to a pricing agent; professional association dues or assessments; advisory and administration fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders’ reports and shareholders’ meetings; litigation and any extraordinary expenses; brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities; and payments to the Fund’s distributor for activities intended to result in the sale of Fund shares;

and:

(b) the Current Management Agreement for Salomon Brothers Small Cap Growth Fund provides as follows:

Except as provided in the Current Management Agreement, the Corporation will be responsible for all of the Fund’s expenses and liabilities, including organizational expenses; taxes; interest; fees (including fees paid to its directors who are not affiliated with the Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; costs of preparing and printing prospectuses for

Current Management Agreement	New Management Agreement
Fees. In consideration of the services to be rendered by the Adviser under the Current Management Agreement, the Corporation will pay the Adviser a monthly fee on the first business day of each month at an annual rate set forth in the Fund’s Current Management Agreement[12] based on the average daily value (as determined on the days and at the time set forth in the Fund’s Prospectus for determining net asset value per share) of the Fund’s net assets during the preceding month. If the fee payable to the Adviser begins to accrue before the end of any month, or if the Current Management Agreement terminates before the end of any month, the fee for the period from that date to the end of the month, or from the beginning of the month to the date of termination, as the case may be, will be prorated according to the proportion which that period bears to the full month in which the effectiveness or termination occurs.	Fees. For the services performed and the facilities furnished and expenses assumed by the Adviser, the Fund shall pay the Adviser a fee, computed [daily or weekly] at an annual rate set forth in the Fund’s New Management Agreement,[13] except that if the Fund invests all or substantially all of its assets in another registered investment company for which the Adviser or an affiliate of the Adviser serves as investment adviser, the annual fee referenced above shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. If the New Management Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. In consideration of the Adviser’s undertaking to render the services described in the Current Management Agreement, the Corporation agrees that the Adviser will not be liable under the Agreement for any error of judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Agreement, provided that nothing in the Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Corporation or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement or by reason of its reckless disregard of its obligations and duties thereunder.[14]

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. The Adviser (and any affiliates of the Adviser performing services for the Corporation or the Fund contemplated by the New Management Agreement and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates) assumes no responsibility under the New Management Agreement other than to render the services described in the agreement, in good faith, and will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties.

The New Management Agreement is silent with respect to the Fund’s indemnification of or advancement of expenses to the Adviser.

regulatory purposes and for distribution to existing shareholders; advisory and administration fees, charges of the custodian, transfer agent, administrative and accounting services agent and any other agent employed by the Fund; insurance premiums; auditing and legal expenses; costs of shareholders’ reports and shareholders’ meetings; charges and expenses of any entity used for pricing the Fund’s portfolio securities and calculating the net asset value of the Fund’s shares; any extraordinary expenses; brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities; and payments to the Fund’s distributor for activities intended to result in the sale of Fund shares.

[12]	The contractual fee for each Fund is listed on Appendix E.
[13]	Each Fund’s management fee under the New Management Agreement will be identical to the fee under the Current Management Agreement.
[14]	In addition to the provisions described in this paragraph, the Current Management Agreements for Salomon Brothers All Cap Value Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Short/Intermediate U.S. Government Fund, Salomon Brothers Small Cap Growth Fund and Salomon Brothers Strategic Bond Fund also provide as follows:

The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses, including reasonable counsel fees and expenses and any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement or by reason of its reckless disregard of

Current Management Agreement	New Management Agreement
Activities of Adviser. Except to the extent necessary to perform the Adviser’s obligations under the Current Management Agreement, nothing in the Agreement will be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.	Activities of Adviser. The Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. The Current Management Agreement is silent with respect to the Adviser’s methods of allocating of investment opportunities.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser, in accordance with applicable laws and regulations and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

Duration, Termination and Amendments of this Agreement. The Current Management Agreement will continue in effect until two years from the date of the Agreement and thereafter for successive annual periods, provided that the continuance is specifically approved at least annually (a) by the vote of a majority of the Fund’s outstanding voting securities or by the Corporation’s Board and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Corporation’s directors who are not parties to the Agreement or interested persons of any party to the Agreement.

The Current Management Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund’s outstanding voting securities or by a vote of a majority of the Corporation’s entire Board on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Corporation. The Agreement will terminate automatically in the event of its assignment.

Duration, Termination and Amendments of this Agreement. The New Management Agreement will continue in effect for two years from when it takes effect. Thereafter, if not terminated, the New Management Agreement will continue in effect, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any part to this Agreement.

The New Management Agreement may be terminated at any time, without the payment of any penalty, by the Board Members or by the vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Adviser, or by the Adviser on not less than 90 days’ written notice to the Fund. The New Management Agreement may also be terminated upon the mutual written consent of the Adviser and the Fund. The New Management Agreement automatically terminates in the event of its assignment by the Adviser and is not assignable by the Fund without the consent of the Adviser.

No material amendment of the New Management Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

its obligations and duties thereunder. The Adviser will be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

Current Management Agreement	New Management Agreement
Claims Against the Fund. The Current Management Agreement is silent with respect to the treatment of potential claims by the Adviser against the Fund.	Claims Against the Fund. The Adviser agrees that it will look only to the assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the Corporation.

Governing Law. The Current Management Agreement is governed by the laws of the State of New York.	Governing Law. The New Management Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of New York.

Salomon Brothers Variable Series Funds Inc:	Salomon Brothers Institutional Series Funds Inc:

Salomon Brothers Variable All Cap Fund

Salomon Brothers Variable High Yield Bond Fund

Salomon Brothers Variable Investors Fund

Salomon Brothers Variable Large Cap Growth Fund

Salomon Brothers Variable Small Cap Growth Fund

Salomon Brothers Variable Strategic Bond Fund

Salomon Brothers Variable Total Return Fund

Salomon Brothers Institutional Emerging Markets Debt Fund Salomon Brothers Institutional High Yield Bond Fund

Current Management Agreement	New Management Agreement

Investment Management Services. The Fund employs the Adviser to: (a) make investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund’s assets in the manner and in accordance with the investment objective and limitations specified in the Corporation’s governing documents, and the currently effective Prospectus, including the documents incorporated by reference therein, relating to the Corporation and the Fund, included in the Corporation’s Registration Statement, as amended from time to time, (c) place purchase and sale orders on behalf of the Fund and (d) provide continuous supervision of the Fund’s investment portfolio and (e) act as the Fund’s administrator.[15]

As manager of the Fund’s assets, the Adviser will make investments for the Fund’s account in accordance with the investment objective and limitations set forth in the Corporation’s governing documents, the Fund’s Prospectus, the 1940 Act, the provisions of the Code relating to regulated investment companies, applicable banking laws and regulations and policy decisions adopted by the Corporation’s Board from time to time. The Adviser will advise the Corporation’s officers and Board, at times that the Corporation’s Board may specify, of investments made for the Fund’s account and will, when requested by the Corporation’s officers or Board, supply the reasons for making those investments.

Investment Management Services. Subject to the supervision of the Fund’s Board, the Adviser is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Adviser will determine what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Adviser. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided under the New Management Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

The Adviser is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

[15]	The Adviser does not act as the administrator of Salomon Brothers Institutional Emerging Markets Debt Fund or Salomon Brothers Institutional High Yield Bond Fund; administrative services are provided to these Funds under separate administration agreements.

Current Management Agreement	New Management Agreement
Brokerage Transactions. The Adviser is authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Fund, which broker may be an affiliate of the Adviser, provided that the affiliated broker’s charge for the transaction is reasonable and fair compared to the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities.[16]	Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange act of 1934, as amended) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. The Adviser is authorized on behalf of the Corporation, from time to time when deemed to be in the best interests of the Corporation and to the extent permitted by applicable law, to purchase or sell securities in which the Adviser or any of its affiliates underwrites, deals in or makes a market and may perform or seek to perform investment banking services for issuers of those securities. The Adviser is further authorized to select brokers affiliated with the Adviser for the execution of trades for the Corporation as described above under “Brokerage Transactions.”	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s Prospectus and Statement of Additional Information relative to the Adviser and its directors and officers.

[16]	The Current Management Agreements for Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional High Yield Bond Fund provide that the broker may be an affiliate of the Adviser, provided that the best competitive execution price is obtained at the time of the trade execution.

Current Management Agreement	New Management Agreement
Use of Sub-Advisers or Sub-Administrators. At the Adviser’s own expense and subject to its supervision, the Adviser may delegate the performance of all or a part of its services under the Current Management Agreement to others.[17]	Use of Sub-Advisers or Sub-Administrators. Subject to the Board’s approval, the Adviser or the Fund may engage one or more investment sub-advisers or sub-administrators, so long as (i) the Adviser supervises the activities of each sub-adviser or sub-administrator, (ii) the contracts entered into by the Adviser with any such sub-adviser or sub-administrator impose on them all of the conditions to which the Adviser is subject under the New Management Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Fund Administrative Services. The Fund employs the Adviser to act as the Fund’s administrator including, but not limited to, performing certain fund accounting, financial reporting, treasury, legal and regulatory, compliance and state regulation or blue sky registration services. The Adviser will, at its expense, perform the following services for the Fund: (A) review purchases and sales of portfolio instruments and review the Fund’s portfolio to assess compliance with the Fund’s stated investment objective and limitations and compliance with the 1940 Act and other applicable laws and regulations, (B) Securities and Exchange Commission compliance, including record keeping, reporting requirements, preparation of Board materials, registration statements, proxies and reports to shareholders of the Fund, tax returns and other reports to and filings with the Securities and Exchange Commission and state blue sky authorities; (C) supervision of all aspects of Fund operations, including coordination of accountants, counsel and other parties performing services or operational functions for the Fund; (D) certain administrative an clerical services, including facilitation of redemption requests and account adjustments, and development of new shareholder services; (E) certain services to the Fund’s shareholders, including assuring that investments and redemptions are handled efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders; and (F) supply the Fund with statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund and (ii) distribution fees, internal auditing and legal services, internal executive and administrative services and stationery and office supplies.[18]

Fund Administrative Services. Subject to the discretion and control of the Fund’s Board, the Adviser is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Adviser is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Adviser is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Adviser does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of the Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.

[17]	The Current Management Agreements for Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional High Yield Bond Fund are silent with respect to the Adviser’s ability to delegate responsibilities to a sub-adviser or sub-administrator.
[18]	In lieu of this provision, the Current Management Agreements for Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional High Yield Bond Fund provide as follows:

The Adviser will, at its own expense, provide the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: (A) review purchases and sales of portfolio instruments and review the Fund’s portfolio to assess compliance with the Fund’s stated investment objective and limitations and compliance with the 1940 Act and other applicable laws and regulations, (B) record keeping, reporting and

Current Management Agreement	New Management Agreement

Expenses. The Adviser will, at its own expense: provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Adviser pursuant to the Current Management Agreement; provide the Fund with persons satisfactory to the Corporation’s Board to serve as officers and employees of the Fund; and perform the services described above under “Fund Administration Services.”[19]

Except as provided in the Current Management Agreement, the Corporation will be responsible for all of the Fund’s expenses and liabilities, including organizational expenses; taxes; interest; fees (including fees paid to its directors who are not affiliated with the Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; costs attributable to investor services, including, without limitation, telephone and personnel expenses; professional association dues or assessments; advisory and administration fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders’ reports and shareholders’ meetings; charges and expenses of any entity used for pricing the Fund’s portfolio securities and calculating the net asset value of the Fund’s shares; litigation and any extraordinary expenses; brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities; and payments to the Fund’s distributor for activities intended to result in the sale of Fund shares.[20]

Expenses. The Adviser, at its own expense, is responsible for supplying the Board and officers of the Corporation with all information and reports reasonably required by them and reasonably available to the Adviser. The Adviser, at its own expense, is also required to furnish the Fund with office facilities, including space, furniture and equipment and officers and employees satisfactory to the Fund’s Board. Except for the expenses described above, the Adviser will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents; registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, maintaining registration statements and proxy statements to the extent those records, reports and documents are not maintained or furnished by the Fund’s transfer agent, custodian, administrative and accounting services agent or other agents employed by the Fund, (C) supervision of Fund operations, including coordination of functions of transfer agent, custodian, administrative and accounting services agent, accountants, counsel and other parties performing services or operational functions for the Fund and (D) certain administrative and clerical services not otherwise provided by the Fund’s transfer agent, custodian, administrative and accounting services agent or other agents employed by the Fund.

[19]	In lieu of this provision, the Current Management Agreements for Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional High Yield Bond Fund provide that the Adviser will “provide the office space, facilities, equipment and personnel necessary” to perform the services for those Funds described above under “Fund Administration Services.”
[20]	In lieu of this provision, the Current Management Agreements for Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional High Yield Bond Fund provide as follows:

Except as provided in the Current Management Agreement, the Corporation will be responsible for all of the Fund’s expenses and liabilities, including organizational expenses; taxes; interest; fees (including fees paid to its directors who are not affiliated with the Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian, transfer agent, administrative and accounting services agent and any other agent employed by the Fund; insurance premiums; auditing and legal expenses; costs of shareholders’ reports and shareholders’ meetings; charges and expenses of any entity used for pricing the Fund’s portfolio securities and calculating the net asset value of the Fund’s shares; any extraordinary expenses; brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities; and payments to the Fund’s distributor for activities intended to result in the sale of Fund shares.

Current Management Agreement	New Management Agreement

meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board Members and officers.

No member of the Board, officer or employee of the Corporation or Fund is to receive from the Corporation or Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide. This restriction does not apply to Board Members, executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

Fees. In consideration of the services to be rendered by the Adviser under the Current Management Agreement, the Fund will pay the Adviser a monthly fee on the first business day of each month at an annual rate set forth in the Fund’s Current Management Agreement[21] based on the average daily value (as determined on the days and at the time set forth in the Fund’s Prospectus for determining net asset value per share) of the Fund’s net assets during the preceding month. If the fee payable to the Adviser begins to accrue before the end of any month or if the Current Management Agreement terminates before the end of any month, the fee for the period from that date to the end of the month or from the beginning of the month to the date of termination, as the case may be, will be prorated according to the proportion which that period bears to the full month in which the effectiveness or termination occurs.	Fees. For the services performed and the facilities furnished and expenses assumed by the Adviser, the Fund shall pay the Adviser a fee, computed [daily or weekly] at an annual rate set forth in the Fund’s New Management Agreement,[22] except that if the Fund invests all or substantially all of its assets in another registered investment company for which the Adviser or an affiliate of the Adviser serves as investment adviser, the annual fee referenced above shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. If the New Management Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. In consideration of the Adviser’s undertaking to render the services described in the Current Management Agreement, the Corporation agrees that the Adviser will not be liable under the Agreement for any error of judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Agreement, provided that nothing in the Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Corporation or its shareholders to which	Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. The Adviser (and any affiliates of the Adviser performing services for the Corporation or the Fund contemplated by the New Management Agreement and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates) assumes no responsibility under the New Management Agreement other than to render the services described in the agreement, in good faith, and will not be liable for any error of judgment or mistake of law, or for

[21]	The contractual fee for each Fund is listed on Appendix E.
[22]	Each Fund’s management fee under the New Management Agreement will be identical to the fee under the Current Management Agreement.

Current Management Agreement	New Management Agreement

the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement or by reason of its reckless disregard of its obligations and duties thereunder.

The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses, including reasonable counsel fees and expenses and any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement or by reason of its reckless disregard of its obligations and duties thereunder. The Adviser will be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties.

The New Management Agreement is silent with respect to the Fund’s indemnification of or advancement of expenses to the Adviser.

Activities of Adviser. Except to the extent necessary to perform the Adviser’s obligations under the Current Management Agreement, nothing in the Agreement will be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.	Activities of Adviser. The Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. The Current Management Agreement is silent with respect to the Adviser’s methods of allocating of investment opportunities.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser, in accordance with applicable laws and regulations and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

Duration, Termination and Amendments of this Agreement. The Current Management Agreement will continue in effect until two years from the date of the Agreement and thereafter for successive annual periods, provided that the continuance is specifically approved at least annually (a) by the vote of a majority of the Fund’s outstanding voting securities or by the Corporation’s Board and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Corporation’s directors who are not parties to the Agreement or interested persons of any party to the Agreement.

The Current Management Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund’s outstanding voting securities or by a

Duration, Termination and Amendments of this Agreement. The New Management Agreement will continue in effect for two years from when it takes effect. Thereafter, if not terminated, the New Management Agreement will continue in effect, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any part to this Agreement.

The New Management Agreement may be terminated at any time, without the payment of any penalty, by the Board Members or by the vote of a majority of the outstanding

Current Management Agreement	New Management Agreement
vote of a majority of the Corporation’s entire Board on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Corporation. The Agreement will terminate automatically in the event of its assignment.

voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Adviser, or by the Adviser on not less than 90 days’ written notice to the Fund. The New Management Agreement may also be terminated upon the mutual written consent of the Adviser and the Fund. The New Management Agreement automatically terminates in the event of its assignment by the Adviser and is not assignable by the Fund without the consent of the Adviser.

No material amendment of the New Management Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. The Current Management Agreement is silent with respect to the treatment of potential claims by the Adviser against the Fund.	Claims Against the Fund. The Adviser agrees that it will look only to the assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the Corporation.

Governing Law. The Current Management Agreement is governed by the laws of the State of New York.	Governing Law. The New Management Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of New York.

The Salomon Brothers Fund Inc

Current Management Agreement	New Management Agreement
Investment Management Services. Subject to the Board of the Fund, the Adviser will manage the investment operations of the Fund, and will provide management and other services specified in the Current Management Agreement and especially will make purchases and sales of portfolio securities on behalf of the Fund in accordance with the best judgment of the Adviser and within the investment objective and restrictions set forth in the Fund’s governing documents, By-Laws and Registration Statement, the 1940 Act, the provisions of the Code with respect to regulated investment companies, and when requested by the Fund’s Board, will supply the reasons and considerations that prompted the Adviser’s decisions.

Investment Management Services. Subject to the supervision of the Fund’s Board, the Adviser is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Adviser will determine what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Adviser. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided under the New Management Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

The Adviser is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

Brokerage Transactions. The Current Management Agreement is silent with respect to the Adviser’s ability to select brokers to execute portfolio transactions for the Fund.	Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that

Current Management Agreement	New Management Agreement
such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. The Board of the Fund may include officers or directors of the Adviser, Salomon Brothers Inc, Salomon Inc or any of their affiliates, and its officers may be, in whole or in part, officers or directors of the Adviser, Salomon Brothers Inc, Salomon Inc or any of their affiliates. The Adviser, Salomon Brothers Inc, Salomon Inc or any of their affiliates may, nevertheless, deal freely with the Fund as bankers or otherwise, and no contract or transaction will be invalidated or in any way affected by those facts, even though the vote of the director or directors or the action of the officer or officers who are officers or directors of the Adviser, Salomon Brothers Inc, Salomon Inc or any of their affiliates will have been necessary to obligate the Fund in the contract or transaction; and neither the Adviser nor Salomon Brothers Inc nor Salomon Inc nor any of their affiliates nor any officer or director thereof will be liable to the Fund or to any shareholder or creditor thereof or to any other person by reason of the contract or transaction or for any loss resulting therefrom or for any profit derived therefrom, provided that such contract or transaction will, at the time at which is was entered into, have been a reasonable one to have been entered into and will have been on terms that at that time were fair. Nothing contained in this provision, however, will validate, authorize or apply to any act prohibited by the 1940 Act or will protect any director or officer of the Fund or any officer or director of the Adviser, Salomon Brothers Inc, Salomon Inc or any of their affiliates against any liability to the Fund or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or under the Current Management Agreement.	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s Prospectus and Statement of Additional Information relative to the Adviser and its directors and officers.

Use of Sub-Advisers or Sub-Administrators. The Current Management Agreement does not specifically allow the Adviser to delegate responsibilities to a sub-adviser or sub-administrator.	Use of Sub-Advisers or Sub-Administrators. Subject to the Board’s approval, the Adviser or the Fund may engage one or more investment sub-advisers or sub-administrators, so long as (i) the Adviser supervises the activities of each sub-adviser or sub-administrator, (ii) the contracts entered into by the Adviser with any such sub-adviser or sub-administrator impose on them all of the conditions to which the Adviser is subject under the New Management Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Current Management Agreement	New Management Agreement

Fund Administrative Services. The Adviser will at its expense provide the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund.

During the continuance of the Current Management Agreement, the Adviser will provide persons satisfactory to the Board of the Fund to serve as officers and employees of the Fund. These may be a chairman of the board, chairman of the executive committee, president, one or more vice-presidents, a secretary, a treasurer and such additional officers and employees as may reasonably be necessary for the conduct of the Fund’s business, and the Adviser agrees to pay the compensation of all such persons.

Fund Administrative Services. Subject to the discretion and control of the Fund’s Board, the Adviser is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Adviser is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Adviser is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Adviser does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of the Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.

Expenses. The Adviser will at its expense provide the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. Other than as specifically indicated in the Current Management Agreement, the Adviser will not be responsible for any expenses of the Fund. Specifically the Adviser will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be involved, for the Fund’s legal and auditing expenses; fees and expenses of its Board, executive or special committees; taxes and governmental fees and any membership dues; fees of custodian, transfer agent and registrar, if any; expense of preparing share certificates and other expenses of issue, sale, underwriting, distribution or repurchase of the Fund’s shares; expense of registering or qualifying securities for sale; expense of preparing and distributing reports, notices and dividends to shareholders; cost of shareholders’ and other meetings; or fees in connection with the listing of its shares on any stock exchange. Should the Adviser determine that services which would ordinarily be rendered by the employees of the Fund at its office can be better rendered by some other agency, the Adviser will bear the costs of employing that agency.	Expenses. The Adviser, at its own expense, is responsible for supplying the Board and officers of the Fund with all information and reports reasonably required by them and reasonably available to the Adviser. The Adviser, at its own expense, is also required to furnish the Fund with office facilities, including space, furniture and equipment and officers and employees satisfactory to the Fund’s Board. Except for the expenses described above, the Adviser will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents; registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s

Current Management Agreement	New Management Agreement

shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board Members and officers.

No member of the Board, officer or employee of the Fund is to receive from the Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide. This restriction does not apply to Board Members, executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

Fees. In consideration of the services provided under the Current Management Agreement, the Fund will pay the Adviser quarterly, promptly after the last day of each March, June, September and December, a fee consisting of a base fee plus a performance adjustment.

The base fee will be calculated using the daily net assets averaged over the most recent calendar quarter at the rates specified in the Current Management Agreement.[23] For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index of Composite Stocks over the one year period ending on the last day of each calendar quarter, the base fee will be adjusted upward or downward by the product of (i)  1/4 of .01% multiplied by (ii) the Fund’s average daily net assets for the one year period ending on the last day of the calendar quarter. If the amount by which the Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will

Fees. For the services performed and the facilities furnished and expenses assumed by the Adviser, the Fund shall pay the Adviser a fee, computed [daily or weekly] at an annual rate set forth in the Fund’s New Management Agreement,[24] except that if the Fund invests all or substantially all of its assets in another registered investment company for which the Adviser or an affiliate of the Adviser serves as investment adviser, the annual fee referenced above shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. If the New Management Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

[23]	The contractual fee for the Fund is listed on Appendix E.
[24]	The Fund’s management fee under the New Management Agreement will be identical to the fee under the Current Management Agreement.

Current Management Agreement	New Management Agreement

be no performance adjustment unless the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point over the same period. The maximum quarterly adjustment is  1/4 of .1%, which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

If the fee payable to the Adviser pursuant to the Current Management Agreement begins to accrue on a date prior to the end of any quarter or if the Agreement terminates before the end of any quarter, compensation for the period from such date to the end of such quarter or from the end of the last quarter ending prior to such termination to the date of termination will be prorated and will be payable promptly at the end of such quarter or after the date of termination, as the case may be.

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. Except as described above under “Transactions with Affiliates,” the Current Management Agreement is silent with respect to the limitation of the Adviser’s liability as well as to the Fund’s indemnification of or advancement of expenses to the Adviser.

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. The Adviser (and any affiliates of the Adviser performing services for the Fund contemplated by the New Management Agreement and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates) assumes no responsibility under the New Management Agreement other than to render the services described in the agreement, in good faith, and will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties.

The New Management Agreement is silent with respect to the Fund’s indemnification of or advancement of expenses to the Adviser.

Activities of Adviser. The Current Management Agreement is silent with respect to the Adviser’s ability to engage in other business or to render services.	Activities of Adviser. The Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. The Current Management Agreement is silent with respect to the Adviser’s methods of allocating of investment opportunities.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser, in accordance with applicable laws and regulations and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

Current Management Agreement	New Management Agreement
Duration, Termination and Amendments of this Agreement. The Current Management Agreement, unless	Duration, Termination and Amendments of this Agreement. The New Management Agreement will sooner terminated as provided in the Agreement, will remain in effect for twelve months from the date of the Agreement and thereafter will continue automatically for a period of one year so long as such continuance is specifically approved annually by the Board of the Fund or by vote of a majority of the outstanding voting securities of the Fund and, in either case, by the vote of a majority of directors who are not parties to the Current Management Agreement or interested persons of any party to the Agreement cast in person at a meeting called for the purpose of voting on such approval; provided, however, that the Agreement may be terminated at any time, without the payment of any penalty, by the Board of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice to the Adviser or by the Adviser on sixty days’ written notice to the Fund.

The Current Management Agreement will terminate automatically in the event of its assignment.

continue in effect for two years from when it takes effect. Thereafter, if not terminated, the New Management Agreement will continue in effect, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any part to this Agreement.

The New Management Agreement may be terminated at any time, without the payment of any penalty, by the Board Members or by the vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Adviser, or by the Adviser on not less than 90 days’ written notice to the Fund. The New Management Agreement may also be terminated upon the mutual written consent of the Adviser and the Fund. The New Management Agreement automatically terminates in the event of its assignment by the Adviser and is not assignable by the Fund without the consent of the Adviser.

No material amendment of the New Management Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. The Current Management Agreement is silent with respect to the treatment of potential claims by the Adviser against the Fund.	Claims Against the Fund. The Adviser agrees that it will look only to the assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the Fund.

Governing Law. The Current Management Agreement is silent with respect to governing law.	Governing Law. The New Management Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of New York.

Salomon Brothers Capital and Income Fund Inc.

Salomon Brothers Emerging Markets Debt Fund Inc.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Salomon Brothers Emerging Markets Income Fund Inc.

Salomon Brothers Emerging Markets Income Fund II Inc.

Salomon Brothers Global High Income Fund Inc.

Salomon Brothers Global Partners Income Fund Inc.

Salomon Brothers High Income Fund Inc

Salomon Brothers High Income Fund II Inc

Salomon Brothers Inflation Management Fund Inc.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc

Salomon Brothers Variable Rate Strategic Fund Inc.

Salomon Brothers Worldwide Income Fund Inc.

Current Management Agreement	New Management Agreement
Investment Management Services. The Fund employs the Adviser to: make investment strategy decisions for the Fund, and supervise the Fund’s investment program, including advising and consulting with the Fund’s Board regarding the Fund’s overall investment strategy; manage the investing and reinvesting of the Fund’s assets in the manner and in accordance with the investment objective and limitations specified in the Fund’s governing documents, in the Registration Statement and in such manner and to such extent as may from time to time be authorized by the Board of the Fund; place purchase and sale orders on behalf of the Fund; provide continuous supervision of the Fund’s investment portfolio; provide or procure the provision of research and statistical data in relation to investing and other matters within the scope of the investment objective and limitations of the Fund, including access on a continuous basis to economic, financial and political information, research and assistance; and advise the Fund with respect to all matters relating to the Fund’s use of leveraging techniques, including the extent and timing of the Fund’s use of such techniques. The Adviser will have the sole ultimate discretion over investment decisions for the Fund.[25,26]

Investment Management Services. Subject to the supervision of the Fund’s Board, the Adviser is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Adviser will determine what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Adviser. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided under the New Management Agreement may

[25]	In addition to the provisions described here, the Current Management Agreements for Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc. and Salomon Brothers Global Partners Income Fund Inc. provide that the Adviser will also provide information with respect to emerging trends and developments in the international community with particular emphasis on opportunities for emerging market country entities, and provide information with respect to international political, financial and social developments, particularly those relating to emerging market countries.
[26]	In lieu of this provision:

(a) the Current Management Agreement for Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Inflation Management Fund Inc. and Salomon Brothers Variable Rate Strategic Fund Inc. provide as follows:

The Fund employs the Adviser to make investment strategy decisions for the Fund, manage the investing and reinvesting of the Fund’s assets in the manner and in accordance with the investment objective and limitations specified in the Fund’s governing documents and the currently effective Prospectus, including the documents incorporated by reference therein, relating to the Fund included in the Fund’s Registration Statement, place purchase orders on behalf of the Fund, provide continuous supervision of the Fund’s investment portfolio and provide or procure the provision of research and statistical data in relation to investing and other matters within the scope of the investment objectives and limitations of the Fund. The Adviser will have the sole ultimate discretion over investment decisions for the Fund;

(b) the Current Management Agreement for Salomon Brothers High Income Fund II Inc contains the provisions described immediately above and also provides that the Fund employs the Adviser to act as the Fund’s administrator;

and:

Current Management Agreement	New Management Agreement
As manager of the Fund’s assets, the Adviser will make investments for the Fund’s accounts in accordance with the investment objective and limitations set forth in the governing documents, the Registration Statement, the 1940 Act, the provisions of the Code relating to regulated investment companies, and policy decisions adopted by the Fund’s Board from time to time. The Adviser will advise the Fund’s officers and Board, at such times as the Fund’s Board may specify, of investments made for the Fund’s account and will, when requested by the Fund’s officers or Board, supply the reasons for making such investments.

entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

The Adviser is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

Brokerage Transactions. The Adviser is authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Fund, which broker may be an affiliate of the Adviser.[27]

The Adviser is authorized, for the purchase and sale of the Fund’s portfolio securities, to employ such dealers and brokers as may, in the judgment of the Adviser, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser. It is understood that the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information or research.[28]

Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange act of 1934, as amended) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions.

(c) the Current Management Agreements for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc. provide as follows:

The Fund employs the Adviser to make investment strategy decisions for the Fund, manage the investing and reinvesting of the Fund’s assets in the manner and in accordance with the investment objectives and limitations specified in the Fund’s governing documents, in the Registration Statement and in the manner and to the extent as may from time to time be authorized by the Board of the Fund, place purchase and sale orders on behalf of the Fund, provide continuous supervision of the Fund’s investment portfolio and provide or procure the provision of research and statistical data in relation to investing and other matters within the scope of the investment objectives and limitations of the Fund.

[27]	In lieu of this provision, the Current Management Agreements for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc. provide that the Adviser is authorized, to the extent permitted by applicable law, to select brokers affiliated with the Adviser for the execution of trades for the Fund.
[28]	In lieu of this provision, the Current Management Agreements for Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Inflation Management Fund Inc. and Salomon Brothers Variable Rate Strategic Fund Inc. provide that the Adviser is authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Fund, which broker may be an affiliate of the Adviser, provided that the affiliated broker’s charge for the transaction is reasonable and fair compared to the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities.

Current Management Agreement	New Management Agreement
Transactions with Affiliates. The Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase or sell securities in which the Adviser or any of its affiliates underwrites, deals in or makes a market and may perform or seek to perform investment banking services for issuers of those securities. The Adviser is further authorized to select brokers affiliated with the Adviser for the execution of trades for the Fund as described above under “Brokerage Transactions.”	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s Prospectus and Statement of Additional Information relative to the Adviser and its directors and officers.

Use of Sub-Advisers or Sub-Administrators. At the Adviser’s own expense and subject to its supervision, the Adviser may delegate the performance of all or a part of its services under the Current Management Agreement to others.[29]	Use of Sub-Advisers or Sub-Administrators. Subject to the Board’s approval, the Adviser or the Fund may engage one or more investment sub-advisers or sub-administrators, so long as (i) the Adviser supervises the activities of each sub-adviser or sub-administrator, (ii) the contracts entered into by the Adviser with any such sub-adviser or sub-administrator impose on them all of the conditions to which the Adviser is subject under the New Management Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Fund Administrative Services. The Adviser will, at its expense, provide the Fund and itself with office space, office facilities and personnel reasonably necessary for performance of the following services to be provided by the Adviser pursuant to the Current Management Agreement: (A) Securities and Exchange Commission compliance, including record keeping, reporting requirements and preparation of registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (C) administrative and clerical services, including accounting services, development of new	Fund Administrative Services. Subject to the discretion and control of the Fund’s Board, the Adviser is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements,

[29]	The Current Management Agreements for Salomon Brothers High Income Fund Inc, Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc. are silent with respect to the Adviser’s ability to delegate responsibilities to a sub-adviser or sub-administrator.

Current Management Agreement	New Management Agreement
shareholder services and maintenance of books and records; and (D) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders, and provide the Fund with persons satisfactory to the Fund’s Board to serve as officers and employees of the Fund.[30,31,32]	proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

[30]	The Adviser does not provide these administrative services to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc or Salomon Brothers Worldwide Income Fund Inc.; all administrative services for these Funds are provided under separate administration agreements.
[31]	In lieu of this provision:

(a) the Current Management Agreements for Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Inflation Management Fund Inc. and Salomon Brothers Variable Rate Strategic Fund Inc. provide as follows:

The Fund employs the Adviser to provide the following services for the Fund: (A) compliance with the rules and regulations of the Securities and Exchange Commission, including record keeping, reporting requirements and preparation of registration statements and to the extent such records, reports and documents are not maintained or furnished by the Fund’s transfer agent, custodian, administrator or other agents employed by the Fund; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (C) administrative and clerical services, including accounting services, development of new shareholder services and maintenance of books and records to the extent such services are not otherwise provided by the Fund’s transfer agent, custodian, administrator or other agents employed by the Fund; and (D) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders;

(b) the Current Management Agreement for Salomon Brothers High Income Fund Inc contains the provision described immediately above, except that sub-section (A) is as follows:

(A) compliance with the rules and regulations of the Securities and Exchange Commission, including record keeping, reporting requirements and preparation of registration statements and proxies;

and

(c) the Current Management Agreement for Salomon Brothers High Income Fund II Inc provides as follows:

The Fund employs the Adviser to act as the Fund’s administrator including, but not limited to, performing certain fund accounting, financial administration, treasury, legal and regulatory, compliance and state regulation or blue sky registration services. The Fund employs the Adviser to provide the following services for the Fund: (A) compliance with the rules and regulations of the Securities and Exchange Commission, including record keeping, reporting requirements, preparation of Board materials, registration statements, proxies, reports to shareholders of the Fund, tax returns and other reports to and filings with the Securities and Exchange Commission and state blue sky authorities, to the extent those records, reports and documents are not maintained or furnished by the Fund’s transfer agent, custodian or other agents employed by the Fund; (B) supervision of all aspects of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (C) administrative and clerical services, including development of new shareholder services to the extent those services are not otherwise provided by the Fund’s transfer agent, custodian or other agents employed by the Fund; (D) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders; and (E) supply the Fund with statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares of the Fund and internal auditing and legal services, internal executive and administrative services and stationery and office supplies.

[32]	In addition to this provision:

(a) the Current Management Agreements for Salomon Brothers High Income Fund Inc and Salomon Brothers High Income Fund II Inc provide as follows:

The Adviser will, at its expense, provide the Fund with office facilities and personnel reasonably necessary for performance of the services to be provided by the Adviser pursuant to the Current Management Agreement, and provide the Fund with persons satisfactory to the Fund’s Board to serve as officers and employees of the Fund;

and

Current Management Agreement	New Management Agreement

The Adviser is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Adviser is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Adviser does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of the Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.

Expenses. The Adviser will, at its own expense, provide the Fund and itself with office space, office facilities and personnel reasonably necessary for performance of the services described above under “Fund Administration Services” and provide the Fund with persons satisfactory to the Fund’s Board of Directors to serve as officers and employees of the Fund.[33]	Expenses. The Adviser, at its own expense, is responsible for supplying the Board and officers of the Fund with all information and reports reasonably required by them and reasonably available to the Adviser. The Adviser, at its own expense, is also required to furnish the Fund with office facilities, including space, furniture and equipment and officers and employees satisfactory to the Fund’s

(b) the Current Management Agreements for Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Inflation Management Fund Inc. and Salomon Brothers Variable Rate Strategic Fund Inc. provide as follows:

The Adviser will, at its own expense, provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Adviser pursuant to the Current Management Agreement, provide the Fund with persons satisfactory to the Fund’s Board to serve as officers and employees of the Fund and provide the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: (A) review purchases and sale of portfolio instruments and review the Fund’s portfolio to assess compliance with the Fund’s stated investment objective and limitations and compliance with the 1940 Act and other applicable laws and regulations; (B) record keeping, reporting and maintaining registration statements and proxy statements to the extent such records, reports and documents are not maintained or furnished by the Fund’s transfer agent, custodian, administrative and accounting services agent, or other agents employed by the Fund; (C) supervision of Fund operations, including coordination of functions of transfer agent, custodian, administrative and accounting services agent, accountants, counsel and other parties performing services or operational functions for the Fund; and (D) certain administrative and clerical services not otherwise provided by the Fund’s transfer agent, custodian, administrative and accounting services agent, or other agents employed by the Fund.

[33]	In lieu of this provision:

(a) the Current Management Agreements for Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Inflation Management Fund Inc. and Salomon Brothers Variable Rate Strategic Fund Inc. provide that the Adviser will, at its expense, provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Adviser pursuant to the Current Management Agreement; provide the Fund with persons satisfactory to the Fund’s Board to serve as officers and employees of the Fund; and provide the office space, facilities, equipment and personnel necessary to perform the administrative services described above for those Funds under “Fund Administration Services”;

and

(b) the Current Management Agreements for Salomon Brothers High Income Fund Inc, Salomon Brothers High Income Fund II Inc, Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc. provide that the Fund will, at its expense, provide the Fund with personnel reasonably necessary for performance of the services to be provided by the Adviser pursuant to the Current Management Agreement, and provide the Fund with persons satisfactory to the Fund’s Board to serve as officers and employees of the Fund.

Current Management Agreement	New Management Agreement
Except as provided above, the Fund will be responsible for all of the Fund’s expenses and liabilities, including: organizational and offering expenses (which expenses include out-of-pocket expenses, but not overhead or employee costs of the Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund’s shares on any stock exchange; expenses of leverage; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators,[34] registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board or any committee thereof; salaries of shareholder relations personnel; costs of shareholders’ meetings; the fees of any rating agencies retained to rate any preferred stock or debt securities issued by the Fund; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.[35]	Board. Except for the expenses described above, the Adviser will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents; registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board Members and officers.

[34]	The Current Management Agreement for Salomon Brothers High Income Fund II Inc does not include a reference to administrators and sub-administrators in this provision.
[35]	In lieu of this provision:

(a) the Current Management Agreements for Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Inflation Management Fund Inc. and Salomon Brothers Variable Rate Strategic Fund Inc. provide as follows:

Except as provided above, the Fund will be responsible for all of the Fund’s expenses and liabilities, including: organizational expenses; taxes; interest; fees (including fees paid to its directors who are not affiliated with the Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian, transfer agent, administrative and accounting services agent and any other agent employed by the Fund; insurance premiums; auditing and legal expenses; costs of shareholders’ reports and shareholders’ meetings; charges and expenses of any entity used for pricing the Fund’s portfolio securities and calculating the net asset value of the Fund’s shares; any extraordinary expenses; brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities; and payments to the Fund’s distributor for activities intended to result in the sale of Fund shares;

and

(b) the Current Management Agreements for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc. provide as follows:

Except as provided above, the Fund will be responsible for all of the Fund’s expenses and liabilities, including: fees of the directors not affiliated with the Adviser and expenses in connection with meetings of the Board, fees of the Adviser and the Fund’s administrator, interest charges; taxes; organizational expenses; charges and expenses of

Current Management Agreement	New Management Agreement
No member of the Board, officer or employee of the Fund is to receive from the Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide. This restriction does not apply to Board Members, executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

Fees. In consideration of the services to be rendered by the Adviser under the Current Management Agreement, the Fund will pay the Adviser a monthly fee in United States dollars on the first business day of each month for the previous month at an annual rate set forth in the Fund’s Current Management Agreement[36] based on the value of the Fund’s average weekly net assets.[37] If the fee payable to the Adviser begins to accrue before the end of any month or if the Current Management Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, will be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund’s net assets will be computed at the time and in the manner specified in the Registration Statement.	Fees. For the services performed and the facilities furnished and expenses assumed by the Adviser, the Fund shall pay the Adviser a fee, computed [daily or weekly] at an annual rate set forth in the Fund’s New Management Agreement,[38] except that if the Fund invests all or substantially all of its assets in another registered investment company for which the Adviser or an affiliate of the Adviser serves as investment adviser, the annual fee referenced above shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. If the New Management Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

the Fund’s legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Fund; expenses of repurchasing shares; expenses of printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; custodial fees and expenses for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Fund’s shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of shareholders’ meetings; freight and other charges in connection with the shipment of the Fund’s portfolio securities; salaries of shareholder relations personnel; Securities and Exchange Commission and state regulation fees; New York Stock Exchange listing fees; fees payable to the National Association of Securities Dealers, Inc. in connection with this offering and litigation and other extraordinary and non-recurring expenses.

[36]	The contractual fee for each Fund is listed on Appendix E.
[37]	(a) The fees under the Current Management Agreements for Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Inflation Management Fund Inc. and Salomon Brothers Variable Rate Strategic Fund Inc. and are based on the value of the Fund’s average daily net assets plus (i) the proceeds of any outstanding borrowings used for leverage and (ii) any proceeds from the issuance of preferred stock, minus the sum of (x) accrued liabilities of the Fund, (y) any accrued and unpaid interest on outstanding borrowings and (z) accumulated dividends on preferred stock, all during the preceding month.

(b) For purposes of calculating the Adviser’s fee, the Current Management Agreement for Salomon Brothers High Income Fund II Inc defines “average weekly net assets” as the average weekly value of the total assets of the Fund, including any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock.

[38]	Each Fund’s management fee under the New Management Agreement will be identical to the fee under the Current Management Agreement.

Current Management Agreement	New Management Agreement

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. The Adviser will not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Current Management Agreement relates, provided that nothing in the Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. The Adviser will be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. The Adviser (and any affiliates of the Adviser performing services for the Fund contemplated by the New Management Agreement and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates) assumes no responsibility under the New Management Agreement other than to render the services described in the agreement, in good faith, and will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties.

The New Management Agreement is silent with respect to the Fund’s indemnification of or advancement of expenses to the Adviser.

Activities of Adviser. Except to the extent necessary to perform the Adviser’s obligations under the Current Management Agreement, nothing in the Agreement will be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.[39]	Activities of Adviser. The Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. The Current Management Agreement is silent with respect to the Adviser’s methods of allocating of investment opportunities.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser, in accordance with applicable laws and regulations and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

[39]	In lieu of this provision, the Current Management Agreement for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc. provide that nothing in the Current Management Agreement will be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time or attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing in these Agreements will be construed as constituting the Adviser as an agent of the Fund.

Current Management Agreement	New Management Agreement

Duration, Termination and Amendments of this Agreement. The Current Management Agreement will continue in effect until two years from the date of the Agreement and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund’s outstanding voting securities or by the Fund’s Board and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund’s directors who are not parties to the Agreement or interested persons of any party to the Agreement.

The Current Management Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund’s outstanding voting securities or by a vote of a majority of the Fund’s entire Board on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund. The Agreement will terminate automatically in the event of its assignment.

Duration, Termination and Amendments of this Agreement. The New Management Agreement will continue in effect for two years from when it takes effect. Thereafter, if not terminated, the New Management Agreement will continue in effect, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any part to this Agreement.

The New Management Agreement may be terminated at any time, without the payment of any penalty, by the Board Members or by the vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Adviser, or by the Adviser on not less than 90 days’ written notice to the Fund. The New Management Agreement may also be terminated upon the mutual written consent of the Adviser and the Fund. The New Management Agreement automatically terminates in the event of its assignment by the Adviser and is not assignable by the Fund without the consent of the Adviser.

No material amendment of the New Management Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. The Current Management Agreement is silent with respect to the treatment of potential claims by the Adviser against the Fund.	Claims Against the Fund. The Adviser agrees that it will look only to the assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the Fund.

Governing Law. The Current Management Agreement is governed by the laws of the State of New York.	Governing Law. The New Management Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of New York.

Appendix D

FORM OF NEW

MANAGEMENT AGREEMENT

This MANAGEMENT AGREEMENT (“Agreement”) is made this      day of                     , 2005, by and between [NAME OF CORPORATION], a Maryland corporation (the “Corporation”) and Salomon Brothers Asset Management Inc, a Delaware corporation (the “Manager”).

WHEREAS, the Corporation is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Manager is engaged primarily in rendering investment advisory, management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Corporation wishes to retain the Manager to provide investment advisory, management, and administrative services to the Corporation [with respect to the series of the Corporation designated in Schedule A annexed hereto] (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Corporation hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Corporation’s Board of Directors (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Corporation’s Articles of Incorporation and By-Laws (collectively, the “Governing Documents”), the Investment Company Act of 1940, as amended, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff (the “1940 Act”) and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Corporation to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

(b) Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

(c) The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

(4) Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment sub-advisers or sub-administrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment sub-advisers or sub-administrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such sub-adviser or sub-administrator and further provided that such contracts impose on any investment sub-adviser or sub-administrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5. (a) The Manager, at its expense, shall supply the Board and officers of the Corporation with all information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and officers and employees satisfactory to the Board. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b) The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under Section 3 above. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes;

governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

6. No member of the Board, officer or employee of the Corporation or Fund shall receive from the Corporation or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Manager” shall include any affiliates of the Manager performing services for the Corporation or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Corporation or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

11. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved by the Corporation’s Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

12. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager on not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Corporation. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Corporation without the consent of the Manager.

13. The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Corporation.

14. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

15. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

ATTEST:	[NAME OF CORPORATION]

By:	By:

ATTEST:	SALOMON BROTHERS ASSET MANAGEMENT INC

By:	By:

Appendix E

Management and Subadvisory Agreements

Dates, Approvals and Fees

Management Agreements

Fund	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors[1]	Current Management Fee[2]		New Management Fee
Salomon Brothers Capital Fund Inc	11/28/97	1/14/98	7/28-29/05	Management:
				First $100 million	1.000%	First $100 million	1.000%
				Next $100 million	0.750%	Next $100 million	0.750%
				Next $200 million	0.625%	Next $200 million	0.625%
				Over $400 million	0.500%	Over $400 million	0.500%
Salomon Brothers Investors Value Fund Inc	11/28/97	1/14/98	7/28-29/05	Management:[5]
				First $350 million	0.650%	First $350 million	0.650%
				Next $150 million	0.550%	Next $150 million	0.550%
				Next $250 million	0.525%	Next $250 million	0.525%
				Next $250 million	0.500%	Next $250 million	0.500%
				Over $1.00 billion	0.450%	Over $1.00 billion	0.450%
Salomon Brothers Series Funds Inc
Salomon Brothers All Cap Value Fund	10/15/01 as amended through 7/30/04	9/07/01[3]	7/25-26/05	Management:
				First $1.50 billion	0.750%	First $1.50 billion	0.750%
				Next $0.50 billion	0.700%	Next $0.50 billion	0.700%
				Next $0.50 billion	0.650%	Next $0.50 billion	0.650%
				Next $1.00 billion	0.600%	Next $1.00 billion	0.600%
				Over $3.50 billion	0.500%	Over $3.50 billion	0.500%
Salomon Brothers Balanced Fund	11/28/97	1/14/98	7/25-26/05	Advisory: 0.550%		0.600%
				Administrative: 0.050%
Salomon Brothers Cash Management Fund	11/28/97	1/14/98	7/25-26/05	Advisory: 0.200%		0.250%
				Administrative: 0.050%
Salomon Brothers High Yield Bond Fund	11/28/97 amended as of 6/1/05	1/14/98	7/25-26/05	Management:
				First $1.00 billion	0.800%	First $1.00 billion	0.800%
				Next $1.00 billion	0.775%	Next $1.00 billion	0.775%
				Next $3.00 billion	0.750%	Next $3.00 billion	0.750%
				Over $5.00 billion	0.700%	Over $5.00 billion	0.700%
Salomon Brothers Institutional Money Market Fund	11/28/97	1/14/98	7/25-26/05	Advisory: 0.200%		0.250%
				Administrative: 0.050%
Salomon Brothers Large Cap Growth Fund	9/1/99 amended as of 7/30/04	8/12/99[3]	7/25-26/05	Management:
				First $1.00 billion	0.750%	First $1.00 billion	0.750%
				Next $1.00 billion	0.725%	Next $1.00 billion	0.725%
				Next $3.00 billion	0.700%	Next $3.00 billion	0.700%
				Next $5.00 billion	0.675%	Next $5.00 billion	0.675%
				Over $10.00 billion	0.650%	Over $10.00 billion	0.650%
Salomon Brothers New York Municipal Money Market Fund	11/28/97	1/14/98	7/25-26/05	Advisory: 0.200%		0.250%
				Administrative: 0.050%

Fund	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors[1]	Current Management Fee[3]		New Management Fee
Salomon Brothers Short/ Intermediate U.S. Government Fund	11/28/97	1/14/98	7/25-26/05	Management:
				First $1.00 billion	0.550%	First $1.00 billion	0.550%
				Next $1.00 billion	0.525%	Next $1.00 billion	0.525%
				Next $3.00 billion	0.500%	Next $3.00 billion	0.500%
				Next $5.00 billion	0.475%	Next $5.00 billion	0.475%
				Over $10.00 billion	0.450%	Over $10.00 billion	0.450%
Salomon Brothers Small Cap Growth Fund	1/2/98	7/1/98[4]	7/25-26/05	Advisory: 0.700%		0.750%
				Administrative: 0.050%
Salomon Brothers Strategic Bond Fund	11/28/97	1/14/98	7/25-26/05	Management:
				First $1.00 billion	0.650%	First $1.00 billion	0.650%
				Next $1.00 billion	0.625%	Next $1.00 billion	0.625%
				Next $3.00 billion	0.600%	Next $3.00 billion	0.600%
				Next $5.00 billion	0.575%	Next $5.00 billion	0.575%
				Over $10.00 billion	0.550%	Over $10.00 billion	0.550%
Salomon Brothers Variable Series Fund Inc
Salomon Brothers Variable All Cap Fund	1/2/98 as amended through 7/30/04	2/13/98[3]	7/25-26/05	Management:
				First $1.50 billion	0.750%	First $1.50 billion	0.750%
				Next $0.50 billion	0.700%	Next $0.50 billion	0.700%
				Next $0.50 billion	0.650%	Next $0.50 billion	0.650%
				Next $1.00 billion	0.600%	Next $1.00 billion	0.600%
				Over $3.50 billion	0.500%	Over $3.50 billion	0.500%
Salomon Brothers Variable High Yield Bond Fund	1/2/98	2/13/98[3]	7/25-26/05	Management:
				First $1.00 billion	0.800%	First $1.00 billion	0.800%
				Next $1.00 billion	0.775%	Next $1.00 billion	0.775%
				Next $3.00 billion	0.750%	Next $3.00 billion	0.750%
				Over $5.00 billion	0.700%	Over $5.00 billion	0.700%
Salomon Brothers Variable Investors Fund	1/2/98 as amended through 7/30/04	2/13/98[3]	7/25-26/05	Management:
				First $350 million	0.650%	First $350 million	0.650%
				Next $150 million	0.550%	Next $150 million	0.550%
				Next $250 million	0.525%	Next $250 million	0.525%
				Next $250 million	0.500%	Next $250 million	0.500%
				Over $1.00 billion	0.450%	Over $1.00 billion	0.450%
Salomon Brothers Variable Large Cap Growth Fund	1/30/02 as amended through 7/30/04	8/12/99[3]	7/25-26/05	Management:
				First $1.00 billion	0.750%	First $1.00 billion	0.750%
				Next $1.00 billion	0.725%	Next $1.00 billion	0.725%
				Next $3.00 billion	0.700%	Next $3.00 billion	0.700%
				Next $5.00 billion	0.675%	Next $5.00 billion	0.675%
				Over $10.00 billion	0.650%	Over $10.00 billion	0.650%
Salomon Brothers Variable Small Cap Growth Fund	11/8/99	8/12/99[3]	7/25-26/05	Management: 0.750%		0.750%
Salomon Brothers Variable Strategic Bond Fund	1/2/98	2/13/98[3]	7/25-26/05	Management:
				First $1.00 billion	0.650%	First $1.00 billion	0.650%
				Next $1.00 billion	0.625%	Next $1.00 billion	0.625%
				Next $3.00 billion	0.600%	Next $3.00 billion	0.600%
				Next $5.00 billion	0.575%	Next $5.00 billion	0.575%
				Over $10.00 billion	0.550%	Over $10.00 billion	0.550%

Fund	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors[1]	Current Management Fee[3]		New Management Fee
Salomon Brothers Variable Total Return Fund	1/2/98 as amended through 7/30/04	2/13/98[3]	7/25-26/05	Management:
				First $1.00 billion	0.750%	First $1.00 billion	0.750%
				Next $1.00 billion	0.725%	Next $1.00 billion	0.725%
				Next $3.00 billion	0.700%	Next $3.00 billion	0.700%
				Next $5.00 billion	0.675%	Next $5.00 billion	0.675%
				Over $10.00 billion	0.650%	Over $10.00 billion	0.650%
Salomon Brothers Institutional Series Funds Inc
Salomon Brothers Institutional Emerging Markets Debt Fund	11/28/97	1/14/98	7/25-26/05	Advisory: 0.700%		0.750%
				Administrative: 0.050%
Salomon Brothers Institutional High Yield Bond Fund	11/28/97	1/14/98	7/25-26/05	Advisory: 0.500%		0.550%
				Administrative: 0.050%
The Salomon Brothers Fund Inc	11/28/97	1/15/98	7/27-28/05	Management:[5]
				First $350 million	0.650%	First $350 million	0.650%
				Next $150 million	0.550%	Next $150 million	0.550%
				Next $250 million	0.525%	Next $250 million	0.525%
				Next $250 million	0.500%	Next $250 million	0.500%
				Over $1.00 billion	0.450%	Over $1.00 billion	0.450%
Salomon Brothers Capital and Income Fund Inc.	1/30/04	2/10/04[3]	7/25-26/05	Management: 0.850%[7]		0.850%
Salomon Brothers Emerging Markets Debt Fund Inc.	11/7/03	11/24/03[3]	7/25-26/05	Management: 0.850%[7]		0.850%
Salomon Brothers Emerging Markets Income Fund Inc.	12/16/02	2/24/00	7/25-26/05	Management: 1.050%[6]		1.050%
Salomon Brothers Emerging Markets Income Fund II Inc.	12/16/02	2/24/00	7/25-26/05	Management: 1.050%[6]		1.050%
Salomon Brothers Emerging Markets Floating Rate Fund Inc.	12/16/02	2/24/00	7/25-26/05	Management: 1.050%[6]		1.050%
Salomon Brothers Global High Income Fund Inc.	7/25/03	7/28/03[3]	7/25-26/05	Management: 0.850%[7]		0.850%
Salomon Brothers Global Partners Income Fund Inc.	12/16/02	2/24/00	7/25-26/05	Management: 1.050%[6]		1.050%
Salomon Brothers High Income Fund Inc	11/28/97	1/15/98	7/25-26/05	Management: 0.700%[6]		0.700%
Salomon Brothers High Income Fund II Inc	5/22/98	5/20/98[3]	7/25-26/05	Management: 0.800%[8]		0.800%
Salomon Brothers Inflation Management Fund Inc.	5/14/04	5/14/04[3]	7/25-26/05	Management: 0.600%[7]		0.600%
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc	11/28/97	1/15/98	7/25-26/05	Advisory: 0.600%[6]		First $250 million	0.750%
				Administrative:		Over $250 million	0.725%
				First $250 million	0.150%
				Over $250 million	0.125%
Salomon Brothers Variable Rate Strategic Fund Inc.	10/22/04	10/22/04[3]	7/25-26/05	Management: 0.750%[7]		0.750%
Salomon Brothers Worldwide Income Fund Inc.	11/28/97	1/15/98	7/25-26/05	Advisory: 0.900%[6]		First $250 million	1.050%
				Administrative:		Over $250 million	1.025%
				First $250 million	0.150%
				Over $250 million	0.125%

Subadvisory Agreements

Fund	Date of Current Subadvisory Consulting Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors[1]	Current Subadvisory Fee (as a percentage of average daily net assets)	New Subadvisory Fee (as a percentage of average daily net assets)
Salomon Brothers Series Funds Inc: Strategic Bond Fund	Novation Agreement 1/24/03 Subadvisory Consulting 11/28/97	1/14/98	7/25-26/05	The Subadvisory Consulting Fee shall be 0.75% multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund	The Subadvisory Consulting Fee shall be 0.75% multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund
Salomon Brothers Variable Series Fund Inc: Variable Strategic Bond Fund
	Novation Agreement 1/24/03 Subadvisory Consulting 1/2/98	2/13/98[3]	7/25-26/05	The Subadvisory Consulting Fee shall be 0.75% multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund	The Subadvisory Consulting Fee shall be 0.75% multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund
Salomon Brothers Global High Income Fund Inc.	7/25/03	7/28/03[3]	7/25-26/05	The Subadvisory Consulting Fee shall be 0.85% multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund	The Subadvisory Consulting Fee shall be 0.85% multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund
Salomon Brothers Variable Rate Strategic Fund Inc.	10/22/04	10/22/04[3]	7/25-26/05	The Subadvisory Consulting Fee shall be 0.75% multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund	The Subadvisory Consulting Fee shall be 0.75% multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund

[1]	At meetings on July 25-28, 2005, action was taken by the Boards of the Funds concerning the continuation of certain of contracts for advisory services with Salomon Brothers Asset Management Inc (“SBAM”) and the continuation of subadvisory consulting, administration and distribution agreements and services and distribution plans with respect to certain Funds until August 31, 2006. At these meetings, the Management Contracts for Salomon Brothers Investors Value Fund (“Investors Fund”), Salomon Brothers All Cap Value Fund, a series of Salomon Brothers Series Funds Inc (“Series Fund”), and Salomon Brothers Variable All Cap Fund and Salomon Brothers Variable Small Cap Growth Fund, each a series of Salomon Brothers Variable Series Funds Inc (“Variable Fund”) were amended to incorporate the services previously provided under separate administration agreements. The separate administration agreements for these Funds were terminated. These amendments were effective as of the meetings. Also at these meetings, the Management Contracts for Salomon Brothers Large Cap Growth Fund, Salomon Brothers Short/Intermediate U.S. Government Fund and Salomon Brothers Strategic Bond Fund, each a series of Series Fund, and Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Large Cap Growth Fund, Salomon Brothers Variable Strategic Bond Fund and Salomon Brothers Variable Total Return Fund, each a series of Variable Fund, as well as the Investment Management Agreement for Salomon Brothers High Income Fund II Inc (“HIX”), were amended to (i) reflect the annual fees for advisory and administration services at the rates set forth above under “Current Management Fee” and (ii) incorporate the services previously provided under separate administration agreements. The separate administration agreements for these Funds were terminated. The amendments are effective as of October 1, 2005, except with respect to HIX the amendments took effect as of August 1, 2005.
[2]	As of October 1, 2005. Reflects fees for administrative services payable by the Fund to the Adviser under a separate agreement. As discussed in the Joint Proxy Statement, under the New Management Agreement, SBAM will provide both investment management and administrative services to the Fund.
[3]	These contracts were last approved by the Fund’s sole shareholder in connection with the commencement of the Fund’s operations.
[4]	The inception date for Salomon Brothers Small Cap Growth Fund, a series of Series Fund. This contract was last approved by the Fund’s sole shareholder in connection with the commencement of the Fund’s operations.
[5]

The base fee for Investors Fund and The Salomon Brothers Fund Inc (“SBF”) may be increased or decreased based on the performance of the applicable Fund relative to the investment record of the Standard and Poor’s Composite Index of 500 Stocks (the “S&P 500 Index”). At the end of each calendar quarter, for each percentage point by which the investment performance of the applicable Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the base fee will be adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the applicable Fund for the one year period preceding the end of the calendar quarter. If the amount by which Investors Fund or SBF outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the applicable Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the applicable Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment was paid on September 30, 1995 for Investors Fund and on June 30, 1995 for SBF for the one-year periods ended on such dates after which any performance adjustment has been calculated quarterly based on a rolling one-year period.

[6]	For its advisory services, SBAM is currently entitled to receive from each Fund a fee payable monthly based on each Fund’s average weekly net assets.
[7]	For its advisory services, SBAM is currently entitled to receive from each Fund a fee payable monthly based on each Fund’s average daily net assets. For Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Inflation Management Fund Inc. and Salomon Brothers Variable Rate Strategic Fund Inc., the net assets on which the fee is payable includes the amount of any borrowings and assets attributable to preferred shares.
[8]	For its advisory services, SBAM is currently entitled to receive from each Fund a fee payable monthly based on each Fund’s average weekly net assets. For HIX, the average weekly net assets on which the fee is payable includes the amount of any borrowings and assets attributable to preferred stock.

Appendix F

Board Approval of New Management Agreement and New Subadvisory Agreement

Fund	Date of Approval
Salomon Brothers Capital Fund Inc	August 8, 2005
Salomon Brothers Investors Value Fund Inc	August 8, 2005
Salomon Brothers Series Funds Inc
Salomon Brothers All Cap Value Fund	August 12, 2005
Salomon Brothers Balanced Fund	August 12, 2005
Salomon Brothers Cash Management Fund	August 12, 2005
Salomon Brothers High Yield Bond Fund	August 12, 2005
Salomon Brothers Institutional Money Market Fund	August 12, 2005
Salomon Brothers Large Cap Growth Fund	August 12, 2005
Salomon Brothers New York Municipal Money Market Fund	August 12, 2005
Salomon Brothers Short/ Intermediate U.S. Government Fund	August 12, 2005
Salomon Brothers Small Cap Growth Fund	August 12, 2005
Salomon Brothers Strategic Bond Fund	August 12, 2005
Salomon Brothers Variable Series Fund Inc
Salomon Brothers Variable All Cap Fund	August 12, 2005
Salomon Brothers Variable High Yield Bond Fund	August 12, 2005
Salomon Brothers Variable Investors Fund	August 12, 2005
Salomon Brothers Variable Large Cap Growth Fund	August 12, 2005
Salomon Brothers Variable Small Cap Growth Fund	August 12, 2005
Salomon Brothers Variable Strategic Bond Fund	August 12, 2005
Salomon Brothers Variable Total Return Fund	August 12, 2005
Salomon Brothers Institutional Series Funds Inc
Salomon Brothers Institutional Emerging Markets Debt Fund	August 12, 2005
Salomon Brothers Institutional High Yield Bond Fund	August 12, 2005
The Salomon Brothers Fund Inc	August 8, 2005
Salomon Brothers Capital and Income Fund Inc.	August 12, 2005
Salomon Brothers Emerging Markets Debt Fund Inc.	August 12, 2005
Salomon Brothers Emerging Markets Income Fund Inc.	August 12, 2005
Salomon Brothers Emerging Markets Income Fund II Inc.	August 12, 2005
Salomon Brothers Emerging Markets Floating Rate Fund Inc.	August 12, 2005
Salomon Brothers Global High Income Fund Inc.	August 12, 2005
Salomon Brothers Global Partners Income Fund Inc.	August 12, 2005
Salomon Brothers High Income Fund Inc	August 12, 2005
Salomon Brothers High Income Fund II Inc	August 12, 2005
Salomon Brothers Inflation Management Fund Inc.	August 12, 2005
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc	August 12, 2005
Salomon Brothers Variable Rate Strategic Fund Inc.	August 12, 2005
Salomon Brothers Worldwide Income Fund Inc.	August 12, 2005

F-1

Appendix G

Fees Paid to Adviser, Subadviser and Affiliates

The following table indicates amounts paid by each Fund to the Adviser or an affiliate of the Adviser during the Fund’s last fiscal year.

Adviser

Fund	Management Fee (after waivers and reimbursements, if any) ($)	Administration Fees ($)	Distribution Fees ($)	Aggregate Brokerage Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers	Fiscal Year Ended
Salomon Brothers Capital Fund Inc	8,952,896	—	9,950,833	258,781	3.54	December 31, 2004
Salomon Brothers Investors Value Fund Inc	9,383,345	—	1,876,967	177,871	7.01	December 31, 2004
Salomon Brothers Series Funds Inc
Salomon Brothers All Cap Value Fund	—	3,486[1]	7,120	100	0.57	December 31, 2004
Salomon Brothers Balanced Fund	502,706	61,953	765,610	1,395	4.10	December 31, 2004
Salomon Brothers Cash Management Fund	—	—	—	—	—	December 31, 2004
Salomon Brothers High Yield Bond Fund	14,604,203	973,613	7,523,418	—	—	December 31, 2004
Salomon Brothers Institutional Money Market Fund	—	16,628	—	—	—	December 31, 2004
Salomon Brothers Large Cap Growth Fund	—	3,862[2]	60,485	—	—	December 31, 2004
Salomon Brothers New York Municipal Money Market Fund	148,156	42,455	—	—	—	December 31, 2004
Salomon Brothers Short/ Intermediate U.S. Government Fund	268,946	60,424	680,132	—	—	December 31, 2004
Salomon Brothers Small Cap Growth Fund	2,624,602	187,748	1,571,942	900	0.04	December 31, 2004
Salomon Brothers Strategic Bond Fund	1,447,694	96,513	1,355,053	—	—	December 31, 2004
Salomon Brothers Variable Series Funds Inc
Salomon Brothers Variable All Cap Fund	2,570,048	91,001[1]	32,792	10,065	2.35	December 31, 2004
Salomon Brothers Variable High Yield Bond Fund	269,730	22,609	5,012	—	—	December 31, 2004
Salomon Brothers Variable Investors Fund	2,234,173	92,755[1]	803	32,341	6.79	December 31, 2004
Salomon Brothers Variable Large Cap Growth Fund	14,673	5,416	—	—	—	December 31, 2004
Salomon Brothers Variable Small Cap Growth Fund	389,537	14,168[1]	—	705	0.20	December 31, 2004
Salomon Brothers Variable Strategic Bond Fund	736,683	49,112	—	—	—	December 31, 2004
Salomon Brothers Variable Total Return Fund	712,548	27,147[1]	11,007	1,625	13.20	December 31, 2004
Salomon Brothers Institutional Series Funds Inc
Salomon Brothers Institutional Emerging Markets Debt Fund	261,328	31,555	—	—	—	February 28, 2005
Salomon Brothers Institutional High Yield Bond Fund	418,067	63,891	—	—	—	February 28, 2005
The Salomon Brothers Fund Inc	7,537,325	—	n/a	2,140	0.09	December 31, 2004
Salomon Brothers Capital and Income Fund Inc.[3]	4,095,738	—	n/a	—	—	October 31, 2004
Salomon Brothers Emerging Markets Debt Fund Inc.[4]	5,359,146	—	n/a	—	—	October 31, 2004
Salomon Brothers Emerging Markets Income Fund Inc.	689,219	—	n/a	—	—	August 31, 2004
Salomon Brothers Emerging Markets Income Fund II Inc.	3,484,368	—	n/a	—	—	May 31, 2004
Salomon Brothers Emerging Markets Floating Rate Fund Inc.	603,725	—	n/a	—	—	February 28, 2005
Salomon Brothers Global High Income Fund Inc.[5]	4,772,770	—	n/a	—	—	May 31, 2004
Salomon Brothers Global Partners Income Fund Inc.	1,911,635	—	n/a	—	—	August 31, 2004
Salomon Brothers High Income Fund Inc	370,022	—	n/a	—	—	December 31, 2004
Salomon Brothers High Income Fund II Inc	12,463,760	1,246,376	n/a	—	—	April 30, 2005
Salomon Brothers Inflation Management Fund Inc.[6]	486,915	—	n/a	—	—	October 31, 2004
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc	2,200,455	520,928	n/a	—	—	July 31, 2004
Salomon Brothers Variable Rate Strategic Fund Inc.[7]	487,293	—	n/a	—	—	September 30, 2005
Salomon Brothers Worldwide Income Fund Inc.	1,751,927	291,988	n/a	—	—	October 31, 2004

G-1

The following table indicates amounts paid by each Fund to its Subadviser during the Fund’s last fiscal year.

Subadviser

Fund	Management Fee (after waivers and reimbursements, if any) ($)	Administration Fees ($)	Distribution Fees ($)	Aggregate Brokerage Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commission Paid to Affiliated Brokers	Fiscal Year Ended
Salomon Brothers Strategic Bond Fund	1,447,694	96,513	1,355,053	—	—	December 31, 2004
Salomon Brothers Variable Strategic Bond Fund	736,683	49,112	n/a	—	—	December 31, 2004
Salomon Brothers Global High Income Fund Inc.	4,772,770	—	n/a	—	—	May 31, 2004
Salomon Brothers Variable Rate Strategic Fund Inc.[7]	487,293	—	n/a	—	—	September 30, 2005

[1]	Effective August 1, 2004, Salomon Brothers All Cap Value Fund, a series of Salomon Brother Series Funds Inc (“Series Fund”), and Salomon Brothers Variable All Cap Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Small Cap Growth Fund and Salomon Brothers Variable Total Return Fund, series of Salomon Brothers Variable Series Funds Inc, no longer pay an administration fee. Prior to August 1, 2004, each of these Funds paid an administrative fee at an annual rate of 0.05% of its average daily net assets.
[2]	As of August 1, 2004, Salomon Brothers Large Cap Growth Fund, a series of Series Fund, has a fee schedule that reduces the administration fee to the following breakpoint schedule: 0.05% on average daily net assets up to and including $5 billion; 0.025% on average daily net assets over $5 billion and up to and including $10 billion; and 0% on average daily net assets in excess of $10 billion. Prior to August 1, 2004, the Fund paid an administrative fee at an annual rate of 0.05% of its average daily net assets.
[3]	For the period February 24, 2004 (inception date) through October 31, 2004.
[4]	For the period December 1, 2003 (inception date) through October 31, 2004.
[5]	For the period July 28, 2003 (inception date) through May 31, 2004.
[6]	For the period May 25, 2004 (inception date) through October 31, 2004.
[7]	Based on the semi-annual report covering the period October 26, 2004 (inception date) through March 31, 2005.

G-2

Appendix H

Fees Paid to Legg Mason and Affiliates

The following table indicates amounts paid by each Fund (in the aggregate and as a percentage of aggregate brokerage fees) during the Fund’s last fiscal year to Legg Mason or brokers affiliated with Legg Mason.

Fund	Aggregate Commissions Paid to Legg Mason or Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Legg Mason or Affiliated Brokers (%)
Salomon Brothers Capital Fund Inc	108,285	1.48%
Salomon Brothers Investors Value Fund Inc	38,219	1.51%
Salomon Brothers Series Funds Inc:
Salomon Brothers All Cap Value Fund	408	2.33%
Salomon Brothers Balanced Fund	—	—
Salomon Brothers Cash Management Fund	—	—
Salomon Brothers High Yield Bond Fund	—	—
Salomon Brothers Institutional Money Market Fund	—	—
Salomon Brothers Large Cap Growth Fund	25	0.29%
Salomon Brothers New York Municipal Money Market Fund	—	—
Salomon Brothers Short/ Intermediate U.S. Government Fund	—	—
Salomon Brothers Small Cap Growth Fund	21,801	0.89%
Salomon Brothers Strategic Bond Fund	—	—
Salomon Brothers Variable Series Fund Inc:
Salomon Brothers Variable All Cap Fund	18,792	4.39%
Salomon Brothers Variable High Yield Bond Fund
Salomon Brothers Variable Investors Fund	7,092	1.49%
Salomon Brothers Variable Large Cap Growth Fund	85	1.01%
Salomon Brothers Variable Small Cap Growth Fund	2,625	0.75%
Salomon Brothers Variable Strategic Bond Fund	—	—
Salomon Brothers Variable Total Return Fund	—	—
Salomon Brothers Institutional Series Funds Inc:
Salomon Brothers Institutional Emerging Markets Debt Fund	—	—
Salomon Brothers Institutional High Yield Bond Fund	—	—
The Salomon Brothers Fund Inc	48,633	2.15%
Salomon Brothers Capital and Income Fund Inc.	12,695	1.59%
Salomon Brothers Emerging Markets Debt Fund Inc.	—	—
Salomon Brothers Emerging Markets Income Fund Inc.	—	—
Salomon Brothers Emerging Markets Income Fund II Inc.	—	—
Salomon Brothers Emerging Markets Floating Rate Fund Inc.	—	—
Salomon Brothers Global High Income Fund Inc.	—	—
Salomon Brothers Global Partners Income Fund Inc.	—	—
Salomon Brothers High Income Fund Inc	—	—
Salomon Brothers High Income Fund II Inc	—	—
Salomon Brothers Inflation Management Fund Inc.	—	—
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc	—	—
Salomon Brothers Variable Rate Strategic Fund Inc.	—	—
Salomon Brothers Worldwide Income Fund Inc.	—	—

H-1

Appendix I

Directors and Principal Officers of Adviser and Subadviser

Directors and Principal Officers of Salomon Brothers Asset Management Inc

Name	Position with Salomon Brothers Asset Management Inc
Peter J. Wilby	Director

Michael F. Rosenbaum	General Counsel—Citigroup Asset Management

Jeffrey S. Scott	Chief Compliance Officer

Evan L. Merberg	Director

Michael Even	Director

George Shively	Secretary

Scott Friedenrich	Treasurer

Terrence Murphy	Chief Financial Officer

Directors and Principal Officers of Citigroup Asset Management Limited

Name	Position with Citigroup Asset Management Limited
Linda M. Davies	Chief Legal Officer, European Management Committee Member for the Investment Adviser

Richard P. McNamara	Director

Michael P. McElroy	Director, Chief Equity Investment Officer and European Management Committee Member for the Investment Advisor

John M. Nestor	Business Head of Citigroup Asset Management Europe and Director—EMEA and European Management Committee Member for the Investment Adviser

Ursula Schliessler	Director, Sales & Marketing Business Director—EMEA and European Management Committee Member for the Investment Adviser

Paula D. Marsh	Chief Compliance Officer, European Management Committee Member for the Investment Adviser

Margaret Adams	Chief Operations Officer, European Management Committee Member for the Investment Adviser

Stuart G. Berry	Chief Technology Officer, European Management Committee Member for the Investment Adviser

Annette Sheridan	Chief Human Resources Officer, European Management Committee Member for the Investment Adviser

Glenn Galloway	Chief Financial Officer, European Management Committee Member for the Investment Adviser

Winifred E. Robbins	Chief London Fixed Income Officer, European Management Committee Member for the Investment Adviser

Paul A. Ehrhardt	Business Manager—Investments, European Management Committee Member for the Investment Adviser

Evan L. Merberg	Global Head of Institutional and International Retail, European Management Committee Member for the Investment Adviser

I-1

Appendix J

Other Funds Advised by Adviser and Subadviser

Other Funds Advised by Salomon Brothers Asset Management Inc (“SBAM”)

The following table lists certain information regarding funds for which the Adviser provides investment advisory services, other than the Funds that are addressed by this Joint Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

Fund	Net Assets ($)	Management Fee (as a percentage of average daily net assets)	Management Fee (after waivers and reimbursements, if any) ($)
Salomon Brothers Opportunity Fund	130,724,873	0.750%	1,079,060
Salomon Brothers California Tax Free Bond Fund	11,407,932	0.500%	0
Salomon Brothers Mid Cap Fund	22,703,727	0.750%	62,901
Salomon Brothers Municipal Partners Fund Inc.(1)	88,261,710	0.550%	704,546
Salomon Brothers Municipal Partners Fund II Inc.(1)	87,037,353	0.550%	740,152
Salomon Brothers National Tax Free Bond Fund	41,985,928	0.500%	0
Salomon Brothers New York Tax Free Bond Fund	104,645,739	0.500%	370,665

Other Funds Advised by Citigroup Asset Management Limited

The following table lists certain information regarding funds for which the Subadviser provides investment advisory services, other than the Funds that are addressed by this Joint Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

Fund	Net Assets ($)		Subadvisory Fee (as a percentage of average daily net assets)		Subadvisory Fee (after waivers and reimbursements, if any) ($)
Greenwich Street Series—Diversified Strategic Income Portfolio	100,304,330		0.150%		145,731
Smith Barney Diversified Strategic Income Fund	1,170,451,740		0.200%		1,261,773
Smith Barney Financial Services Fund	61,821,779		0.500%		327,650
Smith Barney Health Sciences Fund	66,102,839		0.500%		367,691
Smith Barney Technology Fund	81,073,717		0.650%		605,664
Smith Barney International Fund	111,329,886		0.000%		935,157
Smith Barney International Large Cap Fund	63,440,708		0.000%		289,906
Smith Barney Emerging Markets Equity Fund(2)	25,151,781	(4)	0.650%		—
Smith Barney Core Plus Bond Fund Inc.(3)	430,554,231		First $500 million	0.450%	—
			Over $500 million	0.415%
Smith Barney Real Return Strategy Fund(2)	16,435,473	(4)	0.450%		—

(1)	For its advisory services, SBAM is currently entitled to receive a fee payable monthly based on each Fund’s average weekly net assets. The net assets on which the fee is payable includes assets attributable to preferred shares.
(2)	The Fund has recently commenced operations, and information for the Fund’s first fiscal year is not yet available.
(3)	The Fund has recently engaged a subadviser, and information for the Fund’s first fiscal year with such an engagement is not yet available.
(4)	Net assets are presented as of the end of the first six months of the Fund’s current fiscal year.

J-1

Appendix K

FORM OF

SUBADVISORY CONSULTING AGREEMENT

Agreement dated as of             , by and between [SALOMON BROTHERS ASSET MANAGEMENT INC], a Delaware corporation (“[SBAM]”) and [CITIGROUP ASSET MANAGEMENT LIMITED], a company incorporated under the laws of England (“[CAM Limited]”).

WHEREAS, pursuant to the Investment Management Agreement dated as of              between SBAM and [Fund (the “Fund”)] (the “Management Agreement”), SBAM is the Investment Manager to the Fund, a [closed-end][open-end]1 management investment company [comprised of separate portfolios of investment companies]1;

WHEREAS, SBAM desires to retain CAM Limited to assist SBAM in furnishing certain investment services to the Fund;

NOW, THEREFORE, in consideration of the mutual agreements herein made, SBAM and CAM Limited agree as follows:

1. SBAM hereby employs CAM Limited to serve as Sub-Adviser Consultant to SBAM with respect to such portion of the assets of the Fund as SBAM shall allocate (the “Designated Portion”), it being contemplated that all of such assets are to be invested in foreign currencies and the non-dollar denominated debt securities of non-U.S. issuers. CAM Limited will have full power to direct the investment and reinvestment of the assets of the Designated Portion of the Fund in accordance with the requirements of the Management Contract. CAM Limited hereby accepts such employment and agrees, for the compensation herein provided, to assume all obligations herein set forth. CAM Limited represents, warrants and covenants that it is authorized and regulated by Financial Services Authority (the “FSA”) and has classified the Fund as an Intermediate Customer as defined by the FSA Rules.

2. SBAM will pay CAM Limited, as full compensation for all services provided under this Subadvisory Consulting Agreement, a fee (such portion herein referred to as the “Subadvisory Consulting Fee”) in an amount equal to the rate set forth on Annex I multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund. The Subadvisory Consulting Fee shall be accrued for each calendar day in the period commencing as of the date first above written and ending on the date on which this Subadvisory Consulting Agreement terminates and the sum of the daily fee accruals shall be paid to CAM Limited by SBAM at such times and for such periods as CAM Limited and SBAM shall agree.

3. This Agreement shall become effective as of the date first above written and shall remain in force for two years from the date hereof, and for such successive annual periods thereafter but only so long as each such continuance is specifically approved at least annually by (1) a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) or by the Fund’s Board of Directors and (2) a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such parties (other than as Directors of the Fund), by vote cast in person at a meeting duly called for the purpose of voting on such approval.

4. This Agreement may be terminated at any time without the payment of any penalty: (1) by a vote of a majority of the entire Board of Directors of the Fund on sixty (60) days’ written notice to CAM Limited and SBAM; (2) by vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act); or (3) by CAM Limited or SBAM on 60 days’ written notice to the Fund.

This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act and the rules thereunder.

5. Nothing contained herein shall limit the obligations of SBAM under the Management Agreement.

6. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced in accordance with the laws of the State of New York.

7. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[1]	As applicable.

IN WITNESS WHEREOF, the parties hereto have caused this Subadvisory Consulting Agreement to be executed by their officers thereunto duly authorized.

[SALOMON BROTHERS ASSET MANAGEMENT INC]

By:
Name:
Title:

[CITIGROUP ASSET MANAGEMENT LIMITED]

By:
Name:
Title:

ANNEX I

Fund Name	Fee Rate

Appendix L

NOMINATING COMMITTEE CHARTER

Organization

The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a “Fund” and together, the “Funds”) shall be composed solely of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and, with respect to those Funds listed on the New York Stock Exchange, who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: January 20, 2004 (for Board I with respect to all Funds overseen by Board I except Salomon Brothers Inflation Management Fund Inc., with respect to which the Charter was adopted on April 19, 2004, and Salomon Brothers Variable Rate Strategic Fund Inc., with respect to which the Charter the charter was adopted on September 13, 2004) and February 4, 2004 (for Board II)

Appendix A to Appendix L (for Board I)

Salomon Brothers Series Funds Inc (SFS)

Salomon Brothers Institutional Series Funds Inc (ISFS)

Salomon Brothers Variable Series Funds Inc (VSFS)

Salomon Brothers Capital and Income Fund Inc. (SCD)

Salomon Brothers Emerging Markets Debt Fund Inc. (ESD)

Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL)

Salomon Brothers Emerging Markets Income Fund Inc. (EMD)

Salomon Brothers Emerging Markets Income Fund II Inc. (EDF)

Salomon Brothers Global High Income Fund Inc. (EHI)

Salomon Brothers Global Partners Income Fund Inc. (GDF)

Salomon Brothers High Income Fund Inc. (HIF)

Salomon Brothers High Income Fund II Inc. (HIX)

Salomon Brothers Inflation Management Fund Inc. (IMF)

Salomon Brothers Variable Rate Strategic Fund Inc. (GFY)

Salomon Brothers Worldwide Income Fund Inc. (SBW)

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG)

Appendix A to Appendix L (for Board II)

Salomon Brothers Capital Fund Inc

Salomon Brothers Investors Value Fund Inc

The Salomon Brothers Fund Inc

Appendix M

Audit, Audit Related, Tax and Non-Audit Fees

		Audit Fees(1)		Audit Related Fees(2)		Tax Fees(3)		Non-Audit Fees(4)
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)
Salomon Brothers Capital Fund Inc	12/31/04	45,500	45,500	—	—	3,500	3,500	—	—
Salomon Brothers Investors Value Fund Inc	12/31/04	45,500	45,500	—	—	3,500	3,500	—	—
Salomon Brothers Series Funds Inc:
Salomon Brothers All Cap Value Fund	12/31/04	24,250	23,818	—	—	3,600	3,600	—	—
Salomon Brothers Balanced Fund	12/31/04	30,750	30,318	—	—	3,600	3,600	—	—
Salomon Brothers Cash Management Fund	12/31/04	25,250	24,818	—	—	2,500	2,500	—	—
Salomon Brothers High Yield Bond Fund	12/31/04	37,250	36,818	—	—	3,600	3,600	—	—
Salomon Brothers Institutional Money Market Fund	12/31/04	26,250	25,818	—	—	2,500	2,500	—	—
Salomon Brothers Large Cap Growth Fund	12/31/04	24,250	23,818	—	—	3,600	3,600	—	—
Salomon Brothers New York Municipal Money Market Fund	12/31/04	25,250	24,818	—	—	2,500	2,500	—	—
Salomon Brothers Short/Intermediate U.S. Government Fund	12/31/04	26,250	25,818	—	—	3,600	3,600	—	—
Salomon Brothers Small Cap Growth Fund	12/31/04	30,250	29,818	—	—	3,600	3,600	—	—
Salomon Brothers Strategic Bond Fund	12/31/04	36,250	35,818	—	—	3,600	3,600	—	—
Salomon Brothers Variable Series Fund Inc:
Salomon Brothers Variable All Cap Fund	12/31/04	26,500	25,500	—	—	3,600	3,600	—	—
Salomon Brothers Variable High Yield Bond Fund	12/31/04	24,500	23,500	—	—	3,600	3,600	—	—
Salomon Brothers Variable Investors Fund	12/31/04	27,000	25,500	—	—	3,600	3,600	—	—
Salomon Brothers Variable Large Cap Growth Fund	12/31/04	23,500	23,500	—	—	3,600	3,600	—	—
Salomon Brothers Variable Small Cap Growth Fund	12/31/04	24,500	23,500	—	—	3,600	3,600	—	—
Salomon Brothers Variable Strategic Bond Fund	12/31/04	27,000	26,000	—	—	3,600	3,600	—	—
Salomon Brothers Variable Total Return Fund	12/31/04	27,000	26,000	—	—	3,600	3,600	—	—
Salomon Brothers Institutional Series Funds Inc:
Salomon Brothers Institutional Emerging Markets Debt Fund	2/28/05	39,500	38,500	—	—	6,200	6,200	—	—
Salomon Brothers Institutional High Yield Bond Fund	2/28/05	39,500	38,500	—	—	3,600	3,600	—	—

M-1

Appendix N

5% Share Ownership

As of August 22, 2005 the following persons owned of record the amounts indicated of the shares of the class of the Funds indicated.

Fund	Class	Percent	Name	Address
Salomon Brothers Capital Fund Inc	A	26.6715%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	A	9.1929%	Smith Barney 401K Advisors Trust Smith Barney Corp. Trust Co. TTEE	Two Tower Center PO Box 1063 E. Brunswick, NJ 08816-1063

	A	8.9592%	Smith Barney Corp. Trust Co. TTEE Copeland Retirement Trust Account	Two Tower Center PO Box 1063 E. Brunswick, NJ 08816-1063

	A	7.8826%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	A	6.0063%	Charles Schwab & Co. Inc. Reinvest Account	101 Montgomery Street San Francisco, CA 94104

	B	47.2996%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	B	13.2305%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	C	63.2074%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	C	10.4557%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	O	68.5388%	State Street Bank & Trust Cust FBO Citistreet 401K Plan	105 Rosemont Avenue Westwood, MA 02090-2318

	Y	68.7312%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

Fund	Class	Percent	Name	Address
	Y	31.0736%	Cistercian Abbey of Spencer Inc.	167 North Spencer Road Spencer, MA 01562
Salomon Brothers Investors Value Fund Inc	A	10.6469%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	A	9.1145%	Smith Barney 401K Advisors Trust Smith Barney Corp. Trust Co. TTEE	Two Tower Center PO Box 1063 E. Brunswick, NJ 08816-1063

	A	7.9109%	Mercer Trust Company TTEE FBO IBEW Local 164	Attn: DC Plan Admin. Team One Investors Way MS C4D Norwood, MA 02062

	A	7.3181%	Smith Barney Corp. Trust Co. TTEE Copeland Retirement Trust Account	Two Tower Center PO Box 1063 E. Brunswick, NJ 08816-1063

	A	6.6601%	State Street Bank & Trust TTEE Citistreet Corp.	Attn: Tabatha Greene Core Market 1 Heritage Dr. Quincy, MA 02171-2105

	B	51.9888%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	B	9.2419%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	C	70.2600%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	O	30.2061%	State Street Bank & Trust Cust FBO Citistreet 401K Plan	105 Rosemont Avenue Westwood, MA 02090-2318

	Y	100.0000%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

Salomon Brothers Series Funds Inc:
Salomon Brothers All Cap Value Fund	A	11.6378%	First Clearing, LLC Morris Schupack & Vera Schupack TEN COM	1411 Meadow Rdg. Redding, CT 06896-3231

Fund	Class	Percent	Name	Address
	A	10.1301%	American Express Investment Services	PO Box 9446 Minneapolis, MN 55440

	A	9.9985%	First Clearing, LLC Grace M. Ryall	165 E. Cedar Street Apt. 4103 Livingston, NJ 07039-4155

	A	8.2279%	RBC Dain Rauscher Custodian Daniel P. Cronin Segregated Rollover IRA	24 Woodlawn Avenue New Rochelle, NY 10804

	A	7.3481%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	B	23.1688%	Pershing LLC	PO Box 2052 Jersey City, NJ 07030-9998

	B	19.6645%	Raymond James & Assoc Inc. FBO Crisp IRA	880 Carillon Pkwy St. Petersburg, FL 33716

	B	6.8823%	UBS Financial Services Inc. FBO Joanne Antoniou	3806 Coventry Lane Boca Raton, FL 33496-4058

	B	6.1613%	First Clearing, LLC Janet K. Marquardt	17262 Citron Irvine, CA 92612-2322

	B	5.6631%	First Clearing, LLC Dorothy E. Thompson	PO Box 840 Aransas Pass, TX 78335-0840

	C	34.0120%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	C	5.7292%	Raymond James & Assoc Inc. FBO Haberstick Step	880 Carillon Pkwy St. Petersburg, FL 33716

	C	5.5181%	RBC Dain Rauscher Helen Keller Personal Rep Unsupervised Estate of Helen Pearson	1325 Drieser Square Apt. M1 Terre Haute, IN 47802-0000

	C	5.0563%	First Clearing, LLC Charles Michael Cord IRA FCC as Custodian	2217 Avalon Court Kokomo, IN 46902-3101

	O	99.2575%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

Fund	Class	Percent	Name	Address
Salomon Brothers Balanced Fund	A	33.7038%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	A	18.8242%	Smith Barney 401K Advisors Trust Smith Barney Corp. Trust Co. TTEE	Two Tower Center PO Box 1063 E. Brunswick, NJ 08816-1063

	B	62.1826%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	B	5.9867%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	C	60.1431%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	O	34.6851%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	O	22.5414%	Davenport & Company LLC	W. Proctor Harvey & Irma B. Harvey 8630 Overlook Road Mc Lean, VA 22102-1524

	O	8.6899%	BSSDT IRA R/P Cust FBO Dean Betzios	102 Dubois Avenue Sea Cliff, NY 11579

Salomon Brothers Cash Management Fund	A	10.1863%	Aswan Investments LP	84 W. Santa Clara Street 690 San Jose, CA 95113

	A	9.7637%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	A	8.1411%	Faroah Group LP	84 W. Santa Clara Street Ste 690 San Jose, CA 95113

	A	7.4504%	Northstar Advantage Funds FBO Class A Shareholders	300 1st Stamford Place Stamford, CT 06902

	B	52.9350%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

Fund	Class	Percent	Name	Address

	B	9.6995%	Northstar Advantage Funds FBO Class B Shareholders	300 1st Stamford Place Stamford, CT 06902

	C	19.0064%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	C	7.5774%	Vikram H. Kaji TTEE Mercer OB/GYN M/P/P Plan	1900 Yardley Road Yardley, PA 19067

	C	5.2707%	BSDT CUST IRA Mario L. Maiese	1735 Country Club Dr. Cherry Hill, NJ 08003-3447

	C	5.1790%	Joel L. Vittori TTEE AAA South Jersey Pension Plan	700 Laurel Oak Road Voorhees, NJ 08043

	O	41.30%	Turtle & Co.	Sweep Account Box 5489 Boston, MA 02206-5489

	O	5.1638%	BSDT Custodian For Arthur H. Elkind MP Ret PL FBO Arthur H. Elkind	150 Taymil Road New Rochelle, NY 10804

Salomon Brothers High Yield Bond Fund	A	73.3362%	John Hancock Life Insurance Co. USA	250 Bloor Street East 7th Floor Toronto, Ontario M4W 1E5 Canada

	A	5.7950%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	B	56.3118%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	B	6.0578%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	C	69.4956%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	C	6.4128%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	O	82.3064%	State Street Bank & Trust Cust FBO Citistreet 401K Plan	105 Rosemont Avenue Westwood, MA 02090-2318

Fund	Class	Percent	Name	Address

	O	16.8787%	State Street Bank & Trust TTEE FBO Travelers 401 Savings	105 Rosemont Ave Westwood, MA 02090

	Y	99.8100%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

Salomon Brothers Institutional Money Market Fund		68.9485%	Saturn & Co.	C/O Investors Bank & Trust Co PO Box 9130 FPG90 Attn: Mutual Funds Processing Boston, MA 02117-9130

		16.2559%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483
Salomon Brothers Large Cap Growth Fund	A	43.5863%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	A	7.7472%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	B	41.1889%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	B	5.2185%	RBC Dain Rauscher Custodian Nancy L. Clayton Individual Retirement Account	2380 E Dallas Drive Terre Haute, IN 47802

	C	39.7207%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	C	6.4014%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	O	98.2771%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483
Salomon Brothers New York Municipal Money Market Fund	A	31.3437%	Eugene Tesoriero & Orlando Tesoriero JTWROS	35 Convent Rd. Syosset, NY 11791

Fund	Class	Percent	Name	Address
	A	19.4106%	Edward P. Smith and Mary N. Smith JTWROS	36 Avon Road Bronxville, NY 10708

	A	10.8018%	Joseph Victor Lipschutz & Madeline Lipschutz JTWROS	32 Carling Drive New Hyde Park, NY 11040-3721

	A	7.0328%	Mark Finestone	PO Box 18034 Rochester, NY 14618

	A	5.0561%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	O	15.3138%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	O	14.087%	Irving & Benice Brilliant Co-Trustees Irving Brilliant Trust	PO Box 150513 Brooklyn, NY 11215

	O	6.1835%	Heidi D. Kallal	950 N. Michigan Avenue Apt. 2206 Chicago, IL 60611

	O	5.1385%	Irv Brilliant & Benice Brilliant Trustees Nicole Brilliant Trust	50 Richards Road Port Washington, NY 11050
Salomon Brothers Short/Intermediate U.S. Government Fund	A	57.5828%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	A	8.0925%	Dean Witter for the Benefit of New Jersey Education Association	PO Box 250 Church Street Station New York, NY 10008-0250

	A	5.5487%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	B	72.7289%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	B	5.6945%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	C	40.5890%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

Fund	Class	Percent	Name	Address
	C	30.2578%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	O	45.8250%	Paul C. Bellman MD	808 Broadway Apt. PH/D New York, NY 10003-4806

	O	11.3268%	Edgar Berman	PO Box 444 Reseda, CA 91335

	O	10.6464%	BSDT Custodian for the IRA Account of David M. Shapiro	10 Waterside Plaza 8F New York, NY 10010

Salomon Brothers Small Cap Growth Fund	A	48.1927%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	A	9.4787%	Smith Barney 401K Advisors Trust Smith Barney Corp. Trust Co. TTEE	Two Tower Center PO Box 1063 E. Brunswick, NJ 08816-1063

	A	6.6986%	Hartford Life Insurance Company Separate Account David Ten Broeck TTEE	PO Box 2999 Hartford, CT 06104

	A	5.8081%	Nationwide Trust Co. FSB	C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2092

	B	57.2181%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	B	5.6506%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	C	66.2328%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	C	8.8696%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	O	81.8395%	State Street Bank & Trust Co.	225 Franklin Street 10th Floor Boston, MA 02110

Fund	Class	Percent	Name	Address
	Y	100.0000%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483
Salomon Brothers Strategic Bond Fund	A	21.9975%	Smith Barney 401K Advisors Trust Smith Barney Corp. Trust Co. TTEE	Two Tower Center PO Box 1063 E. Brunswick, NJ 08816-1063

	A	20.2488%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	A	10.2080%	Bank of New York TTEE Oglethorpe Power Corporation U/A DTD 07/02/1990	100 Ashford Ctr N Ste 520 Atlanta, GA 30338-4865

	A	5.5231%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	B	56.4188%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	B	8.4259%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	C	59.6898%	Citigroup Global Markets Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	C	11.5587%	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

	O	28.5704%	Kathleen Pappas	36 Hilltop Road New Hartford, CT 06057

	O	16.9519%	James N. Brown Jr & Lila B. Brown Ten Com	224 Wagon Wheel Lane Columbus, NJ 08022

	O	16.9392%	Citigroup Global Markets, Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

	O	13.5158%	BSDT Custodian for the IRA Account of Stephen P. Shapiro	26 Dante Street Larchmont, NY 10538

	Y	100.0000%	Citigroup Global Markets, Inc.	Attn: Peter Booth 333 West 34th Street 7th Floor New York, NY 10001-2483

Fund	Class	Percent	Name	Address
Salomon Brothers Variable Series Fund Inc:
Salomon Brothers Variable All Cap Fund	I	41.9274%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 06183

	I	34.9822%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 0618

	II	89.6868%	GE Life & Annuity Assurance Co.	Attn: Variable Accounting 6610 W. Broad Street Richmond, VA 23230

	II	7.6431%	Lincoln Benefit Life	2940 S 84th Street Lincoln, NE 68506-4142
Salomon Brothers Variable High Yield Bond Fund	I	57.7504%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 06183

	I	31.1899%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 06183

	I	5.2088%	Nationwide Insurance Co. NWVA 8	C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029

	II	100.0000%	Lincoln Benefit Life	2940 S 84th Street Lincoln, NE 68506-4142
Salomon Brothers Variable Investors Fund	I	44.0275%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 06183

	I	30.5634%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 06183

	I	14.2856%	GE Life & Annuity Assurance Co.	Attn: Variable Accounting 6610 W Broad Street Richmond, VA 23230

	II	100.0000%	Lincoln Benefit Life	2940 S 84th Street Lincoln, NE 68506-4142
Salomon Brothers Variable Large Cap Growth Fund	I	62.1520%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 06183

Fund	Class	Percent	Name	Address
	I	37.1075%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 06183
Salomon Brothers Variable Small Cap Growth Fund	I	62.2269%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 06183

	I	37.7731%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 06183
Salomon Brothers Variable Strategic Bond Fund	I	43.4415%	GE Life & Annuity Assurance Co.	Attn: Variable Accounting 6610 W Broad Street Richmond, VA 23230

	I	35.6395%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 06183

	I	15.6544%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 06183
Salomon Brothers Variable Total Return Fund	I	53.0183%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 06183

	I	20.6955%	GE Life & Annuity Assurance Co.	Attn: Variable Accounting 6610 W Broad Street Richmond, VA 23230

	I	9.3967%	Ohio National Life Co.	Attn: Dennis Taney PO Box 237 Cincinnati, OH 45201-0237

	I	5.0415%	Nationwide Insurance Co.	C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029

	II	59.8900%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 06183

	II	36.5915%	The Travelers Insurance Co.	Attn: Shareholder Accounting 6 MS One Tower Square Hartford, CT 06183

Fund	Class	Percent	Name	Address
Salomon Brothers Institutional Series Funds Inc:

Salomon Brothers Institutional Emerging Markets Debt Fund		46.7733%	The Retirement Plan of Conoco Inc.	Attn: Cynthia Akagi 600 N Dairy Ashford Houston, TX 77079-1175

		15.3245%	University at Buffalo Foundation Inc.	PO Box 900 Buffalo, NY 14226

		13.2121%	Jupiter & Co.	C/O Investors Bank & Trust PO Box 9130 Boston, MA 02117

		9.2713%	McDermott	C/O Mellon Bank NA Attn: Nicole Smolin One Mellon Center 500 Grant Street Pittsburgh, PA 15230-3198

		7.1259%	Salomon Brothers Asset Mgmt. FBO John Anderson Foundation	399 Park Avenue 4th Floor New York, NY 10022-4614

		5.2644%	L-3 Communications Corp. Master Trust	600 Third Avenue New York, NY 10016

Salomon Brothers Institutional High Yield Bond Fund		39.0081%	MLPF&S For the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-0000

		22.9145%	The Retirement Plan of Conoco Inc.	Attn: Cynthia Akagi 600 N Dairy Ashford Houston, TX 77079-1175

		7.9560%	Salomon Brothers Asset Mgmt. FBO John Anderson Foundation	399 Park Avenue 4th Floor New York, NY 10022-4614

		7.5674%	McDermott	C/O Mellon Bank NA Attn: Nicole Smolin One Mellon Center 500 Grant Street Pittsburgh, PA 15230-3198

		6.2304%	Mac & Co Mutual Fund Operations	PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198

		5.3447%	State Street Corporation TTEE Southern California Edison	8631 Rush Street Rosemead, CA 91770-3738

As of August 22, 2005, to the knowledge of the management of the Closed-end Funds, no person owned of record, or owned beneficially, more than 5% of the Closed-end Funds’ outstanding shares of capital stock at that date (except as noted in the table below), except that Cede & Co., a nominee for participants in the Depository Trust Company, held of record the percentages of the outstanding common shares of the Closed-end Funds noted in the table below.

Fund	Class	Percent	Name	Address
The Salomon Brothers Fund Inc		80.8045%	Cede & Co.
		5.930%[1]	Elliott Associates, L.P.	712 Fifth Avenue 30th Floor New York, NY 10019
		5.600%[2]	Western Investment LLC	2855 East Cottonwood Parkway Suite 110 Salt Lake City, UT 84121

Salomon Brothers Capital and Income Fund Inc.		99.9372%	Cede & Co.

Salomon Brothers Emerging Markets Debt Fund Inc.		99.9719%	Cede & Co.

Salomon Brothers Emerging Markets Income Fund Inc.		96.2304%	Cede & Co.

Salomon Brothers Emerging Markets Income Fund II Inc.		94.6996%	Cede & Co.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.		94.3520%	Cede & Co.

Salomon Brothers Global High Income Fund Inc.		99.8843%	Cede & Co.

Salomon Brothers Global Partners Income Fund Inc.		92.6611%	Cede & Co.

Salomon Brothers High Income Fund Inc		91.6897%	Cede & Co.
		5.600%[3]	Curian Capital, LLC	8055 E. Tufts Avenue, 10th Floor Denver, CO 80237

Salomon Brothers High Income Fund II Inc		98.9481%	Cede & Co.

Salomon Brothers Inflation Management Fund Inc.		99.9276%	Cede & Co.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc		95.6372%	Cede & Co.

Salomon Brothers Variable Rate Strategic Fund Inc.		99.9306%	Cede & Co.

Salomon Brothers Worldwide Income Fund Inc.		94.7171%	Cede & Co.

[1]	Based upon information obtained from an amended Schedule 13D filed with the Securities and Exchange Commission on August 29, 2005; includes beneficial ownership of shares owned by Elliott International, L.P. and Elliott International Capital Advisors, Inc.
[2]	Based upon information obtained from a Schedule 13D filed with the Securities and Exchange Commission on July 12, 2005; includes beneficial ownership of shares owned by Arthur D. Lipson, Western Investment Hedged Partners LP, Western Investment Activism Partners LLC, Western Investment Total Return Master Fund Ltd., Benchmark Plus Institutional Partners, L.L.C., Benchmark Plus Partners, L.L.C., Benchmark Plus Management, L.L.C., Robert Ferguson, Paradigm Partners, N.W., Inc. Scott Franzblau and Michael Dunmire.
[3]	Based upon information obtained from a Form 13G filed with the Securities and Exchange Commission on February 10, 2005.

[white proxy card]

PROXY	SALOMON BROTHERS FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2005	PROXY

The undersigned, revoking any prior proxies, hereby appoints R. Jay Gerken, Andrew B. Shoup, Robert I. Frenkel and Thomas C. Mandia, and each of them with full power of substitution, as proxies to vote for the undersigned at the Special Meeting of Shareholders of each Fund listed below to be held at American Conference Centers, 780 Third Avenue, New York, New York 10017, at 4 p.m. (New York time) on October 21, 2005, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Joint Proxy Statement, which have been received by the undersigned.

This proxy is solicited by each Fund’s Board of Directors. Each Fund’s Board of Directors has recommended that shareholders vote for all of the proposals.

When properly executed, this proxy card will be voted in the manner directed herein by the undersigned. If no direction is given with respect to one or more proposals, this proxy card will be voted “FOR” Items 1 and 2 and “FOR” the nominees in Item 3, and will be voted in accordance with the proxies’ best judgment as to any other matters that may properly come before the Special Meeting or any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-290-1380

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date                                                                              SAL_15556

FUNDS	FUNDS
[Names of applicable Funds held by shareholder] 1	[Names of applicable Funds held by shareholder] 2
[Names of applicable Funds held by shareholder] 3	[Names of applicable Funds held by shareholder] 4
[Names of applicable Funds held by shareholder] 5	[Names of applicable Funds held by shareholder] 6
[Names of applicable Funds held by shareholder] 7	[Names of applicable Funds held by shareholder] 8
[Names of applicable Funds held by shareholder] 9	[Names of applicable Funds held by shareholder] 10
[Names of applicable Funds held by shareholder] 11	[Names of applicable Funds held by shareholder] 12
[Names of applicable Funds held by shareholder] 13	[Names of applicable Funds held by shareholder] 14
[Names of applicable Funds held by shareholder] 15	[Names of applicable Funds held by shareholder] 16
[Names of applicable Funds held by shareholder] 17	[Names of applicable Funds held by shareholder] 18
[Names of applicable Funds held by shareholder] 19	[Names of applicable Funds held by shareholder] 20

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:        ■

☐To vote FOR all Proposals for all Funds mark this box. No other vote is necessary.

1.	To approve a new Management Agreement.

	FOR	AGAINST	ABSTAIN
[Names of applicable Funds held by shareholder] 1	☐	☐	☐
[Names of applicable Funds held by shareholder] 2	☐	☐	☐
[Names of applicable Funds held by shareholder] 3	☐	☐	☐
[Names of applicable Funds held by shareholder] 4	☐	☐	☐
[Names of applicable Funds held by shareholder] 5	☐	☐	☐
[Names of applicable Funds held by shareholder] 6	☐	☐	☐
[Names of applicable Funds held by shareholder] 7	☐	☐	☐
[Names of applicable Funds held by shareholder] 8	☐	☐	☐
[Names of applicable Funds held by shareholder] 9	☐	☐	☐
[Names of applicable Funds held by shareholder] 10	☐	☐	☐
[Names of applicable Funds held by shareholder] 11	☐	☐	☐
[Names of applicable Funds held by shareholder] 12	☐	☐	☐
[Names of applicable Funds held by shareholder] 13	☐	☐	☐
[Names of applicable Funds held by shareholder] 14	☐	☐	☐
[Names of applicable Funds held by shareholder] 15	☐	☐	☐
[Names of applicable Funds held by shareholder] 16	☐	☐	☐
[Names of applicable Funds held by shareholder] 17	☐	☐	☐
[Names of applicable Funds held by shareholder] 18	☐	☐	☐
[Names of applicable Funds held by shareholder] 19	☐	☐	☐
[Names of applicable Funds held by shareholder] 20	☐	☐	☐

2.	To approve a new Subadvisory Agreement.

	FOR	AGAINST	ABSTAIN
[Names of applicable Funds held by shareholder] 1	☐	☐	☐
[Names of applicable Funds held by shareholder] 2	☐	☐	☐
[Names of applicable Funds held by shareholder] 3	☐	☐	☐
[Names of applicable Funds held by shareholder] 4	☐	☐	☐

3.	To elect Board I Members:

01. Carol L. Colman	02. Daniel P. Cronin	03. Leslie H. Gelb	04. William R. Hutchinson
05. Dr. Riordan Roett	06. Jeswald W. Salacuse	07. R. Jay Gerken

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
[Names of applicable Funds held by shareholder] 1	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 2	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 3	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 4	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 4	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 5	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 7	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 8	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 9	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 10	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 11	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 12	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 13	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 14	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 15	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 16	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 17	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 18	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 19	☐	☐	☐	_____________________

3.	To elect Board II Members:

08. Andrew L. Breech	09. Carol L. Colman	10. William R. Dill	11. William R. Hutchinson
12. Thomas F. Schlafly	13. R. Jay Gerken

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
[Names of applicable Funds held by shareholder] 1	☐	☐	☐	_____________________
[Names of applicable Funds held by shareholder] 2	☐	☐	☐	_____________________

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

SAL_15556